                          Conversion Valuation Report

                  ----------------------------------------

                        Valued as of September 2, 1997



                  FIRST FEDERAL SAVINGS AND LOAN ASSOCIATION
                            Cheraw, South Carolina



                                 Prepared By:


                              Ferguson & Company
                                   Suite 550
                         122 W. John Carpenter Freeway
                               Irving, TX 75039
                                 972/869-1177

                      STATEMENT OF APPRAISER'S INDEPENDENCE
                   First Federal Savings and Loan Association
                             Cheraw, South Carolina
                             ----------------------


         We are the appraiser for First Federal Savings and Loan Association ("First Federal" or "Association") in connection with its mutual to stock conversion. We are submitting our independent estimate of the pro forma market value of the Association's stock to be issued in the conversion. In connection with our appraisal of the Association's to-be-issued stock, we have received a fee which was not related to the estimated final value. The estimated pro forma market value is solely the opinion of our company and it was not unduly influenced by the Association, its conversion counsel, its selling agent, or any other party connected with the conversion.

         First Federal has agreed to indemnify Ferguson & Company under certain circumstances against liabilities arising out of our services. Specifically, we are indemnified against liabilities arising from our appraisal except to the extent such liabilities are determined to have arisen because of our negligence or willful conduct.

                                      Ferguson & Company




                                      Robin L. Fussell
                                      Principal

September 15, 1997

                               September 15, 1997



Board of Directors
First Federal Savings and Loan Association
515 Market Street
Cheraw, South Carolina  29520

Dear Directors:

          We have completed and hereby provide, as of September 2, 1997, an independent appraisal of the estimated pro forma market value of First Federal Savings and Loan Association ("First Federal" or the "Association"), Cheraw, South Carolina, in connection with the conversion of First Federal from the mutual to stock form of organization ("Conversion"). This appraisal report is furnished pursuant to the regulatory filing of the Association's Application for Conversion ("Form AC") with the Office of Thrift Supervision ("OTS").

          Ferguson & Company ("F&C") is a consulting firm that specializes in providing financial, economic, and regulatory services to financial institutions. The background and experience of F&C is presented in Exhibit I. We believe that, except for the fees we will receive for preparing the appraisal and assisting with the Association's business plan, we are independent. F&C personnel are prohibited from owning stock in conversion clients for a period of at least one year after conversion.

          In preparing our appraisal, we have reviewed First Federal's Application for Approval of Conversion, including the Proxy Statement as filed with the OTS. We conducted an analysis of First Federal that included discussions with Dixon, Odom & Co., L.L.P., the Association's independent auditors, and with Luse Lehman Gorman Pomerenk & Schick, P.C., the Association's conversion counsel. In addition, where appropriate, we considered information based on other available published sources that we believe is reliable; however, we cannot guarantee the accuracy or completeness of such information.

          We also reviewed the economy in First Federal's primary market area and compared the Association's financial condition and operating results with that of selected publicly traded thrift institutions. We reviewed conditions in the securities markets in general and in the market for thrifts stocks in particular.

          Our appraisal is based on First Federal's representation that the information contained in the Form AC and additional evidence furnished to us by the Association and its independent auditors are truthful, accurate, and complete. We did not independently verify the financial statements and other information provided by First Federal and its auditors, nor did we independently value the Association's assets or liabilities. The valuation considers First Federal only as a going concern and should not be considered an indication of its liquidation value.

          It is our opinion that, as of September 2, 1997, the estimated pro forma market value of First Federal was $16,500,000, or 1,650,000 shares at $10.00 per share. The resultant valuation range was $14,025,000 at the minimum (1,402,500 shares at $10.00 per share) to $18,975,000 at the maximum (1,897,500 shares at

Board of Directors
September 15, 1997
Page 2

$10.00 per share), based on a range of 15 percent below and above the midpoint valuation. The supermaximum was $21,821,250 (2,182,125 shares at $10.00 per share).

          Our valuation is not intended, and must not be construed, as a recommendation of any kind as to the advisability of purchasing shares of common stock in the conversion. Moreover, because such valuation is necessarily based upon estimates and projections of a number of matters, all of which are subject to change from time to time, no assurance can be given that persons who purchase shares of common stock in the conversion will thereafter be able to sell such shares at prices related to the foregoing estimate of the Association's pro forma market value. F&C is not a seller of securities within the meaning of any federal or state securities laws and any report prepared by F&C shall not be used as an offer or solicitation with respect to the purchase or sale of any securities.

          Our opinion is based on circumstances as of the date hereof, including current conditions in the United States securities markets. Events occurring after the date hereof, including, but not limited to, changes affecting the United States securities markets and subsequent results of operations of First Federal, could materially affect the assumptions used in preparing this appraisal.

          The valuation reported herein will be updated as provided in the OTS conversion regulations and guidelines. Any updates will consider, among other things, any developments or changes in First Federal's financial performance and condition, management policies, and current conditions in the equity markets for thrift shares. Should any such new developments or changes be material, in our opinion, to the valuation of the shares, appropriate adjustments will be made to the estimated pro forma market value. The reasons for any such adjustments will be explained in detail at the time.

                              Respectfully,
                              FERGUSON & COMPANY



                              Robin L. Fussell
                              Principal

FERGUSON & COMPANY
------------------

                               TABLE OF CONTENTS

                   First Federal Savings and Loan Association

                             Cheraw, South Carolina

                                                                         PAGE
                                                                         ----
INTRODUCTION                                                                1

SECTION I. - FINANCIAL CHARACTERISTICS                                      2

PAST & PROJECTED ECONOMIC CONDITIONS                                        2

FINANCIAL CONDITION OF INSTITUTION                                          2

     Balance Sheet Trends                                                   2
     Asset/Liability Management                                             2
     Income and Expense Trends                                              2
     Regulatory Capital Requirements                                        2
     Lending                                                                3
     Nonperforming Assets                                                   3
     Classified Assets                                                      3
     Loan Loss Allowance                                                    3
     Mortgage-Backed Securities and Investments                             3
     Savings Deposits                                                       3
     Borrowings                                                             3
     Subsidiaries                                                           4
     Legal Proceedings                                                      4

EARNINGS CAPACITY OF THE INSTITUTION                                        4

     Asset-Size-Efficiency of Asset Utilization                             4
     Intangible Values                                                      4
     Effect of Government Regulations                                       4
     Office Facilities                                                      5

SECTION II - MARKET AREA                                                    1

DEMOGRAPHICS                                                                1

FERGUSON & COMPANY
------------------

                         TABLE OF CONTENTS - CONTINUED

                   First Federal Savings and Loan Association

                             Cheraw, South Carolina


                                                                         PAGE
                                                                         ----
SECTION III - COMPARISON WITH PUBLICLY TRADED THRIFTS                       1

COMPARATIVE DISCUSSION                                                      1

     Selection Criteria                                                     1
     Profitability                                                          2
     Balance Sheet Characteristics                                          2
     Risk Factors                                                           2
     Summary of Financial Comparison                                        3

FUTURE PLANS                                                                3

SECTION IV - CORRELATION OF MARKET VALUE                                    1

MARKETABILITY & LIQUIDITY OF STOCK TO BE ISSUED                             1

     Financial Aspects                                                      1
     Market Area                                                            2
     Management                                                             2
     Dividends                                                              2
     Liquidity                                                              2
     Thrift Equity Market Conditions                                        3

SOUTH CAROLINA ACQUISITIONS                                                 3

EFFECT OF INTEREST RATES ON THRIFT STOCK                                    3

     Adjustments Conclusion                                                 6
     Valuation Approach                                                     6
     Valuation Conclusion                                                   7

FERGUSON & COMPANY
------------------

                         TABLE OF CONTENTS - CONTINUED

                   First Federal Savings and Loan Association

                             Cheraw, South Carolina


TABLE
NUMBER                             TABLE TITLE                         PAGE
------                             -----------                         ----
           SECTION I  -  FINANCIAL CHARACTERISTICS
     1     Selected Financial Data                                        6
     2     Operating Ratios                                               7
     3     Interest Rate Shock                                            8
     4     Interest Rate Sensitivity Analysis                             9
     5     Regulatory Capital Compliance                                 10
     6     Loan Portfolio Composition                                    11
     7     Loan Maturities                                               12
     8     Average Balances, Rates, and Yields                           13
     9     Rate/Volume Analysis                                          14
    10     Non-Performing Assets                                         15
    11     Analysis of the Allowance for Loan Losses                     16
    12     Allocation of Allowance for Loan Losses                       17
    13     Investment Securities                                         18
    14     Investments at June 30, 1997                                  19
    15     Deposit Portfolio                                             20
    16     Savings Deposits Detail                                       21
    17     Certificate of Deposit Maturities                             22
    18     Large CD Maturities                                           23
    19     Borrowings                                                    24
    20     Offices                                                       25

           SECTION II  -  MARKET AREA
     1     Demographic Trends                                             3
     2     Percent Employment by Industry                                 4
     3     Market Area Deposits                                           5

           SECTION III - COMPARISON WITH PUBLICLY
           TRADED THRIFTS
     1     Comparatives General Characteristics                           4
     2     Key Financial Indicators                                       5
     3     Pro Forma Comparisons                                          6

FERGUSON & COMPANY
------------------

                         TABLE OF CONTENTS - CONTINUED

                   First Federal Savings and Loan Association

                             Cheraw, South Carolina


 TABLE
NUMBER                  TABLE TITLE                                     PAGE
------                  -----------                                     ----
           SECTION IV  - CORRELATION OF MARKET VALUE

  1        Appraisal Earnings Adjustments                                 2
  2        South Carolina Acquisitions                                    8
  3        Recent Conversions                                             9
  4        Comparison of Pricing Ratios                                  12


FIGURE
NUMBER                LIST OF FIGURES                                   PAGE
------                ---------------                                   ----
           SECTION IV  -  CORRELATION OF MARKET VALUE

1          SNL Index                                                     13
2          Interest Rates                                                14

                                 EXHIBIT TITLE
                                 -------------

Exhibit I - Ferguson & Company Qualifications
Exhibit II - Selected Region, State, and Comparatives Information
Exhibit III - First Federal Savings and Loan Association TAFS Report
Exhibit IV - Comparative Group TAFS and BankSource Reports
Exhibit V - Selected Publicly Traded Thrifts
Exhibit VI - Comparative Group Selection
Exhibit VII - Pro Forma Calculations

        Pro Forma Assumptions
        Pro Forma Effect of Conversion Proceeds At the Minimum of the Range Pro Forma Effect of Conversion Proceeds At the Midpoint of the Range Pro Forma Effect of Conversion Proceeds At the Maximum of the Range Pro Forma Effect of Conversion Proceeds At the SuperMax of the Range Pro Forma Analysis Sheet

                                   SECTION I
                           FINANCIAL CHARACTERISTICS

FERGUSON & COMPANY                                                     Section I
------------------                                                     ---------


                                  INTRODUCTION

          First Federal Savings and Loan Association ("First Federal" or "Association") is a federally chartered, federally insured mutual savings association located in Cheraw (Chesterfield County), South Carolina. It was formed in 1920 as Wannamaker Savings Company. It received its federal charter and insurance of accounts and joined the Federal Home Loan Bank system in 1935. In July 1997, the Board of Directors adopted a plan to convert the Association from the mutual to stock form of organization. In connection with the conversion, the Association will form a parent holding company to be known as Great Pee Dee Bancorp, Inc. ("Bancorp" or the "Holding Company"). Bancorp will sell stock to the public and invest part of the proceeds in exchange for all of the shares of stock issued by First Federal.

          At June 30, 1997, First Federal had total assets of $60.5 million, loans of $54.0 million, securities of $2.3 million, cash and federal funds in other banks of $3.7 million, deposits of $46.9 million, borrowings of $2.4 million, and equity of $11.0 million, or 18.3% of assets.

          The Association has one office, which is located in Cheraw (Chesterfield County), South Carolina. South Carolina is in the southeastern portion of the United States. Chesterfield County is located in the northeastern section of the State.

          First Federal is a traditional thrift. It invests primarily in (1) 1-4 family loans, (2) investment securities (principally U.S. government and agency securities), and (3) temporary cash investments. It is funded principally by savings deposits and existing net worth. It has utilized minor amounts of borrowings recently.

          The Association offers a full spectrum of real estate loan products to accommodate its customer base and single family loans dominate the Association's loan portfolio. At June 30, 1997, loans on 1-4 family dwellings made up 80.0% of total assets and 87.0% of the loan portfolio. Consumer loans were 3.2% of the loan portfolio and non-residential real estate loans were 4.5% of the loan portfolio. Construction loans, which are principally 1-4 family dwelling loans, were 5.5% of the loan portfolio at June 30, 1997. Investment securities made up 3.7% of total assets. Cash and federal funds made up 6.2% of First Federal's assets at June 30, 1997.

          First Federal had $107,000 in non-performing assets at June 30, 1997, as compared to $73,000 at June 30, 1996.

          Savings deposits decreased $978 thousand during the period from June 30, 1993, to June 30, 1997, a compound annual decrease rate of .51%. Savings increased $1 thousand from June 30, 1995, to June 30, 1996, and decreased $1.086 million (2.26%) from June 30, 1996, to June 30, 1997. First Federal has not relied extensively on borrowings during recent years. It had $2.400 million in borrowings at June 30, 1997, and $1.050 million at June 30, 1996 and 1995.

          The Association's capital to assets ratio has increased during the period of four years ending June 30, 1997. Equity capital, as a percentage of assets, has increased from 13.8% at June 30, 1993, to 18.3% at June 30, 1997. The compound annual asset growth rate was 2.01% during the period, while the compound annual rate of growth for equity was 9.43%.

          First Federal's profitability, as measured by return on average assets ("ROAA"), has been consistently high as compared to its peer group average of thrifts filing TFR's with the OTS, consisting of OTS supervised thrifts with assets between $50 million and $100 million. For the years ending December 31, 1994, 1995, and 1996, and the three months ending March 31, 1997, First Federal ranked in the 96th, 84th, 93rd, and 90th percentile, respectively, in ROAA, based on information derived from the TAFS thrift database published by Sheshunoff Information Services Inc. (See Exhibit III, page 2). In return on equity for the same periods, First Federal ranked in the 63rd, 49th, 75th, and 51st percentile, respectively.

FERGUSON & COMPANY                                                     Section I
------------------                                                     ---------

I.  FINANCIAL CHARACTERISTICS

PAST & PROJECTED ECONOMIC CONDITIONS

          Fluctuations in thrift earnings in recent years have occurred within the time frames as a result of changing temporary trends in interest rates and other economic factors. However, the year-to-year results have been upward while the general trends in the thrift industry have been improving as interest rates declined. Interest rates began a general upward movement during late 1993, followed by a decline in interest margins and profitability. Rates began a general decline in mid 1995 and then leveled off on the short end and increased on the long end. First Federal's spread was 2.24% for the year ended June 30, 1996. It increased to 2.37% for the year ended June 30, 1997.

          The thrift industry generally is better equipped to cope with changing interest rates than it was in the past, and investors have recognized the demonstrated ability of the thrift industry to maintain interest margins in spite of rising interest rates. However, rate increases and the shortening of the time elapsed between increases during 1994 placed pressure on portfolio managers to shorten maturities, which negatively impacts the future earnings of financial institutions. First Federal has more exposure to interest rate risk than the thrift industry in general.

FINANCIAL CONDITION OF INSTITUTION

Balance Sheet Trends

          As Table I.1 shows, First Federal experienced modest growth in assets during the period of two years ending June 30, 1997. Assets increased $1.674 million during the period (2.8%). Loans increased $1.138 million, or 2.2%. Investment securities, cash, and federal funds combined increased $652 thousand, or 12.2% during the period. Savings deposits decreased by $1.085 million, or 2.3%. Equity increased $1.380 million, or 14.2%.

Asset/Liability Management

          Managing interest rate risk is a major component of the strategy used in operating a thrift. Most of a thrift's interest earning assets are long-term, while most of the interest bearing liabilities have short to intermediate terms to contractual maturity. To compensate, asset/liability management techniques include (1) making long term loans with interest rates that adjust to market periodically, (2) investing in assets with shorter terms to maturity, (3) lengthening the terms to maturities of savings deposits, and (4) seeking to employ any combination of the aforementioned techniques artificially through the use of synthetic hedge instruments. Table I.3 provides rate shock information at varying levels of interest rate change and Table I.4 provides a repricing gap analysis. The Association has some exposure to interest rate increases, but its exposure will be reduced through the equity raised in the conversion.

          First Federal's basic approach to interest rate risk management has been to emphasize shorter term fixed rate mortgage loans and adjustable mortgage loans. First Federal currently is not utilizing synthetic hedge instruments and has not used borrowings extensively in recent years. First Federal's business plan calls for emphasis on shorter term consumer and commercial loans.

Income and Expense Trends

          First Federal was profitable for the fiscal years ended June 30, 1996 and 1997. Fluctuations in income over the period have resulted principally from
(1) changes in non-interest expense, principally the SAIF assessment of approximately $312,000 in 1997; (2) additional loan loss provisions recorded in 1997, e.g., $143,000 in 1997 versus $18,000 in 1996; and (3) higher net interest income, resulting from a reduction in interest expense for 1997.

          Net interest income increased in the year ended June 30, 1997, principally as a result of lower volumes and rates on interest bearing liabilities.

Regulatory Capital Requirements

          As Table I.5 demonstrates, First Federal meets all regulatory capital requirements, and meets the regulatory definition of a "Well Capitalized" institution. Moreover, the additional capital raised in the stock conversion will add to the existing capital cushion.

FERGUSON & COMPANY                                                     Section I
------------------                                                     ---------

Lending

          Table I.6 provides an analysis of the Association's loan portfolio by type of loan and security. This analysis shows that, at June 30, 1996 and 1997, First Federal's loan composition was dominated by 1-4 family dwelling loans. There was little change in the composition of the portfolio from 1996 to 1997. Table I.7 provides information on loan maturities and repricing opportunities at June 30, 1997. The schedule shows that, at that date, approximately 54% of the portfolio was scheduled to mature or reprice in more than five years. The table also shows that 40% of total loans were adjustable rate loans.

          Table I.8 provides rates, yields, and average balances for each of the two years ended June 30, 1997. Interest rates earned on interest-earning assets increased from 7.64% in 1996 to 7.71% in 1997. Interest rates paid on interest-bearing liabilities decreased from 5.40% in 1996 to 5.34% in 1997. First Federal's spread increased from 2.24% in 1996 to 2.37% in 1997.

          Table I.9 provides a rate volume analysis, measuring differences in interest earning assets and interest costing liabilities and the interest rates thereon during the years ended June 30, 1996 versus 1997. The table shows that most of the increase in net interest income from the year ended June 30, 1996 to 1997 resulted from a decline in interest expense arising from a decrease in the average rate and average volume.

Non-performing Assets

          As shown in Table I.10, the Association had $97,000 in loans that were over 90 days delinquent at June 30, 1997. The Association had ceased to accrue interest on these loans. First Federal also had $10,000 in repossessed assets at June 30, 1997. The Association had $73,000 in nonperforming assets at June 30, 1996.

Classified Assets

          First Federal had $293,000 in classified assets at June 30, 1997, $276,000 of which were classified as substandard and $17,000 of which were classified as doubtful. The Association had a loan loss allowance of $303,000, or 103.4% of classified assets at June 30, 1997.

Loan Loss Allowance

          Table I.11 provides an analysis of First Federal's loan loss allowance. Table I.12 shows the allocation of the loan loss allowance among the various loan categories as of June 30 1996, and 1997.

Mortgage-Backed Securities and Investments

          Table I.13 provides a breakdown of investments as of June 30, 1996, and 1997. Table I.14 provides maturity and yield information for investments as of June 30, 1997.

Savings Deposits

          At June 30, 1997, First Federal's deposit portfolio was composed as follows: Passbook accounts--$2.549 million or 5.44%; money market accounts-- $6.436 million or 13.73%; and certificate accounts--$37.878 million or 80.83% (see Table I.15). Table I.16 provides a break down in deposits as of June 30, 1995, 1996, and 1997 and the changes in the various categories. Table I.17 provides maturity information between jumbo certificates and non-jumbo certificates as of June 30, 1997. It shows that 80.45% of all time deposits mature within one year and 94.90% mature within three years.

          First Federal is not overly dependent on large certificates of deposit. At June 30, 1997, the Association had $7.799 million in certificates that were issued for $100 thousand or more, or 16.64% of its total deposits (see Table I.18).

Borrowings

          First Federal had $2.4 million in borrowings at June 30, 1997, of which $2.35 million matures during the year ending June 30, 1998 (see Table I.19).

FERGUSON & COMPANY                                                     Section I
------------------                                                     ---------


Subsidiaries

          First Federal has no subsidiary.

Legal Proceedings

          From time to time, First Federal becomes involved in legal proceedings principally related to the enforcement of its security interest in real estate loans. In the opinion of Management of the Association, no legal proceedings are in process or pending that would have a material effect on First Federal's financial position, results of operations, or liquidity.

EARNINGS CAPACITY OF THE INSTITUTION

          As in any interest sensitive industry, the future earnings capacity of First Federal will be affected by the interest rate environment. Historically, the thrift industry has performed at less profitable levels in periods of rising interest rates. This performance is due principally to the general composition of the assets and the limited repricing opportunities afforded even the adjustable rate loans. The converse earnings situation (falling rates) does not afford the same degree of profitability potential for thrifts due to the tendency of borrowers to refinance both high rate fixed rate loans and adjustable loans as rates decline.

          First Federal is no exception to the aforementioned phenomenon. With its current asset and liability structure, it has some exposure to rising interest rates.

          The addition of capital through the conversion will encourage First Federal to grow. The business plan projects modest asset growth over the three year period ending June 30, 2000. Growth for the first year is projected at 20.6% because of the conversion proceeds. Asset growth is projected at 3.3% for the second year and 4.2% for the third year.

Asset-Size-Efficiency of Asset Utilization

          At its current size and in its current asset configuration, First Federal is an extremely efficient operation. With total assets of approximately $60.5 million at June 30, 1997, First Federal has approximately 9 full time equivalent employees. The business plan projects that operating expense levels as a percentage of average assets will exceed pre-conversion rates, as a result of conversion benefit plans and the additional costs of being a publicly held company.

Intangible Values

          First Federal's greatest intangible value lies in its loyal deposit base. First Federal has a 77 year history of sound operations and independence. At June 30, 1996, the Association had 16.98% of the deposit market in its area (down from 19.21% at June 30, 1994), but it has the ability to increase market share. First Federal has consciously lost market share in recent years as a result of its operating strategies. Its turn around in strategic direction (i.e., stock owned, with emphasis on bank type loan and deposit products) is expected to help First Federal increase its market share.

          First Federal has no significant intangible values that could be attributed to unrecognized asset gains on investments and real estate, except perhaps its main office building as shown on Table I.20.

Effect of Government Regulations

          First Federal's business plan calls for changes in its strategies. The changes will involve the types of loans sought and the efforts expended to acquire deposits. Government regulations will have the greatest impact in the area of cost of compliance and reporting. The conversion will create an additional layer of regulations and reporting and thereby increase the cost to the Association.

FERGUSON & COMPANY                                                    Section I
------------------                                                    ---------

Office Facilities

        First Federal's office is a well maintained facility that was built in 1981. It has adequate amenities to service the Association's customer base. However, the building is short on internal space needed for operations. At some time in the coming years, the Association will have to expand its current office or add an office. Table I.20 provides information on First Federal's office.

FERGUSON & COMPANY                                                     Section 1
------------------                                                     ---------


                                       Table I.1 - Selected Financial Data                                              Compound
                                                                                 At June 30                              Growth
                                                           -------------------------------------------------------
                                                                 1997       1996       1995       1994       1993         Rate
                                                                 ----       ----       ----       ----       ----     -------------
                                                                                         ($000's)
Selected Financial Condition Data:
Total assets                                                 $ 60,538   $ 59,694   $ 58,864   $ 57,796   $ 55,914         2.01%
Cash and federal funds                                          3,742      3,076      2,540      3,101      4,382        -3.87%
Securities held to maturity, including FHLB stock               2,251      2,678      2,801      2,905      3,416        -9.90%
Loans receivable, net                                          53,974     53,335     52,836     51,179     47,463         3.27%
Savings deposits                                               46,863     47,949     47,948     48,717     47,841        -0.51%
Borrowings                                                      2,400      1,050      1,050         50         50           NM
Equity substantially restricted                                11,090     10,504      9,710      8,782      7,735         9.43%


                                                                             Year Ended June 30,
                                                           -------------------------------------------------------
                                                              1997       1996       1995       1994       1993
                                                              ----       ----       ----       ----       ----
                                                                                  ($000's)
Selected Operations Data:
Interest income                                              $  4,558   $  4,521   $  4,341   $  4,303   $  4,461
Interest expense                                                2,595      2,668      2,370      2,163      2,301
                                                           -------------------------------------------------------
                                  Net interest income           1,963      1,853      1,971      2,140      2,160
Provision for loan losses                                         143         18          6          6         82
                                                           -------------------------------------------------------
                            Net interest income after
                            provision for loan losses           1,820      1,835      1,965      2,134      2,078
                                                           -------------------------------------------------------
Noninterest income                                                 23         42         37         53         45
                                                           -------------------------------------------------------
                                            Sub-total           1,843      1,877      2,002      2,187      2,123
                                                           -------------------------------------------------------
Noninterest expense                                               915        654        594        531        501
                                                           -------------------------------------------------------
            Income before taxes and cumulative effect             928      1,223      1,408      1,656      1,622
Income tax expense                                                342        429        518        612        645
                                                           -------------------------------------------------------
                  Net income before cumulative effect             586        794        890      1,044        977
                                                           -------------------------------------------------------
Cumulative effect adjustment                                        -          -          -          4          -
                                                           =======================================================
                                           Net income       $     586  $     794  $     890   $  1,048  $     977
                                                           =======================================================



Source: Offering circular, audited financial statements, & F&C calculations

FERGUSON & COMPANY            Table I.2 - Operating Ratios             Section I
------------------                                                     ---------


                                                            At or for the
                                                          Year Ended June 30,
                                                      --------------------------
                                                           1997          1996
                                                           ----          ----
Performance Ratios:
------------------
Return on assets (ratio of net earnings
  to average total assets)                                0.98%         1.33%
Return on equity (ratio of  net earnings
  to average equity)                                      5.47%         7.80%
Ratio of average interest-earning assets to
  average interest-bearing liabilities                  121.73%       119.79%
Ratio of net interest income, after provision
  for loan losses, to noninterest expense               198.91%       280.58%
Net interest rate spread                                  2.37%         2.24%
Net yield on average interest-earning assets              3.32%         3.13%

Quality Ratios:
--------------
Non-performing loans to total loans
  at end of period                                        0.18%         0.09%
Non-performing loans to total assets                      0.16%         0.08%
Non-performing assets to total assets
  at end of period                                        0.18%         0.12%
Allowance for loan losses to non-performing
  loans at end of period                                312.37%       367.39%
Allowance for loan losses to total loans, net             0.56%         0.32%

Capital Ratios:
--------------
Equity to total assets at end of period                  18.32%        17.60%
Average equity to average assets                         17.89%        16.99%

Other Data:
----------
Number of full service offices                               1             1

Source: Offering circular              7

FERGUSON & COMPANY                                                     Section I
------------------                                                     ---------


                         Table I.3 - Interest Rate Shock

                                                Net Portfolio Value
                                                   June 30, 1997
                             ---------------------------------------------------


           Change                Estimated
          in Rates                  NPV               $ Change      % Change
---------------------------   ----------------        --------     -------------
                                                      ($000's)
+400 bp                        $        6,470          (5,481)          -46%
+300 bp                                 7,897          (4,054)          -34%
+200 bp                                 9,335          (2,616)          -22%
+100 bp                                10,722          (1,229)          -10%
   0 bp                                11,951               -             -
-100 bp                                12,829             878             7%
-200 bp                                13,340           1,389            12%
-300 bp                                13,729           1,778            15%
-400 bp                                14,328           2,377            20%

Source:  Office of Thrift Supervision, Risk Management Division

FERGUSON & COMPANY                                                     Section I
------------------                                                     ---------

                Table I.4 - Interest Rate Sensitivity Analysis

                                                ----------------------------------------------------------------------------
                                                                    Over One      Over Three
                                                    One Year        to Three        to Five       Over Five
                                                    or Less          Years           Years          Years          Total
                                                ----------------------------------------------------------------------------
Interest-earning assets:
-----------------------
Loans:
  Adjustable                                       $   21,638      $        -     $        -     $        -      $   21,638
  Fixed rate                                            1,174             415          1,392         29,339          32,320
Interest-bearing deposits                               2,720               -              -              -           2,720
Federal funds sold                                        800               -              -              -             800
Investments                                                  -            600          1,100             66           1,766
FHLB stock                                                   -              -              -            484             484
                                                ----------------------------------------------------------------------------
Total interest-earning assets                      $   26,332      $    1,015     $    2,492     $   29,889      $   59,728
                                                ============================================================================

Interest-bearing liabilities:
----------------------------
Money market deposit accounts                           6,436               -              -              -           6,436
Savings accounts                                        2,549               -              -              -           2,549
Certificates of deposit                                30,473           5,472          1,762            171          37,878
FHLB advances                                           2,350               -              -             50           2,400
                                                ----------------------------------------------------------------------------
                                                   $   41,808      $    5,472     $    1,762     $      221      $   49,263
                                                ============================================================================

Interest-earning assets less
   interest-bearing liabilities                    $  (15,476)     $   (4,457)    $      730     $   29,668      $   10,465
                                                ============================================================================

Cumulative interest-rate sensitivity gap           $  (15,476)     $  (19,933)    $  (19,203)    $   10,465
                                                ============================================================

Cumulative interest-rate sensitivity gap
  as a percentage of interest-earning assets           -25.91%         -33.37%        -32.15%         17.52%
                                                ============================================================

Cumulative ratio of interest earning
  assets to interest-bearing liabilities                62.98%          57.84%         60.84%        121.24%
                                                ============================================================

Cumulative interest rate sensitivity gap
  as a percent of total assets                         -25.56%         -32.93%        -31.72%         17.29%
                                                ============================================================

Source: Offering circular              9

FERGUSON & COMPANY      Table I.5 - Regulatory Capital Compliance      Section I
------------------                                                     ---------



                                                            Percent of
                                                  Amount      Assets
                                                ----------------------
                                                        ($000's)
Tangible capital                                 $ 11,090        18.3%
Tangible capital requirement                          908         1.5%
                                                ----------------------
Excess (deficit)                                  $10,182        16.8%
                                                ======================

Core capital                                      $11,090        18.3%
Core capital requirement                            1,816         3.0%
                                                ----------------------
Excess (deficit)                                   $9,274        15.3%
                                                ======================

Risk-based capital                                $11,393        36.6%
Risk-based capital requirement                      2,488         8.0%
                                                ----------------------
Excess (deficit)                                   $8,905        28.6%
                                                ======================

FERGUSON & COMPANY      Table I.6 - Loan Portfolio Composition         Section I
------------------                                                     ---------

                                                                    At June 30,
                                       ---------------------------------------------------------------------
                                                      1997                               1996
                                       ---------------------------------   ---------------------------------
                                           Amount            Percent           Amount            Percent
                                                                      ($000's)
Mortgage Loans:
  1-4 family                               48,460            86.91%            48,297            87.42%
  Commercial                                2,502             4.49%             2,089             3.78%
  Construction                              3,044             5.46%             3,123             5.65%
                                       ---------------------------------   ---------------------------------
        Total mortgage loans               54,006            96.85%            53,509            96.86%
                                       ---------------------------------   ---------------------------------
Consumer Loans:
  Loans on savings accounts                   319             0.57%               305             0.55%
  Home improvement loans                    1,437             2.58%             1,430             2.59%
                                       ---------------------------------   ---------------------------------
              Total consumer loans          1,756             3.15%             1,735             3.14%
                                       ---------------------------------   ---------------------------------
  Total loans                              55,762           100.00%            55,244           100.00%
                                       ---------------==================   -------------------==============


Less:
  Construction loans in process             1,306                               1,536
  Allowance for loan losses                   303                                 169
  Deferred fees and discounts                 179                                 204
                                       ===========                         ==========
Loan portfolio, net                        53,974                              53,335
                                       ===========                         ==========


Source: Offering circular                  11

FERGUSON & COMPANY            Table I.7 - Loan Maturities             Section I
------------------                                                    ---------

The following table sets forth certain information at June 30, 1997, regarding the amount of loans maturing in the loan portfolio, based on contractual terms to maturity.

                                      1 Year             1 to 3            3 to 5            Over
                                     or Less             Years             Years            5 Years               Total
                                  -------------     --------------     -------------     -------------     -------------
                                                                         ($000,s)
Adjustable loans                    $   21,638        $         -        $        -        $        -        $   21,638
Fixed rate loans                         1,174                415             1,392            29,339            32,320
Deposit loans                              319                  -                 -                 -               319
                                  -------------     --------------     -------------     -------------     -------------
                       Total        $   23,131        $       415        $    1,392        $   29,339        $   54,277
                                  =============     ==============     =============     =============     =============


Source: Offering circular                12

FERGUSON & COMPANY                                                     Section I
------------------                                                     ---------

                Table I.8 - Average Balances, Rates, and Yields

                                                                              Year Ended June 30,
                                               ------------------------------------------------------------------------------
                                                                1997                                    1996
                                               --------------------------------------  --------------------------------------
                                                  Average     Interest                    Average     Interest
                                                Outstanding    Earned/     Average      Outstanding    Earned/     Average
                                                  Balance       Paid      Yield/Rate      Balance       Paid      Yield/Rate
                                               --------------------------------------  --------------------------------------
                                                                                  ($000's)
Interest/dividend-earning assets:
---------------------------------
Interest-bearing deposits                        $   2,537    $     146       5.75%      $   2,929    $     188       6.42%
Investments                                          2,367          151       6.38%          2,767          159       5.75%
Loans                                               54,199        4,261       7.86%         53,454        4,174       7.81%
                                                 ----------------------------------      ----------------------------------
Total interest\dividend-earning assets              59,103    $   4,558       7.71%         59,150    $   4,521       7.64%
                                                              =====================                   =====================
Non-interest earning assets                            780                                     750
                                                 =========                               =========
Total assets                                     $  59,883                               $  59,900
                                                 =========                               =========
Interest-bearing liabilities:
-----------------------------
Savings deposits                                 $  46,568        2,481       5.33%      $  48,329    $   2,607       5.39%
FHLB advances                                        1,985          114       5.74%          1,050           61       5.81%
                                                 ----------------------------------      ----------------------------------
Total interest-bearing liabilities                  48,553    $   2,595       5.34%         49,379    $   2,668       5.40%
                                                              =====================                   =====================
Non-interest bearing liabilities                       618                                     342
                                                 ---------                               ---------
Total liabilities                                   49,171                                  49,721
                                                 ---------                               ---------
Equity                                              10,712                                  10,179
                                                 =========                               =========
Total liabilities and equity                     $  59,883                               $  59,900
                                                 =========                               =========

Net interest\dividend income                                  $   1,963                               $   1,853
                                                              =========                               =========
Net interest\dividend rate spread  (1)                                        2.37%                                  2.24%
                                                                          =========                              =========
Net interest\dividend earnings assets            $  10,550                               $   9,771
                                                 =========                               =========
Net interest\dividend margin  (2)                                             3.32%                                  3.13%
                                                                          =========                              =========
Average interest\dividend-earning assets to
 average interest-bearing liabilities                           121.73%                                 119.79%
                                                              =========                               =========

(1) Net interest rate spread represents the difference between the average yield on interest-earning assets and the average rate on interest-bearing liabilities.
(2) Net interest margin represents net interest income divided by average interest-earning assets.

Source: Offering circular

FERGUSON & COMPANY                                                     Section I
------------------                                                     ---------

                   Table I.9 - Rate/Volume Analysis

                                                       Year Ended June 30,
                                          ---------------------------------------------
                                                         1997 vs. 1996
                                          ---------------------------------------------
                                                             Increase
                                                           (Decrease)
                                                               Due to
                                          -------------------------------         Total
                                                                               Increase
                                                Volume             Rate      (Decrease)
                                                ------             ----      ----------
                                                            ($000's)
Interest-earning assets:
Interest-bearing deposits                  $      (24)      $      (18)     $      (42)
Investments                                       (24)              16              (8)
Loans                                              58               29              87
                                          ---------------------------------------------

  Total interest-earning assets                    10               27              37
                                          ---------------------------------------------

Interest-bearing liabilities:
Deposits                                          (94)             (32)           (126)
FHLB advances                                      54               (1)             53
                                          ---------------------------------------------

  Total interest - bearing liabilities            (40)             (33)            (73)
                                          ---------------------------------------------

  Increase (decrease) in
    net interest income                   $        50       $       60      $      110
                                          =============================================

Source: Offering circular           14

FERGUSON & COMPANY                                                     Section I
------------------                                                     ---------

                       Table I.10 - Non-Performing Assets

The table below sets forth the amounts and categories of non-performing assets. Loans are placed on non-accrual status when the collection of principal or interest becomes doubtful.

                                                            June 30,
                                              ---------------------------------
                                                   1997             1996
                                                   ----             ----
                                                     ($000's)
Non-accruing loans:
Real estate:
  One- to four-family                               88              33
  Multi-family                                       -               -
  Non-residential                                    -               -
Consumer                                             9              13
Commercial                                           -               -
                                              ---------------------------------
     Total                                          97              46
                                              ---------------------------------
Accruing loans delinquent 90 days or more:
Real estate:
  One- to four-family                                -               -
  Multi-family                                       -               -
  Non-residential                                    -               -
  Construction                                       -               -
Consumer                                             -               -
Commercial                                           -               -
Other                                                -               -
                                              ---------------------------------
     Total                                           -               -
                                              ---------------------------------
            Total non-performing loans              97              46
                                              ---------------------------------

Repossessed assets                                  10              27
                                              ---------------------------------

Total non-performing assets                        107              73
                                              =================================
Total non-performing loans as a
  percentage of total net loans                   0.18%           0.09%
                                              =================================
Total non-performing assets as a
  percentage of total assets                      0.18%           0.12%
                                              =================================

Source: Offering circular             15

FERGUSON & COMPANY                                                     Section I
------------------                                                     ---------

             Table I.11 - Analysis of the Allowance for Loan Losses

                                                 Year ended June 30,
                                           -------------------------------
                                                   1997              1996
                                                   -----             ----
                                                      ($000's)

Balance at beginning of period              $       169       $       172
                                           -------------     -------------

Charge-offs                                           9                21
                                           -------------     -------------

Recoveries                                          -                 -
                                           -------------     -------------

Net (charge-offs)                                     9                21
                                           -------------     -------------
Additions charged to operations                     143                18
                                           =============     =============
Balance at end of period                    $       303       $       169
                                           =============     =============

Allowance for loan losses to total
  non-performing loans at end of period         312.37%           367.39%
                                           =============     =============

Allowance for loan losses to net
  loans at end of period                          0.56%             0.32%
                                           =============     =============

Ratio of net charge-offs to average
  loans outstanding during the period             0.02%             0.04%
                                           =============     =============

Source: Offering circular             16

FERGUSON & COMPANY                                                     Section I
------------------                                                     ---------


              Table I.12 - Allocation of Allowance for Loan Losses

                                                           At June 30,
                                 -----------------------------------------------------------------
                                            1997                              1996
                                 -------------------------------   -------------------------------
                                                    Percent                           Percent
                                                   of Loans                          of Loans
                                                    in Each                           in Each
                                   Amount of       Category          Amount of       Category
                                   Loan Loss       to Gross          Loan Loss       to Gross
                                   Allowance         Loans           Allowance         Loans
                                   ---------         -----           ---------         -----
                                                            ($000's)
Mortgage Loans
  1-4 family                         169              86.91%           126              87.42%
  Non-residential                     24               4.49%            21               3.78%
  Construction                        33               5.46%             8               5.65%
Consumer Loans
  Loans secured by deposits            1               0.57%             1               0.55%
  Home improvement                    10               2.58%             7               2.59%
Unallocated                           66                                 6
                                   -------------------------         -------------------------

                                     303             100.00%           169             100.00%
                                   =========================         =========================

Source: Offering circular             17

FERGUSON & COMPANY                                                     Section I
------------------                                                     ---------

                       Table I.13 - Investment Securities

                                                                  At June 30,
                                                       ----------------------------------
                                                            1997               1996
                                                       ---------------   ----------------
                                                                    ($000's)
Securities held to maturity:
----------------------------
U.S. government and agency securities                      $    1,700         $    2,099
Mortgage-backed securities                                         66                 97
                                                       ---------------   ----------------
                   Sub total                                    1,766              2,196
                                                       ---------------   ----------------
Other:
Interest earning balances in other banks                        2,720              2,292
Federal funds sold                                                800                500
FHLB stock                                                        484                482
                                                       ---------------   ----------------
                                             Total         $    5,770         $    5,470
                                                       ===============   ================

Source: Offering circular             18

FERGUSON & COMPANY                                                     Section I
------------------                                                     ---------

                   Table I.14 - Investments at June 30, 1997

                                                        Maturity Period at June 30, 1997
                                ------------------------------------------------------------------------       ------------------
                                   One Year or Less           One to Five Years          Over Five Years             Total
                                ----------------------        -----------------         ----------------       ------------------

                                Carrying                      Carrying                  Carrying               Carrying
                                 Value          Yield          Value      Yield          Value     Yield        Value       Yield
                                 -----          -----          -----      -----          -----     -----        -----       -----
                                                                               ($000's)
U.S. government and
  agency securities             $      -        0.00%        $  1,700      6.43%        $     -     0.00%       $  1,700     6.43%
Mortgage-backed securities             -        0.00%               -      0.00%             66     8.95%             66     8.95%
FHLB stock                             -        0.00%               -      0.00%            484     7.25%            484     7.25%
Federal funds                        800        5.88%               -      0.00%              -     0.00%            800     5.88%
Interest earning deposits          2,720        6.23%               -      0.00%              -     0.00%          2,720     6.23%
                                --------      -------        --------    -------        -------   -------       --------    ------
Total investment securities     $  3,520        6.15%        $  1,700      6.43%        $   550     7.45%       $  5,770     6.36%
                                ========      =======        ========    =======        =======   =======       ========    ======

FERGUSON & COMPANY                                                     Section I
------------------                                                     ---------

                                        Table I.15 - Deposit Portfolio

                                                                      Balance        Percent
                                                    Interest          June 30,         of
Category                                             Rate (1)           1997        Deposits
--------                                            ---------         --------      --------
                                                                      ($000's)
                                                                      --------
Savings and transactions accounts
---------------------------------
Regular passbook                                        2.96%        $    2,549          5.44%
Money market accounts                                   4.18%             6,436         13.73%
                                                                     ----------     ----------
                                                                          8,985         19.17%
                                                                     ----------     ----------
Certificates of deposit
----------------------------------------------
Fixed term, fixed rate                                  5.28%             9,181         19.59%
Fixed term, fixed rate                                  5.63%            10,578         22.57%
Fixed term, fixed rate                                  5.99%            18,119         38.66%
                                                                     ----------     ----------
                Total certificates of deposit                            37,878         80.83%
                                                                     ----------     ----------
                       Total savings deposits                        $   46,863        100.00%
                                                                     ==========     ==========

(1) Indicates weighted average interest rate at June 30, 1997.


Source: Offering circular             20

FERGUSON & COMPANY                                                    SECTION I
------------------

                      Table I.16 - Savings Deposits Detail



                                                                   At June 30,
                              ----------------------------------------------------------------------------
                                         1997                          1996                   1995             Increase (Decrease)
                              --------------------------- ------------------------  ----------------------
                                             Percent of                Percent of                 Percent of   Year Ended June 30,
                                                                                                              ----------------------
                                Amount         Total          Amount     Total       Amount         Total      1997           1996
                                ------         -----          ------     -----       ------         -----      ----           ----
                                                                     ($000's)
Transactions and Savings:
-------------------------
  Passbook accounts             $    2,549        5.44%    $    2,583     5.39%    $    2,777         5.79%    $     (34)  $  (194)
  Money market accounts              6,436       13.73%         5,786    12.07%         5,769        12.03%          650        17
                              --------------------------   ---------------------   -------------------------  ----------------------

Total transaction accounts           8,985       19.17%         8,369    17.45%         8,546        17.82%          616      (177)
                              --------------------------   ---------------------   -------------------------  ----------------------

Total certificates                  37,878       80.83%        39,580    82.55%        39,402        82.18%       (1,702)      178
                              --------------------------   ---------------------   -------------------------  ----------------------

Total deposits                  $   46,863      100.00%  $   47,949   100.00%      $   47,948       100.00%    $  (1,086)  $     1
                              ==========================   =====================   =========================  ======================

Source: Offering circular             21

FERGUSON & COMPANY   Table I.17 - Certificate of Deposit Maturities   Section I
                                                                      ---------
The table below provides CD maturities at June 30, 1997.


                                        Less Than        One to         Three to          After                           Weighted
                                        One Year       Three Years     Five Years      Five Years             Total         Rate
                                        ---------      -----------     ----------      ----------             -----       --------
                                                                                 ($000's)
Certificates maturing in:

CD's $100,000 or more                    $     6,746     $       644     $       409   $           -     $    7,799         5.82%
CD's under $100,000                           23,727           4,828           1,353             171         30,079         5.64%
                                        -----------------------------------------------------------------------------------------

               Total                     $    30,473     $     5,472     $     1,762     $       171      $  37,878         5.71%
                                        =========================================================================================

          Percent of total                     80.45%          14.45%           4.65%           0.45%        100.00%
                                        ===============================================================================

           Weighted rate                        5.60%           6.11%           6.27%           7.21%
                                        ================================================================

Source:  Offering circular            22

FERGUSON & COMPANY                                                     Section I
------------------                                                     ---------


                       Table I.18 - Large CD Maturities


Certificates of deposit over $100,000
 maturing in period ending:                                        Amount
--------------------------------------------              ----------------
                                                                 ($000's)

Within three months or less                                $        3,164
Three through six months                                            1,954
Six through twelve months                                           1,628
Over 12 months                                                      1,053
                                                          ----------------

Total                                                      $        7,799
                                                          ================




Source:  Offering circular            23

FERGUSON & COMPANY                                                     Section I
------------------                                                     ---------


                            Table I.19 - Borrowings

                                                                    Rate
                                                   Amount          Range
                                         --------------------------------
                                            ($000's)

Due within one year                                 2,350        5.83-5.95%
Due in year ending June 30, 2003                       50        3.00%
                                         =================
                                                    2,400
                                         =================



Source:  Offering circular            24

FERGUSON & COMPANY                                                     Section I
------------------                                                     ---------

                             Table I.20 - Offices


                       Net Book     Insurance      Year       Owned or    Square
Physical address       Value (1)    Coverage     Occupied      Leased      Feet
----------------       ---------    --------     --------      ------      ----
                       ($000's)     ($000's)

515 Market Street      $     116         482         1981        Owned     5,500
Cheraw, SC  29520
Main Office




(1) Cost less accumulated depreciation and amortization.




Source:  First Federal                25

                                  SECTION II
                                  MARKET AREA

FERGUSON & COMPANY                                                    Section II
------------------                                                    ----------

                                II.  MARKET AREA

DEMOGRAPHICS

          First Federal Savings and Loan Association ("First Federal" or "Association") conducts its operations through one office located in Cheraw, Chesterfield County, South Carolina. South Carolina is in the southeastern region of the United States. Chesterfield County is in the northeastern section of South Carolina.

          First Federal has determined that its principal trade area is Chesterfield County and parts of the contiguous counties. Table II.1 presents historical and projected trends for the United States, South Carolina, Chesterfield County, and zip code 29520, which includes the City of Cheraw. The information addresses population, income, employment, and housing trends.

          As indicated in Table II.1, population growth rates for South Carolina are close but slightly below the United States growth rate. Growth rates for Chesterfield County and zip code 29520 are well below both South Carolina and the United States. Household income growth for South Carolina, Chesterfield County, and zip code 29520 is projected to be above that of the United States for the period 1996 to 2001.

          In the period from 1990 until 1996, the population of the State of South Carolina grew 6.20%. During the same period, the Chesterfield County population increased 2.44%, zip code 29520 increased 3.97%, and the United States population increased 6.67%. Projections of population growth from 1996 through 2001 indicate that the State of South Carolina will increase 4.91%, while Chesterfield County is projected to increase by 1.90%, zip code 29520 is projected to increase 2.60%, and the United States population is projected to increase by 5.09%.

          Household income is projected to increase by 1.45% for Chesterfield County from 1996 to 2001. For the same period, household income is projected to increase by 1.96% for the State of South Carolina, increase by 1.45% for zip code 29520, and decline by 3.88% for the United States. Per capita and household income levels for the State of South Carolina are below those of the United States, and per capita and household income levels for Chesterfield County and zip code 29520 are below the State of South Carolina.

          The 2001 estimate shows that, for Chesterfield County, households with incomes less than $15,000 are expected to be 28%; those with incomes between $15,000 and $25,000 are estimated at 19%; those with incomes between $25,000 and $50,000 are estimated at 34%; those with incomes between $50,000 and $100,000 are estimated at 17%; and households with incomes in excess of $100,000 are projected to be 3%. The 2001 estimates for South Carolina are 22%, 17%, 36%, 22%, and 4%, respectively. The 2001 estimate for zip code 29520 is 27%, 20%, 32%, 17%, and 4%, respectively.

          The number of households in Chesterfield County is projected to increase by 1.96% from 1996 to 2001, well below the projection for the State of South Carolina which calls for an increase of 5.07% and in line with the projected increase for zip code 29520 at 2.69%. While the household growth rate for South Carolina is slightly lower than that of the United States (5.07% versus 5.14%), the household growth rate for Chesterfield County and zip code 29520 are well below the projected growth rate for the U.S. and South Carolina.

          With projections of a modest increase in population and number of households, combined with projections of increasing household income, the market for housing units will be steady. Zip code 29520 has approximately 5,100 housing units, of which 64.06% are owner occupied, and a vacancy rate of 6.92%. Chesterfield County has approximately 15,100 housing units, of which 70.12% are owner occupied, and a vacancy rate of 6.98%.

          The principal sources of employment in Chesterfield County are manufacturing--46.7%; services--18.4%; trade--14.2%; and construction/agriculture/mining--12.4%.

          Analysis of the data presented above presents a picture of steady economic opportunity, suggesting that First Federal's growth opportunities within its current market area will be adequate.

FEGUSON & COMPANY                                                    Section II
-----------------                                                    ----------

          Based on information publicly available on deposits as of June 30, 1996 (see Table II.3), Chesterfield County had $282.5 million in deposits and First Federal had 16.98% of the deposit market, down from 19.21% of the market at June 30, 1994. The Association's recent deposit growth rate has been below the overall market. First Federal's competition consists of 12 commercial bank offices and 1 other thrift office. Table II.3 shows that from June 30, 1994 to 1996, First Federal's deposits decreased by $768 thousand (1.6%), while the overall market increased $28.816 million in deposits (11.4%). The Association's deposits decreased $1.086 million (2.3%) from June 30, 1996, to June 30, 1997. The Association's business plan projects that its deposits will grow after conversion. Net deposit growth over the three year business plan period is projected at $2.86 million, after deducting $3.2 million from existing deposits to buy conversion stock.

            Building permit information was not available. However, projected population and household income growth rates in First Federal's market area portend ample lending opportunities within the market. First Federal leads its market in construction lending.

          Growth opportunities for First Federal can be assessed by reviewing economic factors in its market area. The salient factors include growth trends, economic trends, and competition from other financial institutions. We have reviewed these factors to assess the potential for the market area. In assessing the growth potential of the Association, we must also assess the willingness and flexibility of Management to respond to the competitive factors that exist in the market area. Our analysis of the economic potential and the potential of Management affects the valuation of the Association. The business plan indicates that the Association will begin to alter its loan and deposit mix to emphasize more bank type products.

FERGUSON & COMPANY                                                   SECTION II
------------------                                                   ----------

                         Table II.1 - Demographic Trends

                             Key Economic Indicators
       United States, South Carolina, Chesterfield County, Zip Code 29520

=============================================================================================================================
                                                       United             South           Chesterfield          Zip Code
                   Key Economic Indicator              States            Carolina            County            29520 (1)
-----------------------------------------------------------------------------------------------------------------------------
Total Population, 2001 Est.                          278,802,003          3,884,875            40,268             13,934
  1996 - 2001 Percent Change, Est.                          5.09               4.91              1.90               2.60
Total Population, 1996 Est.                          265,294,885          3,703,009            39,517             13,581
  1990 - 96 Percent Change, Est.                            6.67               6.20              2.44               3.97
Total Population, 1990                               248,709,873          3,486,703            38,577             13,063
-----------------------------------------------------------------------------------------------------------------------------

Household Income, 2001 Est.                               33,189             31,857            26,935             26,913
  1996 - 2001 Percent Change, Est.                         (3.88)              1.96              1.45               1.45
Household Income, 1996 Est.                               34,530             31,246            26,550             26,529

-----------------------------------------------------------------------------------------------------------------------------
Per Capita Income, 1990                                   16,738             14,527            12,118             12,891
-----------------------------------------------------------------------------------------------------------------------------

Household Income Distribution-2001 Est. (%)
  $15,000 and less                                            20                 22                28                 27
  $15,000 - $25,000                                           16                 17                19                 20
  $25,000 - $50,000                                           34                 36                34                 32
  $50,000 - $100,000                                          24                 22                17                 17
  $100,000 - $150,000                                          4                  3                 2                  3
  $150,000 and over                                            2                  1                 1                  1
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
Unemployment rate, 1990                                     6.24               6.60              6.38               6.39
-----------------------------------------------------------------------------------------------------------------------------

Median Age of Population, 1996 Est.                         34.3               33.8              34.8               34.6
Median Age of Population, 1990                              32.9               32.0              33.3               33.2
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
Average Housing Value, 1990                               79,098             74,764            47,074             52,123
-----------------------------------------------------------------------------------------------------------------------------

Total Households, 2001 Est.                          103,293,062          1,408,993            14,688              5,123
  1996 - 2001 Percent Change, Est.                          5.14               5.07              1.96               2.69
Total Households, 1996                                98,239,161          1,341,043            14,406              4,989
  1990 - 96 Percent Change, Est.                            6.84               6.60              2.56               4.11
Total Households, 1990                                91,947,410          1,258,044            14,047              4,792
-----------------------------------------------------------------------------------------------------------------------------

Total Housing Units, 1990                            101,641,260          1,424,155            15,101              5,148
  % Vacant                                                 10.07              11.66              6.98               6.92
  % Occupied                                               89.93              88.34             93.02              93.08
    % By Owner                                             57.78              61.70             70.12              64.06
    % By Renter                                            32.15              26.64             22.90              29.02
=============================================================================================================================

Source:  Scan/US, Inc.

(1) Includes Cheraw.

FERGUSON & COMPANY                                                    Section II
------------------                                                    ----------

                  Table II.2 - Percent Employment by Industry



                                                                  Chester-
                                        United       South          field
            Industry                    States      Carolina       County
==================================     ========    ==========    =========

  Construction/Agriculture/Mining          9.5           5.8         12.4

  Manufacturing                           17.7          21.6         46.7

  Transportation/Utilities                 7.1           3.6          3.9

  Trade                                   21.2          20.0         14.2

  Finance/Insurance                        6.9           3.9          2.3

  Services                                32.7          21.5         18.4

  Public Administration                    4.8          23.6          2.1

Source:  1990 U.S. census

FERGUSON & COMPANY                                                    Section II
------------------                                                    ----------

                        Table II.3 - Market Area Deposits

--------------------------------------------------------------------------------------------------

                                                1996             1995             1994
                                             --------------   --------------  --------------
                                                              (in Thousands)
Chesterfield County Deposits

Total First Federal S&LA                       $    47,949      $    47,948     $    48,717
                                             --------------   --------------  --------------
          Number of Branches                            1                1                1

Other Thrifts                                       21,468           18,626               -
                                             --------------   --------------  --------------
          Number                                         1                1               -
          Number of Branches                             1                1               -

Total Thrifts                                  $    69,417      $    66,574     $    48,717
                                             --------------   --------------  --------------
          Number                                         2                2               1
          Number of Branches                             2                2               1

Total Bank Deposits                            $   213,037      $   203,107     $   204,921
                                             --------------   --------------  --------------
          Number                                         5                5               5
          Number of Branches                            12               12              13

          Total Deposits                      $    282,454      $   269,681     $   253,638
                                             ==============   ==============  ==============

             Percent of Deposits Held by
                  First Federal S&LA                16.98%           17.78%          19.21%
                                             ==============   ==============  ==============

--------------------------------------------------------------------------------------------------

Source:  BranchSource, a product of Sheshunoff Information Services, Inc.

                                  SECTION III

                            COMPARISON WITH PUBLICLY

                                 TRADED THRIFTS

FERGUSON & COMPANY                                                   Section III
------------------                                                   -----------

           III.  COMPARISON WITH PUBLICLY TRADED THRIFTS

COMPARATIVE DISCUSSION

     This section presents an analysis of First Federal Savings and Loan Association ("First Federal" or the "Association") relative to a group of twelve publicly traded thrift institutions ("comparative group"). Such analysis is necessary to determine the adjustments that must be made to the pro forma market value of First Federal's stock. Table III.1 presents a listing of the comparative group with general information about the group. Table III.2 presents key financial indicators relative to profitability, balance sheet composition and strength, and risk factors. Table III.3 presents a pro forma comparison of First Federal to the comparative group. Exhibits III and IV contain selected financial information on First Federal and the comparative group. This information is derived from quarterly TFR's filed with the OTS and call reports filed with the FDIC. The selection criteria and comparison with the comparative group are discussed below.

Selection Criteria

     Ideally, the comparative group would consist of thrifts in the same geographic region with identical local economies, asset size, capital level, earnings performance, asset quality, etc. However, there are few comparably sized institutions with stock that is liquid enough to provide timely, meaningful market values. Therefore, we have selected a group of comparatives that are either listed on the New York Stock Exchange ("NYSE"), the American Stock Exchange ("AMEX"), or Nasdaq. We excluded companies that are apparent takeover targets and companies with unusual characteristics that tend to distort both mean and median calculations. For example, we have excluded all companies with losses during the trailing twelve months. We have also excluded mutual holding companies (see Exhibit VI).

     Because of the limited number of similar size thrifts with sufficient trading volume, we looked for members of the comparative group among thrifts with assets up to $100 million. The Southeast Region, which includes South Carolina, had 8 thrifts that met the size requirements. We found 60 thrifts that met the asset size requirements in the entire country (we consider 10 to be the minimum number), and we retained 12 and eliminated 48 for the following reasons:
(a) One was a mutual holding company; (b) Twenty-five did not have PE ratios for the last twelve months; (c) Two had PE ratios of 50.0 or more; (d) Three had agreed to be acquired; (e) Six had non-performing assets in excess of 1.5% of assets; (f) Twenty-six had loans less than 65% of assets; and (g) Four had loans serviced in excess of 40% of assets.

     The principal source of data was SNL Securities, Charlottesville, Virginia. There are approximately 400 publicly traded thrifts listed on NYSE, AMEX, or Nasdaq. In developing statistics for the entire country, we eliminated certain institutions that skewed the results, in order to make the data more meaningful:

     .     We eliminated companies with losses,

     .     We eliminated indicated acquisition targets,

     . We eliminated companies with price/earnings ratios in excess of 25, and

     . We eliminated companies that had not reported as a stock institution for one complete year.

The resulting group of 257 publicly traded thrifts is included in Exhibit V.

     The selected group of comparatives has sufficient trading volume to provide meaningful price data. Ten of the comparative group members are located in the Midwest and the others are located in the Northeast (1) and Mid-Atlantic (1) Regions. With total assets of approximately $60.5 million, First Federal is smaller than the group selected, which has average assets of $77.7 million and median assets of $84.4 million. First Federal's assets after conversion will be in line with the comparative group. Pro forma assets at the midpoint are $74.4 million.

FERGUSON & COMPANY                                                   Section III
------------------                                                   -----------

Profitability

     Using the comparison of profitability components as a percentage of average assets, First Federal was above the comparative group in net income, 1.41% to
 .66%; operating expense, 1.01% to 2.54%; efficiency ratio, 30.41% to 63.56%; and core income, 1.41% to .87%. First Federal was below the comparative group in net interest income, 3.28% to 3.64%; loss provisions, .24% to .13%; and noninterest income, .04% to .33%. First Federal's operating expense minus other income was
 .97% versus 2.21% for the comparative group. After conversion, deployment of the proceeds will provide additional income, and First Federal will compare more favorably with the comparative group in terms of return on average assets, with a return of 1.66% at the midpoint of the appraisal range. Pro forma return on average equity is 4.98% at the midpoint, versus a mean of 5.74% and median of 5.54% for the comparative group.

     As compared with the comparative group, First Federal has a much lower level of operating expense. First Federal is below the comparative group loss provisions. However, First Federal does not have a higher level of problem assets--it simply added more to its loss allowance than normal in 1997. First Federal has low operating expenses and a high capital level, coupled with a very traditional thrift operation. This combination makes it extremely profitable. First Federal has one serious impediment to earnings relative to the comparative group--its spread. The proceeds from the stock sale will improve most of First Federal's operating ratios. However, improving the spread will take some time and require growth in higher yielding loans and lower costing liabilities. As compared to all OTS supervised thrifts with assets between $50 million and $100 million, First Federal's spread ranked in the 30/th/ percentile, 15/th/ percentile, 11/th/ percentile, and 11/th/ percentile, for the years ending December 31, 1994, 1995 and 1996, and the three months ending March 31, 1997, respectively.

Balance Sheet Characteristics

     The general asset composition of First Federal is similar to that of the comparative group. First Federal has a lower level of passive investments with 10.09% of its assets invested in cash, investments, and mortgage-backed securities, versus 20.96% for the comparative group. First Federal has a higher percentage of its assets in loans, at 89.16% versus 75.74% for the comparative group. First Federal's percentage of earning assets to interest costing liabilities is higher than that of the group. First Federal has 121.28% and the comparative group averages 116.26%. After conversion, First Federal's ratio will we significantly higher than that of the group of comparatives.

     The liability side differs mainly in that First Federal has a lower percentage of borrowings, a higher percentage of deposits, and a higher percentage of equity. First Federal has borrowings equal to 3.96% of assets versus 12.53% for the comparative group and deposits equal to 77.41% of assets versus 71.26% for the comparative group. First Federal's equity is 18.31% of assets versus 15.08% for the comparative group. First Federal's equity ratio after conversion will be well above that of the comparative group. First Federal's pro forma equity ratio at the midpoint is 33.6% (37.5% at the supermaximum).

Risk Factors

     First Federal and the comparative group have low levels of non-performing assets. First Federal's loan loss allowance is .56% of net loans, which is in line with the comparative group at .51%. First Federal's gap table at June 30, 1997, indicates cumulative negative gaps as a percentage of assets as follows: one year--25.56%; three years--32.93%; and five years--31.72% (see Table I.4). Its rate shock table indicates a 22% decline in net portfolio value at a 200 basis point increase in rates and a 46% decline in net portfolio value at a 400 basis point rate increase (see Table I.3). These levels of NPV decline indicate more than normal interest rate risk. The comparative group information indicates a negative 6.13% one year gap to assets. However, only four of the twelve members of the group reported their gap. Overall, we believe that First Federal's interest rate risk management is slightly inferior to that of the comparative group.

FERGUSON & COMPANY                                                   Section III
------------------                                                   -----------

Summary of Financial Comparison

     Based on the above discussion of operational, balance sheet, and risk characteristics of First Federal compared with the group, we believe that First Federal's performance is slightly above that of the comparative group. Even though First Federal has a thin spread, its low operating expense level and high capital level are more than enough to compensate. The conversion proceeds will improve several of First Federal's financial aspects and, after conversion, the Association will lead the comparative group in most financial areas. The difficult aspect for First Federal will be trying to achieve a reasonable return on equity, with the high equity level it will have.

FUTURE PLANS

     First Federal's future plans are to be a well capitalized profitable institution with good asset quality and a commitment to serving the needs of its trade area. The business plan projects that the Association will grow slowly.

     In recent years, First Federal has experienced moderate growth. The Association's business plan projects that it will experience growth in loans, savings deposits, and liquidity. The additional capital raised by the sale of Common Stock will initially be used to purchase short term investment securities.

     Increasing market penetration by increasing the number of services and products available and the number of locations is the most likely method to be employed to achieve growth on a long-term basis.

FERGUSON & COMPANY                                                   Section III
------------------                                                   -----------

               Table III.1 - Comparative General Characteristics

                                                                                               Total             Current    Current
                                                                   Number                     Assets               Stock     Market
                                                                        of         Type        ($000)              Price      Value
Ticker    Short Name                      City             State   Offices    Thrift (1)         MRQ   IPO Date        ($)     ($M)

ALBC      Albion Banc Corp.               Albion           NY            2  Traditional       68,628    07/26/93   23.250      5.81
CIBI      Community Investors Bancorp     Bucyrus          OH            3  Traditional       92,304    02/07/95   15.500     14.41
CKFB      CKF Bancorp Inc.                Danville         KY            1  Traditional       60,812    01/04/95   19.000     18.05
HZFS      Horizon Financial Svcs Corp.    Oskaloosa        IA            3  Traditional       85,969    06/30/94   18.875      8.03
INCB      Indiana Community Bank SB       Lebanon          IN            3  Traditional       91,329    12/15/94   15.750     14.52
JOAC      Joachim Bancorp Inc.            De Soto          MO            1  Traditional       34,938    12/28/95   14.500     10.48
LOGN      Logansport Financial Corp.      Logansport       IN            1  Traditional       83,152    06/14/95   14.625     18.43
MCBN      Mid-Coast Bancorp Inc.          Waldoboro        ME            2  Traditional       59,739    11/02/89   25.500      5.93
NWEQ      Northwest Equity Corp.          Amery            WI            3  Traditional       96,891    10/11/94   16.750     14.05
SFFC      StateFed Financial Corporation  Des Moines       IA            2  Traditional       85,679    01/05/94   22.000     17.24
SOBI      Sobieski Bancorp Inc.           South Bend       IN            3  Traditional       81,754    03/31/95   16.438     12.74
THR       Three Rivers Financial Corp.    Three Rivers     MI            4  Traditional       91,165    08/24/95   16.250     13.38

Maximum                                                                  4                    96,891               25.500     18.43
Minimum                                                                  1                    34,938               14.500      5.81
Average                                                                  2                    77,697               18.203     12.76
Median                                                                   3                    84,416               16.594     13.72

(1) Made determination by reference to TAFS and BankSource reports. TAFS reports are derived from quarterly reports filed with the OTS and BankSource reports are derived from call reports filed with the FDIC. TAFS and BankSource are published by Sheshunoff Information Services, Austin, Texas.



Source:  SNL & F&C calculations        4

FERGUSON & COMPANY                                                   Section III
------------------                                                   -----------

                    Table III.2 - Key Financial Indicators

                                                       First Federal
                                                      Savings & Loan                Comparative
                                                        Association                    Group
                                                     ----------------              -------------

Profitability
 (% of average assets)
Net income (1)                                              1.41                          0.66
Net interest income                                         3.28                          3.64
Loss (recovery) provisions                                  0.24                          0.13
Other operating income                                      0.04                          0.33
Operating expense (2)                                       1.01                          2.54
Efficiency ratio (2)                                       30.41                         63.56
Core income (excluding gains
   and losses on asset sales)(1)                            1.41                          0.87


Balance Sheet Factors
 (% of assets)
Cash and investments                                        8.99                         15.75
Mortgage-backed securities (including CMO's)                1.10                          5.21
Loans                                                      89.16                         75.74
Savings deposits                                           77.41                         71.26
Borrowings                                                  3.96                         12.53
Equity                                                     18.31                         15.08
Tangible equity                                            18.31                         15.08


Risk Factors
 (%)
Earning assets/costing liabilities                        121.28                        116.26
Non-performing assets/assets                                0.18                          0.71
Loss allowance/non performing assets                      283.18                         68.59
Loss allowance/loans                                        0.56                          0.51
One year gap/assets (3)                                   (25.56)                        (6.13)

(1) Used appraisal earnings.
(2) Excluded SAIF assessment.
(3) Only four of the twelve in the group reported one year gap.

Source: SNL Securities, F&C calculations, and Offering Circular

FERGUSON & COMPANY                                                   Section III
------------------                                                   -----------

                      Table III.3 - Pro Forma Comparisons



As of September 2, 1997

Ticker    Name                             Price      Mk Value      PE       P/Book    P/TBook   P/Assets   Div Yld      Assets
                                            ($)        ($Mil)       (X)       (%)        (%)        (%)       (%)        ($000)
          First FS&LA, Cheraw, SC
          -----------------------
          Before Conversion                    N/A        N/A       N/A       N/A        N/A        N/A        N/A      60,538
          Pro Forma Supermaximum            10.000      21.82      16.2      74.4       74.4       27.9       3.00      78,983
          Pro Forma Maximum                 10.000      18.98      14.8      70.6       70.6       25.1       3.00      76,530
          Pro Forma Midpoint                10.000      16.50      13.6      66.7       66.7       22.4       3.00      74,398
          Pro Forma Minimum                 10.000      14.03      12.1      62.1       62.1       19.7       3.00      72,266

          Comparative Group
          -----------------
          Averages                          18.203      12.76      21.4     111.1      111.1       17.1       2.30      77,697
          Medians                           16.594      13.72      17.5     112.6      112.6       15.6       2.18      84,416

          South Carolina Thrifts
          ----------------------
          Averages                          24.563     147.49      18.8     180.7      180.7       12.7       1.46   1,166,021
          Medians                           24.563     147.49      18.8     180.7      180.7       12.7       1.46   1,166,021

          Southeast Region Thrifts
          ------------------------
          Averages                          23.186      89.72      17.7     152.1      159.9       17.7       2.13     621,931
          Medians                           21.125      72.23      18.0     145.1      145.1       15.8       2.15     367,709

          All Public Thrifts
          ------------------
          Averages                          23.857     251.94      16.8     149.9      157.8       15.3       1.80   1,612,216
          Medians                           21.250      60.07      16.7     142.7      147.1       14.3       1.76     397,730

          Comparative Group
          -----------------
ALBC      Albion Banc Corp.                 23.250       5.81      24.0      97.0       97.0        8.5       1.38      68,628
CIBI      Community Investors Bancorp       15.500      14.41      15.7     129.6      129.6       15.6       2.07      92,304
CKFB      CKF Bancorp Inc.                  19.000      18.05      21.1     112.0      112.0       28.9       2.63      60,812
HZFS      Horizon Financial Svcs Corp.      18.875       8.03      17.5      95.5       95.5        9.3       1.70      85,969
INCB      Indiana Community Bank SB         15.750      14.52      32.8     128.4      128.4       15.9       2.29      91,329
JOAC      Joachim Bancorp Inc.              14.500      10.48      39.2     106.5      106.5       30.0       3.45      34,938
LOGN      Logansport Financial Corp.        14.625      18.43      15.6     115.5      115.5       22.2       2.74      83,152
MCBN      Mid-Coast Bancorp Inc.            25.500       5.93      15.3     115.4      115.4        9.9       2.04      59,739
NWEQ      Northwest Equity Corp.            16.750      14.05      15.7     117.7      117.7       14.5       3.10      96,891
SFFC      StateFed Financial Corporation    22.000      17.24      15.2     113.2      113.2       20.1       1.82      85,679
SOBI      Sobieski Bancorp Inc.             16.438      12.74      27.0      95.4       95.4       15.6       1.95      81,754
THR       Three Rivers Financial Corp.      16.250      13.38      17.5     106.7      107.1       14.7       2.46      91,165

FERGUSON & COMPANY                                                   Section III
------------------                                                   -----------

                      Table III.3 - Pro Forma Comparisons


As of September 2, 1997

Ticker  Name                               Eq/A   TEq/A   EPS    ROAA      ROAE
                                           (%)     (%)    ($)     (%)      (%)
        First FS&LA, Cheraw, SC
        -----------------------
        Before Conversion                 18.3    18.3     N/A   1.41      7.83
        Pro Forma Supermaximum            37.5    37.5    0.62   1.73      4.64
        Pro Forma Maximum                 35.5    35.5    0.67   1.70      4.81
        Pro Forma Midpoint                33.6    33.6    0.74   1.66      4.98
        Pro Forma Minimum                 31.7    31.7    0.82   1.63      5.18

        Comparative Group
        -----------------
        Averages                          15.1    15.1    0.96   0.87      5.74
        Medians                           13.1    13.1    0.96   0.80      5.54

        South Carolina Thrifts
        ----------------------
        Averages                           7.2     7.2    1.41   0.72     10.56
        Medians                            7.2     7.2    1.41   0.72     10.56

        Southeast Region Thrifts
        ------------------------
        Averages                          12.2    12.0    1.38   1.08      9.23
        Medians                           10.8    10.4    1.32   0.99      8.82

        All Public Thrifts
        ------------------
        Averages                          10.8    10.5    1.52   1.02     10.09
        Medians                            9.4     8.9    1.32   0.93      8.92

        Comparative Group
        -----------------
ALBC    Albion Banc Corp.                  8.7     8.7    0.97   0.37      4.03
CIBI    Community Investors Bancorp       12.0    12.0    0.99   0.92      7.98
CKFB    CKF Bancorp Inc.                  24.0    24.0    0.90   1.33      5.37
HZFS    Horizon Financial Svcs Corp.       9.8     9.8    1.08   0.55      5.25
INCB    Indiana Community Bank SB         12.4    12.4    0.48   0.50      3.92
JOAC    Joachim Bancorp Inc.              28.2    28.2    0.37   0.76      2.59
LOGN    Logansport Financial Corp.        19.2    19.2    0.94   1.51      7.40
MCBN    Mid-Coast Bancorp Inc.             8.6     8.6    1.67   0.67      7.57
NWEQ    Northwest Equity Corp.            11.5    11.5    1.07   0.98      8.16
SFFC    StateFed Financial Corporation    17.8    17.8    1.45   1.37      7.36
SOBI    Sobieski Bancorp Inc.             15.1    15.1    0.61   0.59      3.57
THR     Three Rivers Financial Corp.      13.8    13.7    0.93   0.83      5.71

                    Note: Stock prices are closing prices or last trade. Pro forma calculations for First Federal are based on sales at $10 a share with a minimum of $14,025,000, midpoint of $16,500,000, maximum of $18,975,000, and supermaximum of $21,821,250. Sources: First Federal's audited and unaudited financial Statements, SNL Securities, and F&C calculations.

                                   SECTION IV

                             CORRELATION OF MARKET

                                     VALUE

FERGUSON & COMPANY                                                  Section IV
------------------                                                  ----------


                        IV.  CORRELATION OF MARKET VALUE

MARKETABILITY & LIQUIDITY OF STOCK TO BE ISSUED

          Certain factors must be considered to determine whether adjustments are required in correlating First Federal's market value to the comparative group. Those factors include financial aspects, market area, management, dividends, liquidity, thrift equity market conditions, and subscription interest.

          This section addresses the aforementioned factors and the estimated pro forma market value of the to-be-issued common shares and compares the resulting market value of the Association to the members of its comparative group and the selected group of publicly held thrifts.

Financial Aspects

          Section III includes a discussion regarding a comparison of First Federal's earnings, balance sheet characteristics, and risk factors with its comparative group. Table III.2 presents a comparison of certain key indicators, and Table III.3 presents certain key indicators on a pro forma basis after conversion.

          As shown in Table III.2, from an earnings viewpoint, First Federal is well above its comparative group in core income as a percentage of average assets. First Federal's core income is based on appraisal earnings which factors out unusual or nonrecurring items and the comparative group's core income is computed on the same basis. First Federal's net interest income as a percent of assets is 3.28% versus 3.64% for the comparatives. The difference is attributable to First Federal's lower spread, which is caused principally by its high cost of funds. Exhibit III, page 2 indicates that First Federal's cost of funds was in the 30/th/ percentile for calendar year 1994, 15/th/ percentile for 1995, 11/th/ percentile for 1996, and the 11th percentile for the three months ending March 31, 1997. Generally, this means that First Federal's average cost of funds was higher than approximately 85% or more of OTS supervised thrifts in its asset range. The peer group that First Federal is compared to is all thrifts between $50 million and $100 million in assets filing quarterly reports with the Office of Thrift Supervision.

          First Federal's loan loss provisions are above its comparative group, with loss provisions of .24% of assets versus .13% of assets for the comparative group. However, this is not indicative of higher levels of asset problems at First Federal. This results simply from First Federal making a significant addition to its loan loss allowance for this year. First Federal's other operating income is .04% of average assets, versus .33% for the comparative group. First Federal's lower ratio results from its loan and deposit mix.

          First Federal's operating expense ratio, at 1.01% of average assets, is well below that of the comparative group, which is 2.54%. First Federal's lower ratio results from its more traditional and efficient operation.

          After First Federal completes its stock conversion, its core income as a percentage of average assets will increase. Table III.3 projects that First Federal's return on assets will be 1.66% at the midpoint, versus a mean of .87% and median of .80% for the comparative group.

          First Federal's pro forma equity to assets ratio at the midpoint is 33.6%, versus a mean of 15.1% and median of 13.1% for the comparative group. First Federal's pro forma return on equity is 4.98% at the midpoint versus a mean of 5.74% and median of 5.54% for the comparative group.

          First Federal's recorded earnings have been adjusted for appraisal purposes. The Association recorded higher than normal loan loss provisions and the SAIF resolution assessment.

FERGUSON & COMPANY                                                  Section IV
------------------                                                  ----------


                  Table IV.1 - Appraisal Earnings Adjustments

Net income, year ended June 30, 1997                                            $ 586,000
Plus SAIF assessment                                                              312,000
Plus loan loss provisions in excess of normal amount--143,000 - 50,000             93,000
Less applicable taxes on above adjustments at 36%                                -146,000
                                                                           ---------------
Appraisal earnings, year ended June 30, 1997                                    $ 845,000
                                                                           ===============

          First Federal's asset composition is less passive than the comparative group. First Federal has a higher ratio of loans to assets, lower ratio of investments and mortgage-backed securities to assets, higher ratio of deposits to assets, lower ratio of borrowings to assets, and higher ratio of equity to assets. From the risk factor viewpoint, First Federal is on level the comparative group. First Federal has a lower level of non performing assets. First Federal's loan loss allowance is .56% of net loans, compared with the comparative group, which is .51%. Its ratio of interest earning assets to interest bearing liabilities (121.28%) is above the comparative group (116.26%). First Federal's ratio will be much higher than the comparative group after conversion. Assuming no withdrawals from deposits for the purchase of stock, at the midpoint, First Federal's ratio would be approximately 149%, and at the supermaximum, it would be approximately 159%. From an interest rate risk factor, First Federal probably has more exposure than the comparative group.

          We believe that an upward adjustment is necessary relative to
                             -----------------
financial aspects of First Federal.

Market Area

          Section II describes First Federal's market area.

          We believe that no adjustment is required for First Federal's market
                          -------------
area.

Management

          The President, who functions as CEO, has been with First Federal 23 years, serving as CEO the last 15 years. The Secretary/Treasurer has served in this capacity since 1988. There is little depth in management. The Board recognizes this and the Association is currently searching for an executive with skills to complement Messrs. Watts and Craft. The additional executive will bring commercial banking skills in addition to adding to First Federal's depth in management. First Federal currently has no management succession plan.

          We believe no adjustment is required for First Federal's management.
                     -------------

Dividends

          Table III.3 provides dividend information relative to the comparative group and the thrift industry as a whole. The comparative group is paying a mean yield on price of 2.30% and a median of 2.18%, while all public thrifts are paying a mean of 1.80% and median of 1.76%. First Federal intends to pay an initial rate of 3.0% ($.30 per share).

          We believe that no adjustment is required relative to First Federal's
                          -------------
intention to pay dividends.

Liquidity

          The Holding Company has never issued capital stock to the public, and as a result, no existing market for the Common Stock exists. Although the Holding Company intends to list its Common Stock on

FERGUSON & COMPANY                                                  Section IV
------------------                                                  ----------

the National Association of Securities Dealers Automated Quotation National Market System, there can be no assurance that a liquid trading market will develop.

          A public market having the desirable characteristics of depth, liquidity, and orderliness depends upon the presence, in the market place, of both willing buyers and sellers of the Common Stock. These characteristics are not within the control of the Association or the market.

          The peer group includes companies with sufficient trading volume to develop meaningful pricing characteristics for the stock. The market value of the comparative group ranges from $5.81 million to $18.43 million, with a mean value of $12.76 million and median value of $13.72 million. The midpoint of First Federal's valuation range is $16.5 million at $10 a share, or 1,650,000 shares.

          We believe that no adjustment is required relative to the liquidity of
                          -------------
First Federal's stock.

Thrift Equity Market Conditions

          The SNL Thrift Index is summarized in Figure IV.1. As the table demonstrates, the Thrift Index has performed well since the end of 1990. The Index has grown as follows: Year ended December 31, 1991--increased 49.0% from
96.6 to 143.9; Year ended December 31, 1992--increased 39.7% to 201.1; Year ended December 31, 1993--increased 25.6% to 252.5; Year ended December 31, 1994- -decreased 3.1% to 244.7; Year ended December 31, 1995--increased 53.9% to 376.5; Year ended December 31, 1996--increased 28.4% to 483.6; and Period ended September 2, 1997--increased 40.1% to 677.6. It is market value weighted with a base value of 100 as of March 31, 1984.

          As shown in Figure IV.1, which is a graph of the SNL Thrift Index covering from December 31, 1990 through September 2, 1997, the market, as depicted by the index, has experienced fluctuations recently. It dipped in the latter part of 1994, but recovered during the first quarter of 1995. During 1995, the Index continued a more robust increase and moved from 244.7 at year end 1994 to 376.5 by December 31, 1995, an increase of 53.9%. However, the Index was flat for the first six months of 1996, but it has picked up since June 30, 1996. It closed 1996 at 483.6, up 28.4% from 1995. It is up 40.1% (to
677.6) from December 31, 1996 to September 2, 1997.

          The increase in the SNL Index, in general, has been parallel with the increases in other equity markets with some interim fluctuations caused by changes or anticipated changes in interest rates. Another factor, however, is also notable. In other markets, increased prices are responding to improved profits, with price to earnings ratios increasing as earnings potentials are anticipated. However, the thrift IPO market has been affected by speculation that the majority of the institutions will become viable consolidation candidates and sell at some expanded multiple of book value.

SOUTH CAROLINA ACQUISITIONS

          Table IV.2 provides information relative to acquisitions of financial institutions in South Carolina between January 1, 1996 and August, 1997. There were four thrift acquisitions and no bank acquisitions announced during that time frame. Currently, there are seven publicly held thrifts in the State of South Carolina. There are sixty publicly held thrifts in the southeast region of the country. Thrift acquisitions in South Carolina since January 1, 1996, have averaged 229.5% of tangible book value and 26.9 times earnings. The median price has been 206.9% of tangible book value and 22.1 times earnings. The PE ratio is skewed by one acquisition with a ratio of 63.4.

EFFECT OF INTEREST RATES ON THRIFT STOCK

          The current interest rate environment and the anticipated rate environment will affect the pricing of thrift stocks and all other interest sensitive stocks. As the economy continues to expand, the fear of inflation can return. The Federal Reserve, in its resolve to curb inflation, has increased rates in the past, but has more

FERGUSON & COMPANY                                                  Section IV
------------------                                                  ----------

recently relented and passed several opportunities to increase rates until March 25, 1997, when the Federal Open Market Committee ("FOMC") increased the discount rate 25 basis points. In some minds, this was an attempt to head off inflationary trends. According to the FOMC, "This action was taken in light of persisting strength in demand, which is progressively increasing the risk of inflationary imbalances developing in the economy that would eventually undermine the long expansion."/1/ This increase was clearly telegraphed by Chairman Greenspan who voiced concern about the levels of the equity markets. Following the March 25 increase, unemployment rates were announced at the 5.2% level, down from the 5.5% level at the beginning of 1996, and significantly down from the 6.7% level at the beginning of 1994./2/ The good news about unemployment gave way to speculation that the March 25/th/ increase was just the first of at least two or three increases, and the speculation was given some credence at that time by rises in the Employment Cost index, an increase in Unit Labor Cost, and an upward trend in the price of crude oil. By April 1, 1997, following the rate increase, the equities markets lost all of the gains registered since the first of the year. By the end of April 1997, the market had begun a rebound and has trended upward since then. There have been specific days of price adjustment, but the overall trend is up. Chairman Greenspan, in recent public appearances, has not articulated concerns about market levels and inflation.

          The thrift equities market is following the market in general. However, the thrift equities market can continue to be influenced by the speculation that there will eventually be a buyout, and the fact that thrift IPO stock can be purchased at significant discounts from book value. These two facts could keep the thrift equities market from falling as much as the other general markets if there is a period of adjustment. However, if the mergers and acquisitions levels drop, if there were another sharp and sustained rise in the interest rates, or if other equity markets have protracted adjustment, the market in thrift equities would also adjust. Recent earnings reports by financial institutions that have made major acquisitions in the recent past have been disappointing. Even Wells Fargo, the master at merger profitability, had to admit that its latest acquisition produced losses.

          What is likely to happen in the short to intermediate term is that rates will float around current levels for the next few months. The yield curve will continue to be of normal configuration. Most economists feel that a rise of three quarters of one percent on the short side and less on the long side could severely dampen the economy, but such increases are highly unlikely at this time. Following the March increase in rates, additional data has caused the concerns about rising inflation to moderate. Since lower rates benefit corporate earnings, the housing and stock markets, and the bond market, the economy has continued its expansion, but at a slightly slower rate.

          With the Federal Reserve always ready to raise (or lower) rates as economic conditions warrant, it is likely that before this expansion cycle is over, interest rates will rise. The supply and demand portion of the equation is nicely balanced, and a continuation of such equilibrium will probably restrain rising rates in the near term. It is even possible that in the short-term, interest rates might ease a bit.

          The consumer seems happier now than in the past. Job markets are strong and the unemployment rate was recently 4.8%--the lowest since November 1973. Consumer confidence is at a 28 year high. Our continuing economic health has always been dependent upon meaningful consumer participation, because consumers (household sector) actually account for 68% of the Gross Domestic Product ("GDP").

          In the second quarter of 1997, consumers seemed to rein in their consumption. This lowering of consumption may be only to catch their economic breath and repay credit card debt and other personal debt which has accumulated. Manufacturing is still strong, even with the slight drop in retail sales, home purchases and other big ticket items.

-------------------------
/1/ US Financial Data, published by the Research Division of the Federal Reserve Bank of St. Louis, MO.
/2/ National Economic Trends, the Federal Reserve Bank of St. Louis, MO.

FERGUSON & COMPANY                                                  Section IV
------------------                                                  ----------


          With consumer confidence at a high level, jobs plentiful, inflation seemingly in check, and the economy healthy and continuing to expand, why shouldn't the economy continue to roll onward and upward? From an analytical view, there is little on the economic horizon at this time that would interfere with continuing economic expansion for at least another 12 to 18 months.

          Thrift net interest margins have remained stable. The equilibrium in the supply and demand portion of the interest rate market has helped continue the profitability mode of the industry that started in 1993. Access to mortgage-backed securities and derivatives has made it possible for many to be profitable without making loans in significant volumes. With reduced deposit insurance premiums, perhaps they will become more willing to compete for customer deposits. However, even with portfolios replete with adjustable rate loans and adjustable MBS's, there remains a real fear that a quickly rising rate environment can cause the cost of funds to rise faster than the adjustable assets can accommodate, and accordingly, spreads would narrow. If rates rise in a slow and orderly manner, then the negative impact on spreads will be less, and the adjustable rate assets will have time to rise and protect rate spreads.

          As clearly illustrated, the SNL Thrift Index has performed well over the last six years. It moved in tandem with all interest sensitive stocks and reflected the weakness in the market as investors began to consider the importance of increases in rates and their impact on the net interest margins of thrifts. The clear implication is that rising interest rates will have a negative impact on earnings.

          Figure IV.2 graphically displays the rate environment since February 27, 1997. At that time, the yield curve was relatively flat, with only a 119 basis point ("BP") difference between the one year treasury bill rate and the 30 year treasury. Since that time, the yield curve has changed very little with a 106 BP spread between the one year treasury bill rate and the 30 year treasury rate at August 29, 1997.

          At February 27, 1997, the spread between the 1 year T-Bill and the 5 year T-Note was 73 BP, and the spread between the 5 year T-Note and the 30 year bond was 46 BP. On August 29, 1997, the spreads were 64 and 42 BP, respectively.

          From February 27, 1997 to August 29, 1997, the Fed Funds rate increased 40 BP and the Prime Rate increased 25 BP.

          Increased cost of funds will serve to narrow the net interest margins of thrifts. A thrift's ability to maintain net interest margins through business cycles is important to investors, unless thrifts can offset the decline in net interest income by other sources of revenue or reductions in noninterest expense. The former is difficult and the latter is unlikely.

          First Federal, with its interest rate risk, is more vulnerable to rising rates than most. Management of First Federal must pay attention to spread management as well as gap management, to improve the Association's profitability. Its projected growth in consumer and commercial loans combined with its projected growth in lower rate deposits will produce a higher spread. Also, First Federal's capital level, especially on a pro forma basis, mitigates the level of declining net interest income associated with rising rates for an institution with a negative repricing gap.

          During 1993, conversion stocks often experienced first day 30% or more increases in value. As Table IV.3 shows, recent price appreciation has become quite robust, approaching 1993 levels. Table IV.3 provides information on nine conversions completed since February 28, 1997 and listed on major exchanges.
The average change in price since conversion is a gain of 57.8% and the median change is a gain of 55.0%. Within that group, all have increased in value with a range of a low of 36.3% to a high of 80.0%. The average increase in value at one day, one week, and one month after conversion has been 43.4%, 44.4%, and 47.4%, respectively. The median increase in value at one day, one week, and one month after conversion has been 33.8%, 37.5%, and 40.0%, respectively.

FERGUSON & COMPANY                                                  Section IV
------------------                                                  ----------


          Because of the lack of complete earnings information on recent conversions, a meaningful comparison of the price earnings ratios is difficult to make. However, there is information, albeit limited, to review the price to book ratio. The average price-to-book ratio, as of September 2, 1997, is 99.2% and the median is 96.3%. That compares to the offering price to pro forma book, where the average was 71.2% and the median was 71.9%.

          We believe a downward adjustment is required for the new issue
                       -------------------
discount.

Adjustments Conclusion

                              Adjustments Summary
--------------------------------------------------------------------------------

                                    No Change        Upward         Down
Financial Aspects                                       X

Market Area                            X

Management                             X

Dividends                              X

Liquidity                              X

Thrift Equity Market Conditions                                      X
--------------------------------------------------------------------------------


Valuation Approach


          Typically, investors rely on the price/earnings ratio as the most appropriate indicator of value. We consider price/earnings to be one of the important pricing methods in valuing a thrift stock. Price/book is a well recognized yardstick for measuring the value of financial institution stocks in general. Another method of viewing thrift values is price/assets, which is more meaningful in situations where the subject is thinly capitalized. Given the healthy condition of the thrift industry today, more emphasis is placed on price/earnings and price/book. Generally, price/earnings and price/book should be considered in tandem.

          Table III.3 presents First Federal's pro forma ratios and compares them to the ratios of its comparative group and the publicly held thrift industry as a whole. First Federal's net income for the twelve months ended June 30, 1997, was approximately $586,000, with adjustments of $259,000 required to determine appraisal earnings of $845,000. Management has indicated an intention, through its plans for diversification of deposit and loan products, to exhibit the flexibility in operations needed to serve both the public and the institution. The Association is well positioned to manage reasonable interest rate variations. The Association projects modest growth.

          The comparative group traded at an average of 21.4 times earnings at September 2, 1997, and at 111.1% of book value. The comparative group traded at a median of 17.5 times earnings and a median of 112.6% of book value. At the midpoint of the valuation range, First Federal is priced at 13.6 times earnings and 66.7% of book value. At the maximum end of the range, First Federal is priced at 14.8 times earnings and 70.6% of book value. At the supermaximum, First Federal is priced at 16.2 times earnings and 74.4% of book value.

          The midpoint valuation of $16,500,000 represents a discount of 40.0% from the average and a discount of 40.8% from the median of the comparative group on a price/book basis. The price/earnings ratio for First Federal at the midpoint represents a discount of 36.4% from the comparative group's mean and a discount of 22.3% from the median price/earnings ratio.

FERGUSON & COMPANY                                                  Section IV
------------------                                                  ----------


          The maximum valuation of $18,975,000 represents a discount of 36.5% from the average and 37.3% from the median of the comparative group on a price/book basis. The price/earnings ratio for First Federal at the maximum represents a discount of 30.8% from the average and a discount of 15.4% from the median of the comparative group.

          As shown in Table IV.3, conversions closing since February 28, 1997, have closed at an average price to book ratio of 71.2% and median of 71.9%. First Federal's pro forma price to book ratio is 66.7% at the midpoint, 70.6% at the maximum, and 74.4% at the supermaximum of the range. At the midpoint, First Federal is 6.3% below the average and 7.2% below the median. At the maximum of the range, First Federal is .8% below the average and 1.8% below the median. At the supermaximum of the range, First Federal's pro forma price to book ratio is 4.5% above the average and 3.5% above the median.

Valuation Conclusion

          We believe that as of September 2, 1997, the estimated pro forma market value of First Federal was $16,500,000. The resulting valuation range was $14,025,000 at the minimum to $18,975,000 at the maximum, based on a range of 15% below and 15% above the midpoint valuation. The supermaximum was $21,821,250, based on 1.15 times the maximum. Pro forma comparisons with the comparative group are presented in Table III.3 based on calculations shown in
Exhibit VII.

FERGUSON & COMPANY                                                    Section IV
------------------                                                    ----------

                   Table IV.2 - South Carolina Acquisitions
                       (Announced since January 1, 1996)


Buyer                  ST  Seller                 ST   ($000)       ($000)        Date         Date
-----                  --  ------                 --   -------      -------       ----         ----
                                                       Buyer's     Seller's
                                                        Total        Total                  Completed/
                                                       Assets       Assets      Announce    Terminated

Carolina First Corp    SC  First SE Fin'l Corp    SC   1,613,906     334,751    07/01/97        NA
First Fin'l Holdings   SC  Investors Savings Bk   SC   1,602,018      62,021    06/25/97        NA
CCB Financial Corp     NC  American Federal Bnk   SC   5,384,110   1,394,874    02/18/97     08/01/97
Carolina First Corp    SC  Lowcountry SB          SC   1,501,124      75,361    01/29/97     07/21/97

Maximum                                                5,384,110   1,394,874
Minimum                                                1,501,124      62,021
Average                                                2,525,290     466,752
Median                                                 1,607,962     205,056

Buyer                  ST  Seller                 ST     ($M)       (%)         (%)     EPS (x)
-----                  --  ------                 --     -----      ----        ----    -------
                                                         Ann'd      Ann'd      Ann'd      Ann'd
                                                          Deal      Deal    Deal Pr/   Deal Pr/
                                                         Value      Pr/Bk      Tg Bk      4-Qtr

Carolina First Corp    SC  First SE Fin'l Corp    SC       64.7    189.1       189.1         NM
First Fin'l Holdings   SC  Investors Savings Bk   SC       11.7    173.5       173.5       19.7
CCB Financial Corp     NC  American Federal Bnk   SC      341.6    305.7       330.7       24.4
Carolina First Corp    SC  Lowcountry SB          SC       13.5    224.7       224.7       63.4

Maximum                                                   341.6    305.7       330.7       63.4
Minimum                                                    11.7    173.5       173.5        -
Average                                                   107.9    223.2       229.5       26.9
Median                                                     39.1    206.9       206.9       22.1


Source:  SNL & F&C calculations       8

FERGUSON & COMPANY                                                    Section IV
------------------                                                    ----------

                        Table IV.3 - Recent Conversions
                      (Completed since February 28, 1997)


                                                                           Conversion          Gross     Offering
                                                                               Assets       Proceeds        Price
Ticker         Short Name                           State    IPO Date           ($000)         ($000)         ($)

FSPT           FirstSpartan Financial Corp.         SC       07/09/97         375,526         88,608       20.000
GOSB           GSB Financial Corp.                  NY       07/09/97          96,323         22,483       10.000
FBNW           FirstBank Corp.                      ID       07/02/97         133,194         19,838       10.000
CFBC           Community First Banking Co.          GA       07/01/97         352,532         48,271       20.000
HCBB           HCB Bancshares Inc.                  AR       05/07/97         171,241         26,450       10.000
PSFC           Peoples-Sidney Financial Corp.       OH       04/28/97          86,882         17,854       10.000
HMLK           Hemlock Federal Financial Corp       IL       04/02/97         146,595         20,763       10.000
GSLA           GS Financial Corp.                   LA       04/01/97          86,521         34,385       10.000
MRKF           Market Financial Corp.               OH       03/27/97          45,547         13,357       10.000

Maximum                                                                       375,526         88,608       20.000
Minimum                                                                        45,547         13,357       10.000
Average                                                                       166,040         32,445       12.222
Median                                                                        133,194         22,483       10.000



Source:  SNL & F&C calculations        9

FERGUSON & COMPANY                                                    Section IV
------------------                                                    ----------

                        Table IV.3 - Recent Conversions
                      (Completed since February 28, 1997)


                          Conversion Pricing Ratios
           ----------------------------------------------------------
                 Price/          Price/         Price/        Price/        Current        Current        Current
              Pro-Forma       Pro-Forma      Pro-Forma      Adjusted          Stock         Price/    Price/ Tang
             Book Value      Tang. Book       Earnings        Assets          Price     Book Value     Book Value
Ticker              (%)             (%)            (x)           (%)            ($)            (%)            (%)

FSPT               73.0            73.0           26.0          19.1         35.500             NA             NA
GOSB               73.4            73.4           23.2          18.9         14.625             NA             NA
FBNW               71.9            71.9           19.2          13.0         18.000             NA             NA
CFBC               72.7            72.7           36.1          12.0         34.500             NA             NA
HCBB               72.0            72.0           29.0          13.4         13.625             NA             NA
PSFC               71.2            71.2           11.5          17.0         15.500             NA             NA
HMLK               71.6            71.6           37.5          12.4         15.375          105.5          105.5
GSLA               63.8            63.8           38.7          28.4         15.750           96.3           96.3
MRKF               71.1            71.1           26.2          22.7         14.188           95.7           95.7

Maximum            73.4            73.4           38.7          28.4         35.500          105.5          105.5
Minimum            63.8            63.8           11.5          12.0         13.625           95.7           95.7
Average            71.2            71.2           27.5          17.4         19.674           99.2           99.2
Median             71.9            71.9           26.2          17.0         15.500           96.3           96.3


Source:  SNL & F&C calculations       10

FERGUSON & COMPANY                                                    Section IV
------------------                                                    ----------

                        Table IV.3 - Recent Conversions
                      (Completed since February 28, 1997)


                                                                       Post Conversion Price Increase (Decrease)
                Price One         Price One          Price One      -----------------------------------------------
                Day After        Week After        Month After           One         One         One          To
               Conversion        Conversion         Conversion           Day        Week       Month        Date
Ticker                ($)               ($)                ($)           (%)         (%)         (%)         (%)
FSPT               36.688            37.000             35.625          83.4        85.0        78.1        77.5
GOSB               14.625            14.875             14.375          46.3        48.8        43.8        46.3
FBNW               15.813            15.563             17.750          58.1        55.6        77.5        80.0
CFBC               31.875            33.000             34.000          59.4        65.0        70.0        72.5
HCBB               12.625            12.750             12.875          26.3        27.5        28.8        36.3
PSFC               12.563            12.875             13.250          25.6        28.8        32.5        55.0
HMLK               12.875            12.875             13.000          28.8        28.8        30.0        53.8
GSLA               13.375            13.750             14.000          33.8        37.5        40.0        57.5
MRKF               12.938            12.250             12.625          29.4        22.5        26.3        41.9

Maximum            36.688            37.000             35.625          83.4        85.0        78.1        80.0
Minimum            12.563            12.250             12.625          25.6        22.5        26.3        36.3
Average            18.153            18.326             18.611          43.4        44.4        47.4        57.8
Median             13.375            13.750             14.000          33.8        37.5        40.0        55.0


Source:  SNL & F&C calculations        11

FERGUSON & COMPANY                Table IV.4                         Section IV
------------------       Comparison of Pricing Ratios                ----------


                                                                  Group                     Percent Premium
                                       First                    Compared to                (Discount) Versus
                                       FS&LA            --------------------------    --------------------------
                                     Cheraw, SC           Average        Median         Average        Median
                                 -----------------      -----------   ------------    ------------  ------------
Comparison of PE ratio at
  midpoint to:
-----------------------------
Comparative group                     13.6                 21.4            17.5           (36.4)        (22.3)
South Carolina thrifts                13.6                 18.8            18.8           (27.7)        (27.7)
Southeast Region thrifts              13.6                 17.7            18.0           (23.2)        (24.4)
All public thrifts                    13.6                 16.8            16.7           (19.0)        (18.6)
Recent conversions                    13.6                 27.5            26.2           (50.5)        (48.1)

Comparison of PE ratio at
  maximum to:
-----------------------------
Comparative group                     14.8                 21.4            17.5           (30.8)        (15.4)
South Carolina thrifts                14.8                 18.8            18.8           (21.3)        (21.3)
Southeast Region thrifts              14.8                 17.7            18.0           (16.4)        (17.8)
All public thrifts                    14.8                 16.8            16.7           (11.9)        (11.4)
Recent conversions                    14.8                 27.5            26.2           (46.2)        (43.5)

Comparison of PE ratio at
  supermaximum to:
-----------------------------
Comparative group                     16.2                 21.4            17.5           (24.3)         (7.4)
South Carolina thrifts                16.2                 18.8            18.8           (13.8)        (13.8)
Southeast Region thrifts              16.2                 17.7            18.0            (8.5)        (10.0)
All public thrifts                    16.2                 16.8            16.7            (3.6)         (3.0)
Recent conversions                    16.2                 27.5            26.2           (41.1)        (38.2)

Comparison of PB ratio at
  midpoint to:
-----------------------------
Comparative group                     66.7                111.1           112.6           (40.0)        (40.8)
South Carolina thrifts                66.7                180.7           180.7           (63.1)        (63.1)
Southeast Region thrifts              66.7                152.1           145.1           (56.1)        (54.0)
All public thrifts                    66.7                149.9           142.7           (55.5)        (53.3)
Recent conversions                    66.7                 71.2            71.9            (6.3)         (7.2)

Comparison of PB ratio at
  maximum to:
-----------------------------
Comparative group                     70.6                111.1           112.6           (36.5)        (37.3)
South Carolina thrifts                70.6                180.7           180.7           (60.9)        (60.9)
Southeast Region thrifts              70.6                152.1           145.1           (53.6)        (51.3)
All public thrifts                    70.6                149.9           142.7           (52.9)        (50.5)
Recent conversions                    70.6                 71.2            71.9            (0.8)         (1.8)

Comparison of PB ratio at
  supermaximum to:
-----------------------------
Comparative group                     74.4                111.1           112.6           (33.0)        (33.9)
South Carolina thrifts                74.4                180.7           180.7           (58.8)        (58.8)
Southeast Region thrifts              74.4                152.1           145.1           (51.1)        (48.7)
All public thrifts                    74.4                149.9           142.7           (50.4)        (47.9)
Recent conversions                    74.4                 71.2            71.9             4.5           3.5


Source: SNL & F&C calculations       12

FERGUSON & COMPANY           Figure IV.1 - SNL Index                 Section IV
------------------                                                   ----------



                                 % CHANGE SINCE
                     ---------------------------------------
                                SNL  PREVIOUS
                   DATE       INDEX      DATE     12/31/96
                   ----       -----      ----     --------
               12/31/90        96.6
               12/31/91       143.9      49.0%
               12/31/92       201.1      39.7%
               12/31/93       252.5      25.6%
               12/31/94       244.7      -3.1%
               12/31/95       376.5      53.9%
               12/31/96       483.6      28.4%
                3/31/97       527.7       9.1%       9.1%
                4/30/97       537.2       1.8%      11.1%
                5/30/97       577.9       7.6%      19.5%
                6/30/97       624.6       8.1%      29.2%
                7/31/97       684.5       9.6%      41.5%
                9/2/97        677.6      -1.0%      40.1%



                             [GRAPH APPEARS HERE]




Source: SNL & F&C calculations       13

FERGUSON & COMPANY       Figure IV.2 - Interest Rates                 Section IV
------------------                                                    ----------


---------------------------------------------------------------------------------------------------            ---------------
                                           1 Year         5 Year         10 Year         30 Year                     1 to 30
                         Fed Fds (*)       T-bill         Treas.          Treas.          Treas.                    Yr. Spread
---------------------------------------------------------------------------------------------------           ----------------
27-Feb-97                      5.16           5.52            6.25           6.45            6.71                         1.19
---------------------------------------------------------------------------------------------------           ----------------
14-Mar-97                      5.19           5.69            6.41           6.58            6.85
31-Mar-97                      5.40           5.91            6.75           6.96            7.15                         1.24
---------------------------------------------------------------------------------------------------           ----------------
18-Apr-97                      5.48           6.00            6.80           6.92            7.13
30-Apr-97                      5.45           5.89            6.57           6.71            6.95                         1.06
---------------------------------------------------------------------------------------------------           ----------------
16-May-97                      5.49           5.85            6.54           6.68            6.90
30-May-97                      5.43           5.85            6.60           6.75            6.99                         1.14
---------------------------------------------------------------------------------------------------           ----------------
13-Jun-97                      5.48           5.71            6.40           6.52            6.80
27-Jun-97                      5.42           5.64            6.33           6.45            6.75                         1.11
---------------------------------------------------------------------------------------------------           ----------------
18-Jul-97                      5.44           5.53            6.14           6.23            6.52
8-Aug-97                       5.50           5.57            6.22           6.37            6.63                         1.06
---------------------------------------------------------------------------------------------------           ----------------
22-Aug-97                      5.59           5.53            6.12           6.27            6.57
29-Aug-97                      5.56           5.60            6.24           6.38            6.66                         1.06
---------------------------------------------------------------------------------------------------           ----------------
                 Rates February 27, 1997 through August 29, 1997

                             [GRAPH APPEARS HERE]


-----------------------------------------------------------------------------------------------               ----------------
                                     1 Year         5 Year         10 Year         30 Year                        1 to 30
                   Fed Fds (*)       T-bill         Treas.          Treas.          Treas.                      Yr. Spread
-----------------------------------------------------------------------------------------------               ----------------
   29-Aug-97              5.56         5.60           6.24            6.38            6.66                            1.06
-----------------------------------------------------------------------------------------------               ----------------
                               Current Yield Curve


                             [GRAPH APPEARS HERE]


Source: Financial Data, Federal Reserve Bank of St. Louis, MO.

                                    EXHIBITS

                                   EXHIBIT I

FERGUSON & COMPANY
------------------
                        Exhibit I - Firm Qualifications


     Ferguson & Company (F&C), is a financial, economic, and regulatory consulting firm providing services to financial institutions. It is located in Irving, Texas. Its services to financial institutions include:

 .  Mergers and acquisition services

 .  Business plans

 .  Fairness opinions and conversion appraisals

 .  Litigation support

 .  Operational and efficiency consulting

 .  Human resources evaluation and management

     F&C developed several financial institution databases of information derived from periodic financial reports filed with regulatory authorities by financial institutions. For example, F&C developed TAFS and BankSource. TAFS includes thrifts filing TFR's with the OTS and BankSource includes banks and savings banks filing call reports with the FDIC. Both databases include information from the periodic reports plus numerous calculations derived from F&C's analysis. In addition, both databases are interactive, permitting the user to conduct merger analysis, do peer group comparisons, and a number of other items. In 1994, F&C sold its electronic publishing segment to Sheshunoff Information Services Inc., Austin, Texas.

     Brief biographical information is presented below on F&C's principals:

WILLIAM C. FERGUSON, MANAGING PARTNER
-------------------------------------

Mr. Ferguson has approximately 30 years of experience providing various services to financial institutions. He was a partner in a CPA firm prior to founding F&C in 1984. Mr. Ferguson is a frequent speaker for financial institution seminars and he has testified before Congressional Committees several times on his analysis of the state of the thrift industry. Mr. Ferguson has a B.A. degree from Austin Peay University and an M.S. degree from the University of Tennessee. He is a CPA.

CHARLES M. HEBERT, PRINCIPAL
----------------------------

Mr. Hebert has over 30 years of experience providing services to and managing financial institutions. He spent 7 years as a national bank examiner, 14 years in bank management, 5 years in thrift management, and has spent the last 8 years on the F&C consulting staff. Mr. Hebert holds a B.S. degree from Louisiana State University.

ROBIN L. FUSSELL, PRINCIPAL
---------------------------

Mr. Fussell has over 25 years of experience providing professional services to and managing financial institutions. He worked on the audit staff of a "Big Six" accounting firm for 12 years, served as CFO of a thrift for 3 years, and has worked in financial institution consulting for the last 13 years. He is a co-founder of F&C. He holds a B.S. degree from East Carolina University. He is a CPA.

                                  EXHIBIT 11

FERGUSON & COMPANY    Exhibit II.1 - Selected Publicly Held Southeast Thrifts
------------------

                                                                                   Deposit                             Current
                                                                                   Insurance                             Stock
                                                                                   Agency                                Price
Ticker      Short Name                       City                   State  Region  (BIF/SAIF)  Exchange     IPO Date       ($)
BANC        BankAtlantic Bancorp Inc.        Fort Lauderdale        FL     SE      SAIF        NASDAQ       11/29/83    12.750
BFSB        Bedford Bancshares Inc.          Bedford                VA     SE      SAIF        NASDAQ       08/22/94    24.125
BKUNA       BankUnited Financial Corp.       Coral Gables           FL     SE      SAIF        NASDAQ       12/11/85    12.125
CFFC        Community Financial Corp.        Staunton               VA     SE      SAIF        NASDAQ       03/30/88    21.750
CFTP        Community Federal Bancorp        Tupelo                 MS     SE      SAIF        NASDAQ       03/26/96    17.375
CNIT        CENIT Bancorp Inc.               Norfolk                VA     SE      SAIF        NASDAQ       08/06/92    50.500
EBSI        Eagle Bancshares                 Tucker                 GA     SE      SAIF        NASDAQ       04/01/86    16.500
FFBH        First Federal Bancshares of AR   Harrison               AR     SE      SAIF        NASDAQ       05/03/96    21.000
FFBS        FFBS BanCorp Inc.                Columbus               MS     SE      SAIF        NASDAQ       07/01/93    23.000
FFCH        First Financial Holdings Inc.    Charleston             SC     SE      SAIF        NASDAQ       11/10/83    33.000
FFDB        FirstFed Bancorp Inc.            Bessemer               AL     SE      SAIF        NASDAQ       11/19/91    16.531
FFFC        FFVA Financial Corp.             Lynchburg              VA     SE      SAIF        NASDAQ       10/12/94    29.313
FFLC        FFLC Bancorp Inc.                Leesburg               FL     SE      SAIF        NASDAQ       01/04/94    32.000
FGHC        First Georgia Holding Inc.       Brunswick              GA     SE      SAIF        NASDAQ       02/11/87     7.750
FLFC        First Liberty Financial Corp.    Macon                  GA     SE      SAIF        NASDAQ       12/06/83    22.500
FOBC        Fed One Bancorp                  Wheeling               WV     SE      SAIF        NASDAQ       01/19/95    20.000
FSTC        First Citizens Corp.             Newnan                 GA     SE      SAIF        NASDAQ       03/01/86    32.000
FTF         Texarkana First Financial Corp   Texarkana              AR     SE      SAIF        AMSE         07/07/95    22.250
HARB        Harbor Florida Bancorp (MHC)     Fort Pierce            FL     SE      SAIF        NASDAQ       01/06/94    54.500
HBS         Haywood Bancshares Inc.          Waynesville            NC     SE      BIF         AMSE         12/18/87    19.000
KSAV        KS Bancorp Inc.                  Kenly                  NC     SE      SAIF        NASDAQ       12/30/93    18.500
LIFB        Life Bancorp Inc.                Norfolk                VA     SE      SAIF        NASDAQ       10/11/94    24.625
PALM        Palfed Inc.                      Aiken                  SC     SE      SAIF        NASDAQ       12/15/85    16.125
PFSL        Pocahontas FS&LA (MHC)           Pocahontas             AR     SE      SAIF        NASDAQ       04/05/94    26.000
SOPN        First Savings Bancorp Inc.       Southern Pines         NC     SE      SAIF        NASDAQ       01/06/94    20.625
SSM         Stone Street Bancorp Inc.        Mocksville             NC     SE      SAIF        AMSE         04/01/96    21.250
TWIN        Twin City Bancorp                Bristol                TN     SE      SAIF        NASDAQ       01/04/95    20.000
VABF        Virginia Beach Fed. Financial    Virginia Beach         VA     SE      SAIF        NASDAQ       11/01/80    14.125

Maximum                                                                                                                 54.500
Minimum                                                                                                                  7.750
Average                                                                                                                 23.186
Median                                                                                                                  21.125


Source: SNL & F&C calculations         1

FERGUSON & COMPANY       Exhibit II.1 - Selected Publicly Held Southeast Thrifts
------------------

                                                                                                      Tangible
          Current     Price/     Current      Current               Current       Total   Equity/      Equity/     Core    Core
           Market        LTM      Price/      Price/T     Price/   Dividend      Assets    Assets     T Assets      EPS    ROAA
            Value   Core EPS     B Value      B Value     Assets      Yield      ($000)       (%)          (%)      ($)     (%)
Ticker       ($M)        (x)         (%)          (%)        (%)        (%)         MRQ       MRQ          MRQ      LTM     LTM
BANC       289.47       18.8       186.7        227.3       10.5       0.91   2,730,474       5.6          4.7     0.68    0.64
BFSB        27.56       15.5       135.9        135.9       20.4       2.32     135,455      14.2         14.2     1.56    1.28
BKUNA      107.54       21.3       159.8        197.2        6.0        -     1,807,192       5.6          4.9     0.57    0.58
CFFC        27.74       12.9       115.3        115.3       15.8       2.58     175,414      13.7         13.7     1.69    1.28
CFTP        80.42       22.9       124.5        124.5       38.5       1.73     209,035      27.5         27.5     0.76    1.61
CNIT        83.48       16.5       162.3        176.7       11.7       1.98     709,550       7.2          6.7     3.06    0.75
EBSI        93.38       16.0       132.5        132.5       11.0       3.64     848,490       8.3          8.3     1.03    0.76
FFBH       102.82       18.4       128.4        128.4       19.2       1.14     535,204      15.0         15.0     1.14    1.06
FFBS        35.82       18.7       135.5        135.5       27.4       2.17     130,762      19.2         19.2     1.23    1.46
FFCH       209.77       15.9       205.9        205.9       12.6       2.18   1,667,178       6.1          6.1     2.08    0.84
FFDB        19.03       12.5       114.2        125.2       10.8       3.03     176,528       9.4          8.7     1.32    0.94
FFFC       132.51       19.5       168.4        172.0       23.7       1.64     558,886      13.2         12.9     1.50    1.34
FFLC        74.16       22.1       142.1        142.1       19.2       1.50     387,097      13.5         13.5     1.45    1.01
FGHC        23.66       21.0       184.1        200.8       15.1       0.69     156,383       8.2          7.6     0.37    0.78
FLFC       173.81       14.7       182.9        202.9       13.5       1.78   1,288,919       7.4          6.7     1.53    0.94
FOBC        47.48       14.5       115.9        121.6       13.3       2.90     356,718      11.1         10.6     1.38    0.97
FSTC        58.85       11.4       177.9        228.7       17.3       1.38     338,857       9.7          7.7     2.80    1.90
FTF         39.83       13.3       148.0        148.0       23.3       2.52     171,358      15.7         15.7     1.67    1.73
HARB       270.88       20.7       289.1        299.0       24.3       2.57   1,116,718       8.4          8.1     2.63    1.22
HBS         23.76       15.2       113.4        117.6       15.8       2.95     150,416      13.9         13.5     1.25    1.15
KSAV        16.38       12.0       114.1        114.2       15.4       3.24     106,121      13.5         13.5     1.54    1.24
LIFB       242.48       18.7       154.5        159.1       16.3       1.95   1,488,257      10.6         10.3     1.32    0.86
PALM        85.21       21.8       155.5        155.5       12.8       0.74     664,863       8.2          8.2     0.74    0.60
PFSL        42.44       16.7       176.2        176.2       11.2       3.46     378,700       6.4          6.4     1.56    0.69
SOPN        75.88       17.6       113.0        113.0       25.8       3.88     294,217      22.8         22.8     1.17    1.69
SSM         40.33       21.0       131.7        131.7       38.0       2.12     106,115      28.9         28.9     1.01    1.71
TWIN        17.07       20.6       123.7        123.7       15.9       3.20     107,345      12.9         12.9     0.97    0.75
VABF        70.29       24.8       166.2        166.2       11.4       1.42     617,818       6.9          6.9     0.57    0.46

Maximum    289.47       24.8       289.1        299.0       38.5       3.88   2,730,474      28.9         28.9     3.06    1.90
Minimum     16.38       11.4       113.0        113.0        6.0          -     106,115       5.6          4.7     0.37    0.46
Average     89.72       17.7       152.1        159.9       17.7       2.13     621,931      12.2         12.0     1.38    1.08
Median      72.23       18.0       145.1        145.1       15.8       2.15     367,709      10.8         10.4     1.32    0.99

Source: SNL & F&C calculations         2

FERGUSON & COMPANY       Exhibit II.1 - Selected Publicly Held Southeast Thrifts
------------------

                       Core                          NPAs/      Price/          Core          Core         Core
                       ROAE   Merger      Current   Assets        Core           EPS          ROAA         ROAE
                        (%)  Target?      Pricing      (%)         EPS           ($)           (%)          (%)
Ticker                  LTM   (Y/N)          Date      MRQ         (x)           MRQ           MRQ          MRQ
BANC                  10.83     N        09/02/97     0.87        19.9          0.16          0.66        11.50
BFSB                   8.90     N        09/02/97      -          15.9          0.38          1.22         8.52
BKUNA                  8.04     N        09/02/97     0.60        21.7          0.14          0.48         8.00
CFFC                   9.23     N        09/02/97     0.39        13.9          0.39          1.16         8.41
CFTP                   4.97     N        09/02/97     0.30        29.0          0.15          1.27         4.30
CNIT                  10.46     N        09/02/97     0.42        15.2          0.83          0.81        11.22
EBSI                   8.78     N        09/02/97     1.07        15.3          0.27          0.76         8.92
FFBH                   6.61     N        09/02/97     0.19        22.8          0.23          0.81         5.24
FFBS                   7.50     N        09/02/97     0.03        23.0          0.25          1.17         6.06
FFCH                  13.67     N        09/02/97     1.61        15.3          0.54          0.84        13.68
FFDB                   9.54     N        09/02/97     0.72        12.2          0.34          0.98        10.05
FFFC                   9.56     N        09/02/97     0.18        17.9          0.41          1.35        10.37
FFLC                   6.56     N        09/02/97     0.19        20.5          0.39          0.96         6.91
FGHC                   9.53     N        09/02/97     1.41        16.2          0.12          1.00        11.97
FLFC                  12.81     N        09/02/97     0.81        13.7          0.41          1.02        13.61
FOBC                   8.35     N        09/02/97     0.15        14.7          0.34          0.93         8.36
FSTC                  19.95     N        09/02/97       NA         5.2          1.55          3.68        38.97
FTF                   10.43     N        09/02/97     0.12        11.8          0.47          1.86        11.74
HARB                  14.82     N        09/02/97     0.46        20.3          0.67          1.21        14.61
HBS                    7.72     N        09/02/97     1.97        14.4          0.33          1.12         7.99
KSAV                   8.86     N        09/02/97     0.35        12.2          0.38          1.39        10.15
LIFB                   8.06     N        09/02/97     0.39        18.7          0.33          0.89         8.33
PALM                   7.44     N        09/02/97     2.12        16.1          0.25          0.82         9.99
PFSL                  11.23     N        09/02/97     0.10        17.1          0.38          0.66        10.39
SOPN                   6.96     N        09/02/97     0.08        16.1          0.32          1.80         7.60
SSM                    4.84     N        09/02/97      -          38.0          0.14          0.98         2.77
TWIN                   5.88     N        09/02/97     0.08        16.7          0.30          0.91         7.08
VABF                   6.82     N        09/02/97     0.68        20.8          0.17          0.54         7.98

Maximum               19.95                           2.12        38.0          1.55          3.68        38.97
Minimum                4.84                            -           5.2          0.12          0.48         2.77
Average                9.23                           0.57        17.7          0.38          1.12        10.17
Median                 8.82                           0.39        16.1          0.34          0.98         8.72

Source: SNL & F&C calculations         3

FERGUSON & COMPANY  Exhibit II.1 - Selected Publicly Held South Carolina Thrifts
------------------


                                                                               Deposit                             Current
                                                                               Insurance                             Stock
                                                                               Agency                                Price
Ticker        Short Name                       City          State   Region    (BIF/SAIF)    Exchange   IPO Date       ($)
FFCH          First Financial Holdings Inc.    Charleston    SC      SE        SAIF          NASDAQ     11/10/83    33.000
PALM          Palfed Inc.                      Aiken         SC      SE        SAIF          NASDAQ     12/15/85    16.125

Maximum                                                                                                             33.000
Minimum                                                                                                             16.125
Average                                                                                                             24.563
Median                                                                                                              24.563

Source: SNL & F&C calculations         4

FERGUSON & COMPANY  Exhibit II.1 - Selected Publicly Held South Carolina Thrifts
------------------

                                                                                                         Tangible
            Current        Price/    Current      Current               Current       Total   Equity/     Equity/     Core     Core
             Market           LTM     Price/     Price/ T     Price/   Dividend      Assets    Assets    T Assets      EPS     ROAA
              Value      Core EPS    B Value      B Value     Assets      Yield      ($000)       (%)         (%)      ($)      (%)
Ticker         ($M)           (x)        (%)          (%)        (%)        (%)         MRQ       MRQ         MRQ      LTM      LTM
FFCH         209.77          15.9      205.9        205.9       12.6       2.18   1,667,178       6.1         6.1     2.08     0.84
PALM          85.21          21.8      155.5        155.5       12.8       0.74     664,863       8.2         8.2     0.74     0.60

Maximum      209.77          21.8      205.9        205.9       12.8       2.18   1,667,178       8.2         8.2     2.08     0.84
Minimum       85.21          15.9      155.5        155.5       12.6       0.74     664,863       6.1         6.1     0.74     0.60
Average      147.49          18.8      180.7        180.7       12.7       1.46   1,166,021       7.2         7.2     1.41     0.72
Median       147.49          18.8      180.7        180.7       12.7       1.46   1,166,021       7.2         7.2     1.41     0.72

Source: SNL & F&C calculations         5

FERGUSON & COMPANY  Exhibit II.1 - Selected Publicly Held South Carolina Thrifts
------------------


                 Core                               NPAs/      Price/      Core      Core       Core
                 ROAE      Merger      Current     Assets        Core       EPS      ROAA       ROAE
                  (%)     Target?      Pricing        (%)         EPS       ($)       (%)        (%)
Ticker            LTM      (Y/N)          Date        MRQ         (x)       MRQ       MRQ        MRQ

FFCH            13.67        N        09/02/97       1.61        15.3      0.54      0.84      13.68
PALM             7.44        N        09/02/97       2.12        16.1      0.25      0.82       9.99

Maximum         13.67                                2.12        16.1      0.54      0.84      13.68
Minimum          7.44                                1.61        15.3      0.25      0.82       9.99
Average         10.56                                1.87        15.7      0.40      0.83      11.84
Median          10.56                                1.87        15.7      0.40      0.83      11.84


Source: SNL & F&C calculations         6

FERGUSON & COMPANY      Exhibit II.3 - Comparatives General Characteristics
------------------

                                                                                   Total                     Current     Current
                                                                      Number      Assets                       Stock      Market
                                                                          of      ($000)                       Price       Value
Ticker    Short Name                       City            State     Offices         MRQ      IPO Date           ($)        ($M)

ALBC      Albion Banc Corp.                Albion           NY             2      68,628      07/26/93        23.250        5.81
CIBI      Community Investors Bancorp      Bucyrus          OH             3      92,304      02/07/95        15.500       14.41
CKFB      CKF Bancorp Inc.                 Danville         KY             1      60,812      01/04/95        19.000       18.05
HZFS      Horizon Financial Svcs Corp.     Oskaloosa        IA             3      85,969      06/30/94        18.875        8.03
INCB      Indiana Community Bank SB        Lebanon          IN             3      91,329      12/15/94        15.750       14.52
JOAC      Joachim Bancorp Inc.             De Soto          MO             1      34,938      12/28/95        14.500       10.48
LOGN      Logansport Financial Corp.       Logansport       IN             1      83,152      06/14/95        14.625       18.43
MCBN      Mid-Coast Bancorp Inc.           Waldoboro        ME             2      59,739      11/02/89        25.500        5.93
NWEQ      Northwest Equity Corp.           Amery            WI             3      96,891      10/11/94        16.750       14.05
SFFC      StateFed Financial Corporation   Des Moines       IA             2      85,679      01/05/94        22.000       17.24
SOBI      Sobieski Bancorp Inc.            South Bend       IN             3      81,754      03/31/95        16.438       12.74
THR       Three Rivers Financial Corp.     Three Rivers     MI             4      91,165      08/24/95        16.250       13.38

Maximum                                                                    4      96,891                      25.500       18.43
Minimum                                                                    1      34,938                      14.500        5.81
Average                                                                    2      77,697                      18.203       12.76
Median                                                                     3      84,416                      16.594       13.72

Source: SNL & F&C calculations         7

FERGUSON & COMPANY              Exhibit II.4 - Comparatives Balance Sheets
------------------

                                            Total     Mortgage-           Investment &       Loan
                                 Total   Cash and        Backed     Net     Foreclosed  Servicing         Total     Other     Total
                                Assets     Invest    Securities   Loans    Real Estate     Rights   Intangibles    Assets  Deposits
                                ($000)     ($000)        ($000)  ($000)         ($000)     ($000)        ($000)    ($000)    ($000)
Short Name                         MRQ        MRQ           MRQ     MRQ            MRQ        MRQ           MRQ       MRQ       MRQ
Albion Banc Corp.               68,628     16,964         8,580   48,247           -           -             -      2,863    52,322
Community Investors Bancorp     92,304     14,671         1,665   76,446           -           -             -      1,187    72,911
CKF Bancorp Inc.                60,812      4,479           435   55,293           -           -             -      1,040    42,213
Horizon Financial Svcs Corp.    85,969     31,519           -     52,193           551         -             -      1,706    57,641
Indiana Community Bank SB       91,329     16,913         2,828   71,330           -           -             -      3,086    79,413
Joachim Bancorp Inc.            34,938      9,979            84   24,236           -           -             -        723    24,606
Logansport Financial Corp.      83,152     19,871         8,032   59,490             8         -             -      3,783    60,400
Mid-Coast Bancorp Inc.          59,739      7,905           -     49,618           -           -             -      2,216    42,391
Northwest Equity Corp.          96,891     15,443         7,324   77,644            24         -             -      3,362    63,213
StateFed Financial Corporation  85,679     12,496           -         NA         2,703         -             -      2,302    50,346
Sobieski Bancorp Inc.           81,754     18,091        13,709   61,135            11         -             -      2,517    59,387
Three Rivers Financial Corp.    91,165     27,383         9,277   60,033           936         -             50     2,669    59,997

Maximum                         96,891     31,519        13,709   77,644         2,703         -             50     3,783    79,413
Minimum                         34,938      4,479           -     24,236           -           -             -        723    24,606
Average                         77,697     16,310         4,328   57,788           353         -              4     2,288    55,403
Median                          84,416     16,178         2,247   59,490             4         -             -      2,410    58,514

Source: SNL & F&C calculatins          8

FERGUSON & COMPANY         Exhibit II.4 - Comparatives Balance Sheets
------------------

                                                                                                              Regulatory  Regulatory
                                   Total   Subord         Other         Total   Preferred   Common    Total     Tangible        Core
                              Borrowings     Debt   Liabilities   Liabilities      Equity   Equity   Equity     Capital      Capital
                                  ($000)   ($000)        ($000)        ($000)      ($000)   ($000)   ($000)      ($000)       ($000)
Short Name                           MRQ      MRQ           MRQ          MRQ          MRQ      MRQ      MRQ         MRQ         MRQ

Albion Banc Corp.                  9,263      -           1,052       62,637        -        5,991    5,991          NA          NA
Community Investors Bancorp        7,810      -             470       81,191        -       11,113   11,113      10,408      10,408
CKF Bancorp Inc.                   3,233      -             794       46,240        -       14,572   14,572      12,749      12,749
Horizon Financial Svcs Corp.      19,102      -             813       77,556        -        8,413    8,413       6,238       6,238
Indiana Community Bank SB             -       -             604       80,017        -       11,312   11,312      11,311      11,311
Joachim Bancorp Inc.                  -       -             494       25,100        -        9,838    9,838       7,682       7,682
Logansport Financial Corp.         4,500      -           2,292       67,192        -       15,960   15,960      16,011      16,011
Mid-Coast Bancorp Inc.            11,940      -             268       54,599        -        5,140    5,140       4,989       4,989
Northwest Equity Corp.            21,885      -             700       85,798        -       11,093   11,093          NA       7,855
StateFed Financial Corporation    19,000      -           1,100       70,446        -       15,233   15,233          NA          NA
Sobieski Bancorp Inc.              9,500      -             506       69,393        -       12,361   12,361          NA          NA
Three Rivers Financial Corp.      17,344      -           1,284       78,625        -       12,540   12,540      10,581      10,581

Maximum                           21,885      -           2,292       85,798        -       15,960   15,960      16,011      16,011
Minimum                               -       -             268       25,100        -        5,140    5,140       4,989       4,989
Average                           10,298      -             865       66,566        -       11,131   11,131       9,996       9,758
Median                             9,382      -             747       69,920        -       11,213   11,213      10,495      10,408

Source: SNL & F&C calculations         9

FERGUSON & COMPANY              Exhibit II.4 - Comparatives Balance Sheets
------------------

                                Regulatory                                                                  Loan Loss      Publicly
                                     Total     Tangible           Core    Risk-Based    NPAs/  Reserves/    Reserves/      Reported
                                   Capital     Capital/       Capital/      Capital/   Assets     Assets         NPLs       B Value
                                    ($000)     Tangible   Adj Tangible  Risk-Weightd      (%)        (%)          (%)           ($)
Short Name                             MRQ   Assets (%)     Assets (%)    Assets (%)      MRQ        MRQ          MRQ           MRQ

Albion Banc Corp.                       NA         8.22           8.22         16.67     0.72       0.39        53.94         23.96
Community Investors Bancorp         10,856        10.16          10.16         20.36     0.63       0.52        95.08         11.96
CKF Bancorp Inc.                    12,862        20.91          20.91         36.79     0.63       0.19        29.35         16.97
Horizon Financial Svcs Corp.         6,494         7.78           7.78         14.59     0.96       0.32        57.78         19.77
Indiana Community Bank SB           11,821           NA             NA            NA       NA       0.56           NA         12.27
Joachim Bancorp Inc.                 7,760        22.06          22.06         44.81     0.17       0.22       130.00         13.62
Logansport Financial Corp.          16,239        21.82          21.82         41.64     0.61       0.27        45.60         12.66
Mid-Coast Bancorp Inc.               5,297         8.60           8.60         15.45     0.73       0.52        70.32         22.10
Northwest Equity Corp.               8,321           NA             NA            NA     1.25       0.48        38.70         14.23
StateFed Financial Corporation          NA        13.19          13.19         22.74       NA         NA           NA         19.44
Sobieski Bancorp Inc.                   NA        11.85          11.85         28.52     0.15       0.24       158.73         17.24
Three Rivers Financial Corp.        11,065        11.83          11.83         24.16     1.21       0.53        75.00         15.23

Maximum                             16,239        22.06          22.06         44.81     1.25       0.56       158.73         23.96
Minimum                              5,297         7.78           7.78         14.59     0.15       0.19        29.35         11.96
Average                             10,079        13.64          13.64         26.57     0.71       0.39        75.45         16.62
Median                              10,856        11.84          11.84         23.45     0.68       0.39        64.05         16.10

Source: SNL & F&C calculations

FERGUSON & COMPANY         Exhibit II.4 - Comparatives Balance Sheets



                                         Tangible      Earn Assets/      Full-Time          Loans  Cash & Invest
                                     Publicly Rep       Int Bearing     Equivalent       Serviced    (sans MBS)/           MBS/
                                       Book Value       Liabilities      Employees     For Others         Assets         Assets
                                              ($)               (%)       (Actual)         ($000)            (%)            (%)
Short Name                                    MRQ               MRQ            MRQ            MRQ            MRQ            MRQ
Albion Banc Corp.                           23.96            107.05             NA             NA          12.22          12.50
Community Investors Bancorp                 11.96            111.33             22            486          14.09           1.80
CKF Bancorp Inc.                            16.97            131.47              8            -             6.65           0.72
Horizon Financial Svcs Corp.                19.77            109.61             28          1,613          36.66            -
Indiana Community Bank SB                   12.27            112.01             48            868          15.42           3.10
Joachim Bancorp Inc.                        13.62            140.00             14            -            28.32           0.24
Logansport Financial Corp.                  12.66            122.75             13            -            14.24           9.66
Mid-Coast Bancorp Inc.                      22.10            107.43             23          6,612          13.23            -
Northwest Equity Corp.                      14.23            107.35             36         25,279           8.38           7.56
StateFed Financial Corporation              19.44            116.34             NA             NA          14.58            -
Sobieski Bancorp Inc.                       17.24            115.64             22            -             5.36          16.77
Three Rivers Financial Corp.                15.17            114.12             NA         14,112          19.86          10.18

Maximum                                     23.96            140.00             48         25,279          36.66          16.77
Minimum                                     11.96            107.05              8            -             5.36            -
Average                                     16.62            116.26             24          4,897          15.75           5.21
Median                                      16.07            113.07             22            677          14.16           2.45

FERGUSON & COMPANY         Exhibit II.5 - Comparative Operations


                                                          Net Income              ROAA                     ROAE                Loan
                                Average                       Before            Before    Core           Before    Core        Loss
                                 Assets    Net Income    Extra Items    ROAA     Extra    ROAA    ROAE    Extra    ROAE   Provision
                                 ($000)        ($000)         ($000)     (%)       (%)     (%)     (%)      (%)     (%)      ($000)
Short Name                          LTM           LTM            LTM     LTM       LTM     LTM     LTM      LTM     LTM         LTM

Albion Banc Corp.                63,492            67             67    0.11      0.11    0.37    1.14     1.14    4.03         140
Community Investors Bancorp      96,168           589            589    0.61      0.61    0.92    5.30     5.30    7.98         142
CKF Bancorp Inc.                 59,968         1,079          1,079    1.80      1.80    1.33    7.25     7.25    5.37           1
Horizon Financial Svcs Corp.     79,717           278            278    0.35      0.35    0.55    3.31     3.31    5.25         252
Indiana Community Bank SB        90,855           150            150    0.17      0.17    0.50    1.29     1.29    3.92         460
Joachim Bancorp Inc.             35,652           163            163    0.46      0.46    0.76    1.55     1.55    2.59          13
Logansport Financial Corp.       79,217           931            931    1.18      1.18    1.51    5.74     5.74    7.40          14
Mid-Coast Bancorp Inc.           57,401           248            248    0.43      0.43    0.67    4.89     4.89    7.57          74
Northwest Equity Corp.           95,093           739            739    0.78      0.78    0.98    6.50     6.50    8.16         100
StateFed Financial Corporation   81,192           921            921    1.13      1.13    1.37    6.11     6.11    7.36          36
Sobieski Bancorp Inc.            80,309           247            247    0.31      0.31    0.59    1.87     1.87    3.57           -
Three Rivers Financial Corp.     87,986           499            499    0.57      0.57    0.83    3.91     3.91    5.71          60

Maximum                          96,168        1,079           1,079    1.80      1.80    1.51    7.25     7.25    8.16         460
Minimum                          35,652           67              67    0.11      0.11    0.37    1.14     1.14    2.59           -
Average                          75,588          493             493    0.66      0.66    0.87    4.07     4.07    5.74         108
Median                           80,013          389             389    0.52      0.52    0.80    4.40     4.40    5.54          67

Source: SNL & F&C calculations       12

FERGUSON & COMPANY          Exhibit II.5 - Comparatives Operations
------------------


                                   Total         Total      Net Loan                    Common   Dividend     Interest     Interest
                             Noninterest   Noninterest   Chargeoffs/       LTM EPS   Dividends     Payout      Income/     Expense/
                                  Income       Expense     Avg Loans   After Extra   Per Share      Ratio   Avg Assets   Avg Assets
                                  ($000)        ($000)           (%)           ($)         ($)        (%)          (%)          (%)
Short Name                           LTM           LTM           LTM           LTM         LTM        LTM          LTM          LTM

Albion Banc Corp.                    269         1,964          0.24          0.27        0.31     114.81         7.51         4.06
Community Investors Bancorp          140         1,886          0.16          0.66        0.27      40.42         7.58         4.21
CKF Bancorp Inc.                      58         1,073          0.15          1.22        1.44     118.03         7.47         3.75
Horizon Financial Svcs Corp.         357         1,925            NA          0.68        0.32      47.06         7.39         4.27
Indiana Community Bank SB            870         3,546          0.54          0.15        3.36         NM         7.77         3.54
Joachim Bancorp Inc.                  47         1,056          0.04          0.22        0.50     227.27         7.10         2.99
Logansport Financial Corp.           124         1,252          0.03          0.73        3.40     465.75         7.46         3.68
Mid-Coast Bancorp Inc.               206         1,697          0.04          1.08        0.52      48.15         8.09         4.31
Northwest Equity Corp.               397         2,213          0.09          0.92        0.43      46.74         7.99         4.36
StateFed Financial Corporation       108         1,138           -            1.20        0.40      33.33         7.89         4.47
Sobieski Bancorp Inc.                157         1,953            NA          0.32        0.14      43.75         7.10         3.90
Three Rivers Financial Corp.         432         2,601          0.01          0.63        0.33      52.38         7.55         3.77

Maximum                              870         3,546          0.54          1.22        3.40     465.75         8.09         4.47
Minimum                               47         1,056           -            0.15        0.14      33.33         7.10         2.99
Average                              264         1,859          0.13          0.67        0.95     112.52         7.58         3.94
Median                               182         1,906          0.07          0.67        0.42      48.15         7.53         3.98

Source: SNL & F&C calculations         13

FERGUSON & COMPANY          Exhibit II.5 - Comparative Operations
------------------

                             Net Interest      Gain on      Real   Noninterest          G&A  Noninterest     Net Oper          Total
                                  Income/        Sale/    Estate       Income/     Expense/     Expense/    Expenses/   Nonrecurring
                               Avg Assets   Avg Assets   Expense    Avg Assets   Avg Assets   Avg Assets   Avg Assets        Expense
                                      (%)          (%)    ($000)           (%)          (%)          (%)          (%)         ($000)
Short Name                            LTM          LTM       LTM           LTM          LTM          LTM          LTM            LTM

Albion Banc Corp.                    3.46         0.02       (39)         0.42         3.15         3.09         2.73            275
Community Investors Bancorp          3.37          -          -           0.15         1.96         1.96         1.82            458
CKF Bancorp Inc.                     3.72         1.17        42          0.10         1.72         1.79         1.62            274
Horizon Financial Svcs Corp.         3.13         0.10        53          0.45         2.35         2.41         1.90            331
Indiana Community Bank SB            4.23          -          -           0.96         3.90         3.90         2.95            474
Joachim Bancorp Inc.                 4.11          -          (7)         0.13         2.98         2.96         2.85            167
Logansport Financial Corp.           3.78        (0.11)       (2)         0.16         1.58         1.58         1.43            334
Mid-Coast Bancorp Inc.               3.78         0.05        14          0.36         2.93         2.96         2.57            241
Northwest Equity Corp.               3.63         0.06       (34)         0.42         2.36         2.33         1.95            350
StateFed Financial Corporatio        3.43          -        (562)         0.13         2.09         1.40         1.96            291
Sobieski Bancorp Inc.                3.20         0.08        -           0.20         2.43         2.43         2.24            414
Three Rivers Financial Corp.         3.78         0.06       (22)         0.49         2.97         2.96         2.48            411

Maximum                              4.23         1.17        53          0.96         3.90         3.90         2.95            474
Minimum                              3.13        (0.11)     (562)         0.10         1.58         1.40         1.43            167
Average                              3.64         0.12       (46)         0.33         2.54         2.48         2.21            335
Median                               3.68         0.04        (1)         0.28         2.40         2.42         2.10            333

Source: SNL F&C calculations          14

FERGUSON & COMPANY         Exhibit II.5 - Comparatives Operations
------------------


                           Amortization              Extra and                           Yield on      Cost of            Interest
                                     of         Tax  After Tax Efficiency   Preferred Int Earning  Int Bearing  Effective    Yield
                            Intangibles   Provision      Items      Ratio   Dividends      Assets  Liabilities   Tax Rate   Spread
                                 ($000)      ($000)     ($000)        (%)      ($000)         (%)          (%)        (%)      (%)
Short Name                         LTM          LTM        LTM        LTM         LTM         LTM          LTM        LTM      LTM
Albion Banc Corp.                    -           30         -       81.32         -          7.88         4.60      30.93     3.28
Community Investors Bancorp          -          308         -       55.75         -          7.85         4.85      34.34     3.00
CKF Bancorp Inc.                     -          564         -       45.06         -          7.59         5.09      34.33     2.50
Horizon Financial Svcs Corp.         -          145         -       65.68         -          8.06         4.94      34.28     3.12
Indiana Community Bank SB            -           80         -       75.29         -          8.06         4.11      34.78     3.95
Joachim Bancorp Inc.                 -          113         -       70.30         -          7.25         4.29      40.94     2.96
Logansport Financial Corp.           -          514         -       40.17         -          7.68         4.79      35.57     2.89
Mid-Coast Bancorp Inc.               -          147         -       70.80         -          8.74         4.92      37.22     3.82
Northwest Equity Corp.               -          506         -       58.39         -          8.48         5.00      40.64     3.48
StateFed Financial Corporation       -          503         -       58.84         -          8.34         5.58      35.32     2.76
Sobieski Bancorp Inc.                -          182         -       71.59         -          7.56         4.71      42.42     2.85
Three Rivers Financial Corp.           8        247         -       69.55         -          7.82         4.50      33.15     3.32

Maximum                                8        564         -       81.32         -          8.74         5.58      42.42     3.95
Minimum                              -           30         -       40.17         -          7.25         4.11      30.93     2.50
Average                                1        278         -       63.56         -          7.94         4.78      36.16     3.16
Median                               -          215         -       67.62         -          7.87         4.82      35.05     3.06

Source: SNL & F&C calculations         15

FERGUSON & COMPANY                         Exhibit II.5 - Comparative Operations
------------------

                                            Loan Loss
                                           Provision/
                                           Avg Assets
                                                  (%)
Short Name                                        LTM
Albion Banc Corp.                                0.22
Community Investors Bancorp                      0.15
CKF Bancorp Inc.                                 0.00
Horizon Financial Svcs Corp.                     0.32
Indiana Community Bank SB                        0.51
Joachim Bancorp Inc.                             0.04
Logansport Financial Corp.                       0.02
Mid-Coast Bancorp Inc.                           0.13
Northwest Equity Corp.                           0.11
StateFed Financial Corporation                   0.04
Sobieski Bancorp Inc.                             -
Three Rivers Financial Corp.                     0.07

Maximum                                          0.51
Minimum                                           -
Average                                          0.13
Median                                           0.09

Source: SNL & F&C calculations        16

FERGUSON & COMPANY  Exhibit II.6 - Comparatives Pricing Characteristics
------------------

                                                                Current      Current          Price/        Current       Current
                                                                 Stock       Market             LTM         Price/      Price/ T
             Abbreviated                                         Price        Value        Core EPS        B Value       B Value
Ticker       Name                    City             State        ($)         ($M)             (x)            (%)           (%)
ALBC         AlbionBancCorp-NY       Albion           NY          23.250        5.81           24.0           97.0          97.0
CIBI         CommunityInvrs-OH       Bucyrus          OH          15.500       14.41           15.7          129.6         129.6
CKFB         CKFBancorp-KY           Danville         KY          19.000       18.05           21.1          112.0         112.0
HZFS         HorizonFinSvcs-IA       Oskaloosa        IA          18.875        8.03           17.5           95.5          95.5
INCB         IndianaCommBkSB-IN      Lebanon          IN          15.750       14.52           32.8          128.4         128.4
JOAC         JoachimBancorp-MO       De Soto          MO          14.500       10.48           39.2          106.5         106.5
LOGN         LogansprtFinCrp-IN      Logansport       IN          14.625       18.43           15.6          115.5         115.5
MCBN         Mid-Coast Bncp-ME       Waldoboro        ME          25.500        5.93           15.3          115.4         115.4
NWEQ         NorthwestEqty-WI        Amery            WI          16.750       14.05           15.7          117.7         117.7
SFFC         StateFedFinCorp-IA      Des Moines       IA          22.000       17.24           15.2          113.2         113.2
SOBI         SobieskiBancorp-IN      South Bend       IN          16.438       12.74           27.0           95.4          95.4
THR          ThreeRvrsFinCrp-MI      Three Rivers     MI          16.250       13.38           17.5          106.7         107.1

Maximum                                                           25.500       18.43           39.2          129.6         129.6
Minimum                                                           14.500        5.81           15.2           95.4          95.4
Average                                                           18.203       12.76           21.4          111.1         111.1
Median                                                            16.594       13.72           17.5          112.6         112.6

Source: SNL & F&C calculations         17

FERGUSON & COMPANY  Exhibit 11.6 - Comparatives Pricing Characteristics
------------------

                                                                Tangible                                          ROACE
                           Current        Total    Equity/       Equity/       Core       Core       Core        Before
             Price/       Dividend       Assets     Assets      T Assets        EPS       ROAA       ROAE         Extra    Merger
             Assets          Yield        ($000)       (%)           (%)        ($)        (%)        (%)           (%)    Target?
Ticker          (%)            (%)          MRQ        MRQ           MRQ        LTM        LTM        LTM           LTM     (Y/N)
ALBC            8.5           1.38       68,628        8.7           8.7       0.97       0.37       4.03          1.14       N
CIBI           15.6           2.07       92,304       12.0          12.0       0.99       0.92       7.98          5.30       N
CKFB           28.9           2.63       60,812       24.0          24.0       0.90       1.33       5.37          7.25       N
HZFS            9.3           1.70       85,969        9.8           9.8       1.08       0.55       5.25          3.31       N
INCB           15.9           2.29       91,329       12.4          12.4       0.48       0.50       3.92          1.29       N
JOAC           30.0           3.45       34,938       28.2          28.2       0.37       0.76       2.59          1.55       N
LOGN           22.2           2.74       83,152       19.2          19.2       0.94       1.51       7.40          5.74       N
MCBN            9.9           2.04       59,739        8.6           8.6       1.67       0.67       7.57          4.89       N
NWEQ           14.5           3.10       96,891       11.5          11.5       1.07       0.98       8.16          6.50       N
SFFC           20.1           1.82       85,679       17.8          17.8       1.45       1.37       7.36          6.11       N
SOBI           15.6           1.95       81,754       15.1          15.1       0.61       0.59       3.57          1.87       N
THR            14.7           2.46       91,165       13.8          13.7       0.93       0.83       5.71          3.91       N

Maximum        30.0           3.45       96,891       28.2          28.2       1.67       1.51       8.16          7.25
Minimum         8.5           1.38       34,938        8.6           8.6       0.37       0.37       2.59          1.14
Average        17.1           2.30       77,697       15.1          15.1       0.96       0.87       5.74          4.07
Median         15.6           2.18       84,416       13.1          13.1       0.96       0.80       5.54          4.40

Source: SNL & F&C calculations        18

FERGUSON & COMPANY  Exhibit II.6 - Comparatives Pricing Characteristics
------------------



                                                                                  Core              Core
                                      NPAs/      Price/       Core            Income/           Income/
                           Current   Assets        Core        EPS         Avg Assets        Avg Equity
                           Pricing      (%)         EPS        ($)                (%)               (%)
Ticker                        Date      MRQ         (x)        MRQ                MRQ               MRQ
ALBC                      09/02/97     0.72       32.3        0.18               0.27              3.03
CIBI                      09/02/97     0.63       14.9        0.26               0.96              8.28
CKFB                      09/02/97     0.63       19.0        0.25               1.47              6.16
HZFS                      09/02/97     0.96       22.5        0.21               0.43              4.23
INCB                      09/02/97       NA       26.3        0.15               0.60              4.77
JOAC                      09/02/97     0.17       33.0        0.11               0.93              3.25
LOGN                      09/02/97     0.61       15.2        0.24               1.46              7.53
MCBN                      09/02/97     0.73       13.0        0.49               0.75              8.76
NWEQ                      09/02/97     1.25       13.1        0.32               1.02              8.96
SFFC                      09/02/97       NA       12.8        0.43               1.55              8.78
SOBI                      09/02/97     0.15       29.4        0.14               0.57              3.72
THR                       09/02/97     1.21       18.5        0.22               0.77              5.49

Maximum                                1.25       33.0        0.49               1.55              8.96
Minimum                                0.15       12.8        0.11               0.27              3.03
Average                                0.71       20.8        0.25               0.90              6.08
Median                                 0.68       18.7        0.23               0.85              5.83


Source: SNL & F&C calculatioins        19

FERGUSON & COMPANY
------------------

               Exhibit II.7 - Comparatives Risk Characteristics


                                                                     NPAs + Loans
                                                       NPAs/         90+ Pst Due/             NPAs/         Reserves/
                                                      Assets               Assets             Equity             Loans
                                                         (%)                  (%)                (%)               (%)
Short Name                                               MRQ                  MRQ                MRQ               MRQ
Albion Banc Corp.                                       0.72                 0.72               8.26              0.54
Community Investors Bancorp                             0.63                 0.63               5.21              0.63
CKF Bancorp Inc.                                        0.63                 1.26               2.64              0.20
Horizon Financial Svcs Corp.                            0.96                 1.22               9.81              0.52
Indiana Community Bank SB                                 NA                   NA                 NA              0.71
Joachim Bancorp Inc.                                    0.17                 0.20               0.61              0.32
Logansport Financial Corp.                              0.61                 0.61               3.18              0.38
Mid-Coast Bancorp Inc.                                  0.73                 0.73               8.52              0.62
Northwest Equity Corp.                                  1.25                 1.26              10.93              0.59
StateFed Financial Corporation                            NA                   NA                 NA                NA
Sobieski Bancorp Inc.                                   0.15                 0.15               1.02              0.33
Three Rivers Financial Corp.                            1.21                 1.21               8.80              0.80

Maximum                                                 1.25                 1.26              10.93              0.80
Minimum                                                 0.15                 0.15               0.61              0.20
Average                                                 0.71                 0.80               5.90              0.51
Median                                                  0.68                 0.73               6.74              0.54

Source: SNL & F&C calculations        20

FERGUSON & COMPANY
------------------
               Exhibit II.7 - Comparatives Risk Characteristics

                                                               Net Loan                          Intangible          One Year
                                          Reserves/         Chargeoffs/            Loans/           Assets/          Cum Gap/
                                               NPAs           Avg Loans            Assets            Equity            Assets
                                                (%)                 (%)               (%)               (%)               (%)
Short Name                                      MRQ                 MRQ               MRQ               MRQ               MRY
Albion Banc Corp.                             53.94                0.47             71.50               -                 NA
Community Investors Bancorp                   83.42                0.14             83.34               -                 NA
CKF Bancorp Inc.                              29.35                0.57             91.11               -                 NA
Horizon Financial Svcs Corp.                  32.85                0.60             61.03               -                 NA
Indiana Community Bank SB                     NA                   0.91             78.66               -                 25.59
Joachim Bancorp Inc.                         130.00                -                69.59               -                 NA
Logansport Financial Corp.                    44.88                0.11             71.82               -                 NA
Mid-Coast Bancorp Inc.                        70.32                0.03             83.57               -                (31.13)
Northwest Equity Corp.                        38.42                0.10             81.05               -                  1.38
StateFed Financial Corporation                NA                   -                NA                  -                 NA
Sobieski Bancorp Inc.                        158.73               NA                75.02               -                 NA
Three Rivers Financial Corp.                  44.02                -                66.49               0.40             (20.34)

Maximum                                      158.73                0.91             91.11               0.40              25.59
Minimum                                       29.35                -                61.03               -                (31.13)
Average                                       68.59                0.27             75.74               0.03              (6.13)
Median                                        49.41                0.11             75.02               -                 (9.48)

Source: SNL & F&C calculations                   21

FERGUSON & COMPANY
------------------
               Exhibit II.7 - Comparatives Risk Characteristics

                                                             Earn Assets/
                                                  Net         Int Bearing
                                                Loans         Liabilities
                                                ($000)                (%)
Short Name                                        MRQ                 MRQ
Albion Banc Corp.                              48,247              107.05
Community Investors Bancorp                    76,446              111.33
CKF Bancorp Inc.                               55,293              131.47
Horizon Financial Svcs Corp.                   52,193              109.61
Indiana Community Bank SB                      71,330              112.01
Joachim Bancorp Inc.                           24,236              140.00
Logansport Financial Corp.                     59,490              122.75
Mid-Coast Bancorp Inc.                         49,618              107.43
Northwest Equity Corp.                         77,644              107.35
StateFed Financial Corporation                     NA              116.34
Sobieski Bancorp Inc.                          61,135              115.64
Three Rivers Financial Corp.                   60,033              114.12

Maximum                                        77,644              140.00
Minimum                                        24,236              107.05
Average                                        57,788              116.26
Median                                         59,490              113.07

Source: SNL & F&C calculations        22

                                  EXHIBIT III

FERGUSON & COMPANY                Exhibit III
------------------

FIRST FEDERAL SAVINGS AND LOAN ASSOCIATION
CHERAW, SC

                                                                                FINANCIAL HIGHLIGHTS

                                                             1994           1995           1996        YTD 3/97
                                                                           ($000's)
BALANCE SHEET:
Total Assets                                                58,148         59,762         59,081         59,547
% Change in Assets                                            3.93           2.78          (1.14)          0.79
Total Loans                                                 52,479         53,112         53,633         54,121
Deposits                                                    48,669         48,590         45,928         46,055
Broker Originated Deposits                                     -              -              -              -

CAPITAL:
Equity Capital                                               9,225          9,940         10,614         10,840
Tangible Capital                                             9,225          9,940         10,614         10,840
Core Capital                                                 9,225          9,940         10,614         10,840
Risk-Based Capital                                           9,391         10,115         10,782         11,008
Equity Capital/Total Assets                                  15.86          16.63          17.97          18.20
Core Capital/Risk Based Assets                               31.19          33.17          34.95          34.97
Core Capital/Adj Tang Assets                                 15.86          16.63          17.97          18.20
Tangible Cap/Tangible Assets                                 15.86          16.63          17.97          18.20
Risk-Based Cap/Risk-Wt Assets                                31.76          33.75          35.50          35.52

PROFITABILITY:
Net Income(Loss)                                               935            715            674            226
Ret on Avg Assets Bef Ext Item                                1.64           1.21           1.13           1.52
Return on Average Equity                                     10.68           7.46           6.55           8.43
Net Interest Income/Avg Assets                                3.52           2.99           3.07           3.15
Noninterest Income/Avg Assets                                 0.36           0.37           0.66           0.28
Noninterest Expense/Avg Assets                                1.13           1.39           1.90           0.97
Yield/Cost Spread                                             2.96           2.27           2.25           2.32

LIQUIDITY:
Int Earn Assets/Int Bear Liab                               116.99         118.28         120.19         120.47
Brokered Deposits/Tot Deposits                                 -              -              -              -

ASSET QUALITY:
Nonperf Lns+REO/Total Lns+REO                                 0.69           0.96           0.81           0.67
Nonaccrual Loans/Gross Loans                                   -              -              -              -
Nonaccrual Lns/Ln Loss Reserve                                 -              -              -              -
Repos Assets/Tot Assets                                        -              -              -             0.07
Net Chrg-Off/Av Adj Lns                                        -              -              -              -
Nonmtg 1-4 Constr&Conv Lns/TA                                 4.16           3.99           4.34           4.36


Source: TAFS, published by Sheshunoff              1

FERGUSON & COMPANY                   Exhibit III
------------------

FIRST FEDERAL SAVINGS AND LOAN ASSOCIATION
CHERAW, SC
                     SELECTED PEER GROUP RATIOS & RANKINGS

                                                             1994           1995           1996       YTD 3/97
Peer Group Category                                             3              3              3              3

CAPITAL:
Equity Capital/Total Assets                                 15.86          16.63          17.97          18.20
Peer Group Percentile                                          92             90             91             91
Core Cap/Adj Tangible Assets                                15.86          16.63          17.97          18.20
Peer Group Percentile                                          92             90             92             91
Tangible Cap/Tangible Assets                                15.86          16.63          17.97          18.20
Peer Group Percentile                                          92             90             92             91
Risk-Based Cap/Risk-Wt Assets                               31.76          33.75          35.50          35.52
Peer Group Percentile                                          87             86             88             88

ASSET QUALITY:
Risk Assets/Total Assets                                     4.29           4.05           4.41           4.43
Peer Group Percentile                                          67             70             67             68
Risk Weighted Assts/Tot Assts                               50.86          50.14          51.41          52.05
Peer Group Percentile                                          48             53             53             53
Nonaccrual Loans/Gross Loans                                    -              -              -              -
Peer Group Percentile                                         100            100            100            100
Repos Assets/Tot Assets                                         -              -              -           0.07
Peer Group Percentile                                          37             40             36             38
90+ Day Del Loans/Gross Loans                                0.51           0.80           0.68           0.56
Peer Group Percentile                                          24             17             18             23
90Day P Due+NonAccr-(1-4)/LLR                                3.61           1.14           7.74           7.74
Peer Group Percentile                                          64             73             58             58

LIQUIDITY:
Avg Reg Liquidity Ratio                                      8.71           9.53           6.71           7.64
Peer Group Percentile                                          29             27             13             22

PROFITABILITY:
Ret on Avg Assets Bef Ext Item                               1.64           1.21           1.13           1.52
Peer Group Percentile                                          96             84             93             90
Return on Equity Capital                                    10.14           7.19           6.35           8.34
Peer Group Percentile                                          63             49             75             51
Int Earn Assets/Int Bear Liab                              116.99         118.28         120.19         120.47
Peer Group Percentile                                          92             91             92             93
Yield on Earning Assts                                       7.53           7.50           7.60           7.55
Peer Group Percentile                                          73             36             40             35
Cost of Funds                                                4.57           5.23           5.36           5.23
Peer Group Percentile                                           9             20             11             13
Yield/Cost Spread                                            2.96           2.27           2.25           2.32
Peer Group Percentile                                          30             15             11             11



Source TAFS, published by Sheshunoff       2

FERGUSON & COMPANY                  Exhibit III
------------------

FIRST FEDERAL SAVINGS AND LOAN ASSOCIATION
CHERAW, SC

                                                                           FINANCIAL HIGHLIGHTS

                                                            6/30/96        9/30/96       12/31/96        3/31/97
                                                                                  ($000's)
BALANCE SHEET:
Total Assets                                              59,620         59,615         59,081         59,547
% Change in Assets                                          0.34          (0.01)         (0.90)          0.79
Total Loans                                               53,477         54,282         53,633         54,121
Deposits                                                  47,949         47,061         45,928         46,055
Broker Originated Deposits                                   -              -              -              -

CAPITAL:
Equity Capital                                            10,397         10,412         10,614         10,840
Tangible Capital                                          10,397         10,412         10,614         10,840
Core Capital                                              10,397         10,412         10,614         10,840
Risk-Based Capital                                        10,566         10,581         10,782         11,008
Equity Capital/Total Assets                                17.44          17.47          17.97          18.20
Core Capital/Risk Based Assets                             34.41          33.64          34.95          34.97
Core Capital/Adj Tang Assets                               17.44          17.47          17.97          18.20
Tangible Cap/Tangible Assets                               17.44          17.47          17.97          18.20
Risk-Based Cap/Risk-Wt Assets                              34.97          34.19          35.50          35.52

PROFITABILITY:
Net Income(Loss)                                             307             15            202            226
Ret on Avg Assets Bef Ext Item                              2.06           0.10           1.36           1.52
Return on Average Equity                                   11.99           0.58           7.69           8.43
Net Interest Income/Avg Assets                              3.09           3.00           3.19           3.15
Noninterest Income/Avg Assets                               1.59           0.38           0.31           0.28
Noninterest Expense/Avg Assets                              1.36           3.22           1.31           0.97
Yield/Cost Spread                                           2.28           2.16           2.36           2.32

LIQUIDITY:
Int Earn Assets/Int Bear Liab                             119.63         120.44         120.19         120.47
Brokered Deposits/Tot Deposits                               -              -              -              -

ASSET QUALITY:
Nonperf Lns+REO/Total Lns+REO                               0.55           0.61           0.81           0.67
Nonaccrual Loans/Gross Loans                                 -              -              -              -
Nonaccrual Lns/Ln Loss Reserve                               -              -              -              -
Repos Assets/Tot Assets                                      -              -              -             0.07
Net Chrg-Off/Av Adj Lns                                      -              -              -              -
Nonmtg 1-4 Constr&Conv Lns/TA                               3.93           4.24           4.34           4.36



Source: TAFS, published by Sheshunoff     3

FERGUSON & COMPANY                    Exhibit III
------------------

FIRST FEDERAL SAVINGS AND LOAN ASSOCIATION
CHERAW, SC

                                          SELECTED PEER GROUP RATIOS & RANKINGS
                                                         6/30/96        9/30/96       12/31/96        3/31/97
Peer Group Category                                            3              3              3              3

CAPITAL:
Equity Capital/Total Assets                                17.44          17.47          17.97          18.20
Peer Group Percentile                                         90             91             91             91
Core Cap/Adj Tangible Assets                               17.44          17.47          17.97          18.20
Peer Group Percentile                                         90             91             92             91
Tangible Cap/Tangible Assets                               17.44          17.47          17.97          18.20
Peer Group Percentile                                         90             91             92             91
Risk-Based Cap/Risk-Wt Assets                              34.97          34.19          35.50          35.52
Peer Group Percentile                                         86             86             88             88

ASSET QUALITY:
Risk Assets/Total Assets                                    3.97           4.29           4.41           4.43
Peer Group Percentile                                         72             70             67             68
Risk Weighted Assts/Tot Assts                              50.68          51.91          51.41          52.05
Peer Group Percentile                                         53             50             53             53
Nonaccrual Loans/Gross Loans                                   -              -              -              -
Peer Group Percentile                                        100            100            100            100
Repos Assets/Tot Assets                                        -              -              -           0.07
Peer Group Percentile                                         43             44             36             38
90+ Day Del Loans/Gross Loans                               0.49           0.54           0.68           0.56
Peer Group Percentile                                         25             22             18             23
90Day P Due+NonAccr-(1-4)/LLR                               7.69           7.10           7.74           7.74
Peer Group Percentile                                         59             57             58             58

LIQUIDITY:
Avg Reg Liquidity Ratio                                     9.17           7.01           6.71           7.64
Peer Group Percentile                                         31             20             13             22

PROFITABILITY:
Ret on Avg Assets Bef Ext Item                              2.06           0.10           1.36           1.52
Peer Group Percentile                                         99             84             81             90
Return on Equity Capital                                   11.81           0.58           7.61           8.34
Peer Group Percentile                                         80             83             48             51
Int Earn Assets/Int Bear Liab                             119.63         120.44         120.19         120.47
Peer Group Percentile                                         92             93             92             93
Yield on Earning Assts                                      7.62           7.53           7.71           7.55
Peer Group Percentile                                         41             31             44             35
Cost of Funds                                               5.34           5.37           5.35           5.23
Peer Group Percentile                                          9             11             11             13
Yield/Cost Spread                                           2.28           2.16           2.36           2.32
Peer Group Percentile                                         11             10             15             11



Source: TAFS, published by Sheshunoff     4

                                  EXHIBIT IV

FERGUSON & COMPANY                    Exhibit IV
------------------

ALBION FS&LA
ALBION
TICKER ALBC                                       FINANCIAL HIGHLIGHTS
-----------

                                                      1994           1995           1996       YTD 3/97
                                                                        ($000's)
BALANCE SHEET:
Total Assets                                        55,371         56,264         64,012         65,666
% Change in Assets                                   10.12           1.61          13.77           2.58
Total Loans                                         47,042         44,124         48,012         48,177
Deposits                                            38,494         46,432         48,493         50,279
Broker Originated Deposits                               -              -              -              -

CAPITAL:
Equity Capital                                       4,787          4,992          4,988          5,120
Tangible Capital                                     4,787          4,916          4,948          5,071
Core Capital                                         4,787          4,916          4,948          5,071
Risk-Based Capital                                   5,011          5,160          5,157          5,268
Equity Capital/Total Assets                           8.65           8.87           7.79           7.80
Core Capital/Risk Based Assets                       15.63          16.39          15.32          15.48
Core Capital/Adj Tang Assets                          8.65           8.75           7.73           7.73
Tangible Cap/Tangible Assets                          8.65           8.75           7.73           7.73
Risk-Based Cap/Risk-Wt Assets                        16.36          17.20          15.96          16.08

PROFITABILITY:
Net Income(Loss)                                       357            169            (21)           113
Ret on Avg Assets Bef Ext Item                        0.68           0.30          (0.04)          0.70
Return on Average Equity                              7.78           3.46          (0.42)          8.94
Net Interest Income/Avg Assets                        3.83           3.38           3.44           3.33
Noninterest Income/Avg Assets                         0.32           0.38           0.44           0.64
Noninterest Expense/Avg Assets                        2.90           3.23           3.68           2.86
Yield/Cost Spread                                     3.79           3.41           3.56           3.48

LIQUIDITY:
Int Earn Assets/Int Bear Liab                       108.07         105.09         103.30         102.39
Brokered Deposits/Tot Deposits                           -              -              -              -

ASSET QUALITY:
Nonperf Lns+REO/Total Lns+REO                         0.64           0.82           1.47           1.08
Nonaccrual Loans/Gross Loans                          0.46           0.73           0.52           0.63
Nonaccrual Lns/Ln Loss Reserve                       99.11         131.97         120.10         153.30
Repos Assets/Tot Assets                                  -              -              -           0.18
Net Chrg-Off/Av Adj Lns                               0.07           0.02           0.17              -
Nonmtg 1-4 Constr&Conv Lns/TA                         4.70           4.51           3.63           3.43



Source: TAFS, published by Sheshunoff       1

FERGUSON & COMPANY                  Exhibit IV
------------------

FIRST FS&LA
BUCYRUS, OH
TICKER CIBI                                                                   FINANCIAL HIGHLIGHTS
-----------
                                                                1994            1995           1996       YTD 3/97
                                                                                   ($000's)
BALANCE SHEET:
Total Assets                                                   79,922         82,948         95,274         97,007
% Change in Assets                                               5.42           3.79          14.86           1.82
Total Loans                                                    58,297         62,038         72,268         73,654
Deposits                                                       70,751         71,230         70,358         72,133
Broker Originated Deposits                                        -              -              -              -

CAPITAL:
Equity Capital                                                  5,570          9,784          9,846         10,196
Tangible Capital                                                5,570          9,772          9,708         10,164
Core Capital                                                    5,570          9,772          9,708         10,164
Risk-Based Capital                                              5,918         10,143         10,123         10,574
Equity Capital/Total Assets                                      6.97          11.80          10.33          10.51
Core Capital/Risk Based Assets                                  14.32          24.10          21.91          19.64
Core Capital/Adj Tang Assets                                     6.97          11.78          10.20          10.48
Tangible Cap/Tangible Assets                                     6.97          11.78          10.20          10.48
Risk-Based Cap/Risk-Wt Assets                                   15.21          25.01          22.84          20.43

PROFITABILITY:
Net Income(Loss)                                                  682            787            612            257
Ret on Avg Assets Bef Ext Item                                   0.88           0.97           0.68           1.07
Return on Average Equity                                        13.00          10.25           6.17          10.26
Net Interest Income/Avg Assets                                   3.22           3.23           3.48           3.24
Noninterest Income/Avg Assets                                    0.18           0.27           0.28           0.26
Noninterest Expense/Avg Assets                                   1.81           1.82           2.51           1.80
Yield/Cost Spread                                                3.07           2.91           3.13           3.01

LIQUIDITY:
Int Earn Assets/Int Bear Liab                                  107.32         110.86         108.62         107.02
Brokered Deposits/Tot Deposits                                    -              -              -              -

ASSET QUALITY:
Nonperf Lns+REO/Total Lns+REO                                    1.06           1.09           0.91           0.95
Nonaccrual Loans/Gross Loans                                     0.74           0.87            -              -
Nonaccrual Lns/Ln Loss Reserve                                 110.91         131.58            -              -
Repos Assets/Tot Assets                                           -              -              -             0.06
Net Chrg-Off/Av Adj Lns                                          0.17           0.30           0.41            -
Nonmtg 1-4 Constr&Conv Lns/TA                                    4.39           4.92           4.72           4.71

Source: TAFS, published by Sheshunoff    2

FERGUSON & COMPANY                Exhibit IV
------------------


CENTRAL KENTUCKY FSB
DANVILLE, KY
TICKER CKFB                                              FINANCIAL HIGHLIGHTS
-----------
                                                  1994           1995           1996         YTD 3/97
                                                                  ($000's)
BALANCE SHEET:
Total Assets                                     56,377         56,545         60,014         60,222
% Change in Assets                                12.64           0.30           6.13           0.35
Total Loans                                      45,441         49,997         53,544         54,397
Deposits                                         44,273         43,126         44,762         43,732
Broker Originated Deposits                            -              -              -              -

CAPITAL:
Equity Capital                                   11,290         12,295         12,431         12,682
Tangible Capital                                 10,989         11,781         11,967         12,224
Core Capital                                     10,989         11,781         11,967         12,224
Risk-Based Capital                               11,065         11,881         12,074         12,353
Equity Capital/Total Assets                       20.03          21.74          20.71          21.06
Core Capital/Risk Based Assets                    39.04          33.63          35.07          35.22
Core Capital/Adj Tang Assets                      19.65          21.03          20.10          20.45
Tangible Cap/Tangible Assets                      19.65          21.03          20.10          20.45
Risk-Based Cap/Risk-Wt Assets                     39.31          33.92          35.38          35.59

PROFITABILITY:
Net Income(Loss)                                    542            764            827            205
Ret on Avg Assets Bef Ext Item                     1.02           1.35           1.40           1.36
Return on Average Equity                           6.39           6.48           6.55           6.53
Net Interest Income/Avg Assets                     2.98           3.83           3.71           3.64
Noninterest Income/Avg Assets                      0.16           0.16           0.65           0.19
Noninterest Expense/Avg Assets                     1.60           1.87           2.27           1.62
Yield/Cost Spread                                  2.46           3.08           2.87           2.76

LIQUIDITY:
Int Earn Assets/Int Bear Liab                    123.66         125.92         123.97         124.83
Brokered Deposits/Tot Deposits                        -              -              -              -

ASSET QUALITY:
Nonperf Lns+REO/Total Lns+REO                      1.48           1.09           1.25           1.20
Nonaccrual Loans/Gross Loans                          -           0.00           0.16           0.14
Nonaccrual Lns/Ln Loss Reserve                        -           2.00          81.31          58.91
Repos Assets/Tot Assets                               -              -              -           0.50
Net Chrg-Off/Av Adj Lns                               -              -              -              -
Nonmtg 1-4 Constr&Conv Lns/TA                     10.51          13.09          12.79          12.79

Source: TAFS, published by Sheshunoff                   3

FERGUSON & COMPANY                Exhibit IV
------------------



HORIZON FSB
OSKALOOSA
TICKER HZFS                                                            FINANCIAL HIGHLIGHTS
-----------
                                                              1994           1995           1996          YTD 3/97
                                                                             ($000's)
BALANCE SHEET:
Total Assets                                                   63,008         71,498         72,514         76,840
% Change in Assets                                               9.50          13.47           1.42           5.97
Total Loans                                                    43,162         48,886         51,591         52,322
Deposits                                                       50,378         53,947         55,861         56,839
Broker Originated Deposits                                          -              -              -              -

CAPITAL:
Equity Capital                                                  6,496          6,562          5,838          5,989
Tangible Capital                                                6,725          6,535          5,703          6,146
Core Capital                                                    6,725          6,535          5,703          6,146
Risk-Based Capital                                              6,968          6,781          5,953          6,401
Equity Capital/Total Assets                                     10.31           9.18           8.05           7.79
Core Capital/Risk Based Assets                                  19.97          16.39          13.70          14.21
Core Capital/Adj Tang Assets                                    10.64           9.14           7.88           7.98
Tangible Cap/Tangible Assets                                    10.64           9.14           7.88           7.98
Risk-Based Cap/Risk-Wt Assets                                   20.70          17.00          14.30          14.80

PROFITABILITY:
Net Income(Loss)                                                  460            411             75            145
Ret on Avg Assets Bef Ext Item                                   0.76           0.61           0.10           0.78
Return on Average Equity                                         8.48           6.30           1.21           9.81
Net Interest Income/Avg Assets                                   3.43           3.07           2.99           3.11
Noninterest Income/Avg Assets                                    0.46           0.47           0.59           0.48
Noninterest Expense/Avg Assets                                   2.68           2.55           2.87           2.29
Yield/Cost Spread                                                3.35           2.86           2.84           3.03

LIQUIDITY:
Int Earn Assets/Int Bear Liab                                  107.83         107.16         104.89         104.80
Brokered Deposits/Tot Deposits                                      -              -              -              -

ASSET QUALITY:
Nonperf Lns+REO/Total Lns+REO                                    1.81           2.53           2.57           2.17
Nonaccrual Loans/Gross Loans                                     0.87           2.49           1.27           0.85
Nonaccrual Lns/Ln Loss Reserve                                 130.58         427.34         225.17         167.80
Repos Assets/Tot Assets                                             -              -              -           0.46
Net Chrg-Off/Av Adj Lns                                          0.22           0.03           0.78           0.05
Nonmtg 1-4 Constr&Conv Lns/TA                                    7.12           6.57           5.98           5.60

Source: TAFS, published by Sheshunoff  4

FERGUSON & COMPANY                Exhibit IV
------------------

INDIANA COMMTY BK SB
LEBANON, IN
TICKER INCB                                                 FINANCIAL HIGHLIGHTS
-----------

                                                            1994           1995           1996          YTD 3/97
                                                                          ($000's)
BALANCE SHEET:
Total Assets                                                88,347         90,666         89,476         91,582
% Change in Assets                                           (0.41)          2.62          (1.31)          2.35
Securities-Book Value                                       10,314          9,320          5,657          7,769
Securities-Fair Value                                       10,045          9,409          5,711          7,793
Total Loans & Leases                                        69,380         72,948         72,836         71,839
Total Deposits                                              73,660         75,566         77,062         79,222
Loan/Deposit Ratio                                           94.19          96.54          94.52          90.68
Provision for Loan Losses                                       92            245            303             72

CAPITAL:
Equity Capital                                              13,736         14,105         11,316         11,311
Total Qualifying Capital(Est)                               14,135         14,609         11,918         11,821
Equity Capital/Average Assets                                15.52          15.76          12.37          12.49
Tot Qual Cap/Rk Bsd Asts(Est)                                23.85          23.66          18.85          19.00
Tier 1 Cap/Rsk Bsed Asts(Est)                                23.02          22.94          17.90          18.18
T1 Cap/Avg Assets(Lev Est)                                   15.74          15.40          12.57          12.49
Dividends Declared/Net Income                                    -          38.38       2,305.22         122.06

PROFITABILITY:
Net Income(Loss)                                                78            693            134            136
Return on Average Assets                                      0.09           0.77           0.15           0.60
Return on Average Equity Cap                                  0.80           4.98           1.07           4.81
Net Interest Margin                                           3.67           4.61           4.53           4.65
Net Int Income/Avg Assets                                     3.43           4.35           4.24           4.40
Noninterest Income/Avg Assets                                 0.59           0.78           0.88           0.79
Noninterest Exp/Avg Assets                                    3.14           3.64           4.55           3.91

ASSET QUALITY:
NPL+Frcl RE/Lns+Frcl RE                                       0.37           0.27           0.16           0.20
NPA's/Equity + LLR                                            1.82           1.36           0.95           1.24
LLR/Nonperf & Restrcd Lns                                   188.80         225.25         532.74         346.94
Foreclosed RE/Total Assets                                       -              -              -              -
90+ Day Del Loans/Total Loans                                 0.37           0.27           0.16           0.02
Loan Loss Reserves/Total Lns                                  0.70           0.61           0.83           0.71
Net Charge-Offs/Average Loans                                 0.13           0.40           0.51           0.23
Dom Risk R/E Lns/Tot Dom Lns                                  6.47           7.33          10.96           8.53

LIQUIDITY:
Brokered Dep/Total Dom Deps                                      -              -              -              -
$100M+ Time Dep/Total Dom Dep                                 3.32           7.66           8.99           9.38
Int Earn Assets/Int Bear Liab                               116.06         115.56         112.52         112.47
Pledged Sec/Total Sec                                            -          26.82          22.98          38.62
Fair Value Sec/Amort Cost Sec                                97.39         100.33         100.56         100.17

Source: BankSource, published by Shenhunoff          5

FERGUSON & COMPANY                Exhibit IV
------------------

JOACHIM FS&LA
DE SOTO
TICKER JOAC                                                            FINANCIAL HIGHLIGHTS
-----------
                                                                 1994           1995           1996        YTD 3/97
                                                                             ($000's)
BALANCE SHEET:
Total Assets                                                   29,034         33,539         32,329         33,341
% Change in Assets                                              (6.65)         15.52          (3.61)          3.13
Total Loans                                                    22,242         21,968         24,158         23,904
Deposits                                                       24,652         25,345         24,075         24,830
Broker Originated Deposits                                          -              -              -              -

CAPITAL:
Equity Capital                                                  4,030          7,286          7,427          7,564
Tangible Capital                                                4,030          7,286          7,427          7,564
Core Capital                                                    4,030          7,286          7,427          7,564
Risk-Based Capital                                              4,088          7,356          7,502          7,638
Equity Capital/Total Assets                                     13.88          21.72          22.97          22.69
Core Capital/Risk Based Assets                                  25.83          44.85          45.42          46.24
Core Capital/Adj Tang Assets                                    13.88          21.73          22.97          22.69
Tangible Cap/Tangible Assets                                    13.88          21.73          22.97          22.69
Risk-Based Cap/Risk-Wt Assets                                   26.20          45.28          45.88          46.69

PROFITABILITY:
Net Income(Loss)                                                  251            210             88             36
Ret on Avg Assets Bef Ext Item                                   0.83           0.67           0.26           0.44
Return on Average Equity                                         6.43           3.71           1.20           1.92
Net Interest Income/Avg Assets                                   3.77           3.49           3.71           3.90
Noninterest Income/Avg Assets                                    0.38           0.29           0.27           0.23
Noninterest Expense/Avg Assets                                   2.82           2.72           3.59           3.03
Yield/Cost Spread                                                3.76           3.08           3.04           3.21

LIQUIDITY:
Int Earn Assets/Int Bear Liab                                  109.88         123.18         125.87         125.21
Brokered Deposits/Tot Deposits                                      -              -              -              -

ASSET QUALITY:
Nonperf Lns+REO/Total Lns+REO                                    3.20           0.13           1.56           1.64
Nonaccrual Loans/Gross Loans                                     0.37           0.07           0.66           0.49
Nonaccrual Lns/Ln Loss Reserve                                 141.38          21.43         213.33         156.00
Repos Assets/Tot Assets                                             -              -              -           0.38
Net Chrg-Off/Av Adj Lns                                          0.02           0.02           0.00           0.08
Nonmtg 1-4 Constr&Conv Lns/TA                                    5.92           4.55           6.64           7.33

Source: TAFS, published by Sheshunoff                 6

FERGUSON & COMPANY                Exhibit IV
------------------

LOGANSPORT SAVINGS BANK, FSB
LOGANSPORT, IN
TICKER LOGN                                                            FINANCIAL HIGHLIGHTS
-----------
                                                      1994           1995           1996        YTD 3/97
                                                                      ($000's)
BALANCE SHEET:
Total Assets                                        59,452         70,750         77,574         78,772
% Change in Assets                                    5.73          19.00           9.65           1.54
Total Loans                                         43,691         49,058         57,068         57,126
Deposits                                            51,202         52,502         57,396         59,389
Broker Originated Deposits                               -              -              -              -

CAPITAL:
Equity Capital                                       6,935         16,672         16,861         15,162
Tangible Capital                                     7,131         16,671         17,018         15,337
Core Capital                                         7,131         16,671         17,018         15,337
Risk-Based Capital                                   7,337         16,894         17,254         15,576
Equity Capital/Total Assets                          11.66          23.56          21.74          19.25
Core Capital/Risk Based Assets                       21.31          42.94          40.57          36.17
Core Capital/Adj Tang Assets                         11.93          23.56          21.89          19.43
Tangible Cap/Tangible Assets                         11.93          23.56          21.89          19.43
Risk-Based Cap/Risk-Wt Assets                        21.93          43.51          41.13          36.74

PROFITABILITY:
Net Income(Loss)                                       734            851            869            289
Ret on Avg Assets Bef Ext Item                        1.27           1.31           1.17           1.48
Return on Average Equity                             11.01           7.21           5.24           7.22
Net Interest Income/Avg Assets                        3.27           3.19           3.53           3.60
Noninterest Income/Avg Assets                         0.30           0.48           0.33           0.24
Noninterest Expense/Avg Assets                        1.66           1.58           2.03           1.48
Yield/Cost Spread                                     3.09           2.69           2.77           2.92

LIQUIDITY:
Int Earn Assets/Int Bear Liab                       108.43         125.00         124.78         118.92
Brokered Deposits/Tot Deposits                           -              -              -              -

ASSET QUALITY:
Nonperf Lns+REO/Total Lns+REO                         0.64           0.63           0.71           0.62
Nonaccrual Loans/Gross Loans                             -              -              -              -
Nonaccrual Lns/Ln Loss Reserve                           -              -              -              -
Repos Assets/Tot Assets                                  -              -              -              -
Net Chrg-Off/Av Adj Lns                                  -           0.01          (0.00)             -
Nonmtg 1-4 Constr&Conv Lns/TA                         3.71           5.36           7.22           6.34

Source: TAFS, published by Sheshunoff            7

FERGUSON & COMPANY                Exhibit IV
------------------


WALDOBORO BANK FSB
WALDOBORO
TICKER MCBN                                                FINANCIAL HIGHLIGHTS
-----------

                                                   1994           1995           1996       YTD 3/97
                                                                   ($000's)
BALANCE SHEET:
Total Assets                                     52,508         55,423         57,851         59,202
% Change in Assets                                 4.94           5.55           4.38           2.34
Total Loans                                      44,093         44,092         48,340         49,642
Deposits                                         38,161         41,932         42,490         41,814
Broker Originated Deposits                          -              -              -              -

CAPITAL:
Equity Capital                                    4,472          4,857          4,937          5,025
Tangible Capital                                  4,472          4,857          4,937          5,025
Core Capital                                      4,472          4,857          4,937          5,025
Risk-Based Capital                                4,650          5,077          5,233          5,320
Equity Capital/Total Assets                        8.52           8.76           8.53           8.49
Core Capital/Risk Based Assets                    15.23          15.64          14.37          14.24
Core Capital/Adj Tang Assets                       8.52           8.76           8.53           8.49
Tangible Cap/Tangible Assets                       8.52           8.76           8.53           8.49
Risk-Based Cap/Risk-Wt Assets                     15.84          16.35          15.24          15.08

PROFITABILITY:
Net Income(Loss)                                    428            385            228             88
Ret on Avg Assets Bef Ext Item                     0.83           0.71           0.41           0.60
Return on Average Equity                           9.86           8.25           4.68           7.07
Net Interest Income/Avg Assets                     3.61           3.48           3.72           3.60
Noninterest Income/Avg Assets                      0.36           0.41           0.45           0.40
Noninterest Expense/Avg Assets                     2.43           2.66           3.32           2.97
Yield/Cost Spread                                  3.57           3.45           3.80           3.67

LIQUIDITY:
Int Earn Assets/Int Bear Liab                    104.69         104.43         103.47         103.68
Brokered Deposits/Tot Deposits                      -              -              -              -

ASSET QUALITY:
Nonperf Lns+REO/Total Lns+REO                      1.00           1.39           0.60           0.56
Nonaccrual Loans/Gross Loans                       0.24           1.19           0.41           0.37
Nonaccrual Lns/Ln Loss Reserve                    59.55         240.00          67.57          62.03
Repos Assets/Tot Assets                             -              -              -             0.16
Net Chrg-Off/Av Adj Lns                            0.45           0.06           0.09           0.13
Nonmtg 1-4 Constr&Conv Lns/TA                      8.01          10.06          12.14          12.72

Source: TAFS, published by Sheshunoff  8

FERGUSON & COMPANY                Exhibit IV
------------------

NORTHWEST SVGS BK
AMERY, WI
TICKER NWEQ                                          FINANCIAL HIGHLIGHTS

                                               1994           1995           1996         YTD 3/97
                                                               ($000's)
BALANCE SHEET:
Total Assets                                 66,921         83,030         96,466         94,930
% Change in Assets                             8.00          24.07          16.18          (1.59)
Securities-Book Value                         4,274          9,000         11,438         11,085
Securities-Fair Value                         4,234          9,138         11,455         10,972
Total Loans & Leases                         58,164         69,239         78,718         78,116
Total Deposits                               51,817         58,825         62,460         61,576
Loan/Deposit Ratio                              112            118            126            127
Provision for Loan Losses                        17             24             62             25

CAPITAL:
Equity Capital                                8,368          9,384          7,421          7,630
Total Qualifying Capital(Est)                 8,960          9,832          7,914          8,121
Equity Capital/Average Assets                 12.99          12.52           8.23           8.06
Tot Qual Cap/Rk Bsd Asts(Est)                 20.50          18.24          12.94          13.52
Tier 1 Cap/Rsk Bsed Asts(Est)                 19.51          17.43          12.16          12.75
T1 Cap/Avg Assets(Lev Est)                    12.95          11.59           7.78           8.09
Dividends Declared/Net Income                     -              -         376.06              -

PROFITABILITY:
Net Income(Loss)                                655            865            710            225
Return on Average Assets                       1.02           1.15           0.79           0.95
Return on Average Equity Cap                  10.20           9.75           8.79          11.96
Net Interest Margin                            3.91           3.98           3.69           3.72
Net Int Income/Avg Assets                      3.81           3.87           3.50           3.54
Noninterest Income/Avg Assets                  0.65           0.63           0.61           0.44
Noninterest Exp/Avg Assets                     2.70           2.51           2.68           2.27

ASSET QUALITY:
NPL+Frcl RE/Lns+Frcl RE                        0.88           0.63           1.87           1.37
NPA's/Equity + LLR                             5.85           4.45          18.63          13.24
LLR/Nonperf & Restrcd Lns                     93.29         140.06          34.24          43.04
Foreclosed RE/Total Assets                     0.08           0.15           0.08              -
90+ Day Del Loans/Total Loans                     -           0.00           0.01           0.01
Loan Loss Reserves/Total Lns                   0.74           0.63           0.61           0.59
Net Charge-Offs/Average Loans                  0.09           0.03           0.03           0.05
Dom Risk R/E Lns/Tot Dom Lns                  12.14          14.69          11.82          11.50

LIQUIDITY:
Brokered Dep/Total Dom Deps                       -              -              -              -
$100M+ Time Dep/Total Dom Dep                  9.74           3.76           4.86           5.13
Int Earn Assets/Int Bear Liab                114.78         112.50         108.65         108.22
Pledged Sec/Total Sec                         22.70          45.34          31.38          21.43
Fair Value Sec/Amort Cost Sec                 93.32         101.35          99.88          98.55

Source: BankSource, published by Shehunoff

FERGUSON & COMPANY                        Exhibit IV
------------------

STATE FS&LA OF DES MOINES
DES MOINES, IA
TICKER SFFC                                        FINANCIAL HIGHLIGHTS
-----------

                                                       1994           1995           1996       YTD 3/97
                                                                            ($000's)
BALANCE SHEET:
Total Assets                                         64,977         71,246         79,668         81,709
% Change in Assets                                     0.12           9.65          11.82           2.56
Total Loans                                          54,307         60,444         67,706         67,318
Deposits                                             46,043         46,201         49,422         51,482
Broker Originated Deposits                                -            396         1,584          1,683

CAPITAL:
Equity Capital                                       10,101         10,067           9,883        10,144
Tangible Capital                                      9,641          9,537          9,489          9,079
Core Capital                                          9,641          9,537          9,489          9,079
Risk-Based Capital                                    9,845          9,765          9,741          9,333
Equity Capital/Total Assets                           15.55          14.13          12.41          12.41
Core Capital/Risk Based Assets                        27.98          24.47          20.28          18.92
Core Capital/Adj Tang Assets                          15.14          13.63          12.08          11.27
Tangible Cap/Tangible Assets                          15.14          13.63          12.08          11.27
Risk-Based Cap/Risk-Wt Assets                         28.57          25.05          20.82          19.45

PROFITABILITY:
Net Income(Loss)                                        803            729            709            234
Ret on Avg Assets Bef Ext Item                         1.24           1.07           0.95           1.16
Return on Average Equity                               9.56           7.23           6.85           9.35
Net Interest Income/Avg Assets                         3.83           3.46           3.32           3.14
Noninterest Income/Avg Assets                          0.28           0.35           0.44           0.39
Noninterest Expense/Avg Assets                         2.05           2.02           2.27           1.62
Yield/Cost Spread                                      3.51           2.90           2.91           2.85

LIQUIDITY:
Int Earn Assets/Int Bear Liab                        117.65         114.08         109.89         109.26
Brokered Deposits/Tot Deposits                            -           0.86           3.21           3.27

ASSET QUALITY:
Nonperf Lns+REO/Total Lns+REO                          0.22           0.64           2.27           2.39
Nonaccrual Loans/Gross Loans                           0.21              -           0.95           0.89
Nonaccrual Lns/Ln Loss Reserve                        57.84              -         260.71         233.86
Repos Assets/Tot Assets                                   -              -              -              -
Net Chrg-Off/Av Adj Lns                                0.07              -              -           0.02
Nonmtg 1-4 Constr&Conv Lns/TA                         28.11          27.78          27.96          26.17



Source: TAFS, published by Sheshunoff          10

FERGUSON & COMPANY                    Exhibit IV
------------------

SOBIESKI FS&LA
SOUTH BEND, IN
TICKER SOBI                                      FINANCIAL HIGHLIGHTS
-----------

                                                       1994           1995           1996       YTD 3/97
                                                                            ($000's)
BALANCE SHEET:
Total Assets                                         70,694         72,595         75,773         76,285
% Change in Assets                                    (4.11)          2.69           4.38           0.68
Total Loans                                          49,594         45,893         52,234         55,213
Deposits                                             64,309         61,399         59,714         59,045
Broker Originated Deposits                                -              -              -              -

CAPITAL:
Equity Capital                                        5,917        10,002           9,321          8,803
Tangible Capital                                      5,917          9,964          9,331          8,814
Core Capital                                          5,917          9,964          9,331          8,814
Risk-Based Capital                                    6,117        10,164           9,531          9,014
Equity Capital/Total Assets                            8.37          13.78          12.30          11.54
Core Capital/Risk Based Assets                        19.89          35.15          29.37          27.61
Core Capital/Adj Tang Assets                           8.37          13.73          12.31          11.55
Tangible Cap/Tangible Assets                           8.37          13.73          12.31          11.55
Risk-Based Cap/Risk-Wt Assets                         20.56          35.86          30.00          28.24

PROFITABILITY:
Net Income(Loss)                                        686            363             74            106
Ret on Avg Assets Bef Ext Item                         0.95           0.57           0.10           0.56
Return on Average Equity                              12.25           5.09           0.76           4.68
Net Interest Income/Avg Assets                         3.53           3.02           2.92           3.04
Noninterest Income/Avg Assets                          0.22           0.23           0.37           0.27
Noninterest Expense/Avg Assets                         2.20           2.40           3.08           2.41
Yield/Cost Spread                                      3.45           2.84           2.69           2.88

LIQUIDITY:
Int Earn Assets/Int Bear Liab                        105.04         109.97         107.58         108.24
Brokered Deposits/Tot Deposits                            -              -              -              -

ASSET QUALITY:
Nonperf Lns+REO/Total Lns+REO                          0.30           0.17           0.38           0.37
Nonaccrual Loans/Gross Loans                              -              -              -              -
Nonaccrual Lns/Ln Loss Reserve                            -              -              -              -
Repos Assets/Tot Assets                                   -              -              -              -
Net Chrg-Off/Av Adj Lns                                   -              -              -              -
Nonmtg 1-4 Constr&Conv Lns/TA                          0.50           3.57           4.53           4.85


Source: TAFS, published by Sheshunoff         11

FERGUSON & COMPANY                      Exhibit IV
------------------


FIRST SAVINGS BANK, A FSB
THREE RIVERS
TICKER THR                                                         FINANCIAL HIGHLIGHTS
----------

                                                     1994           1995           1996       YTD 3/97
                                                                         ($000's)
BALANCE SHEET:
Total Assets                                       72,928         82,184         88,952         90,869
% Change in Assets                                  (1.71)         12.69           8.24           2.16
Total Loans                                        53,406         55,622         59,319         60,476
Deposits                                           63,174         65,579         60,421         60,048
Broker Originated Deposits                              -              -              -              -

CAPITAL:
Equity Capital                                      4,997         10,264         10,510         10,631
Tangible Capital                                    4,893         10,197         10,458         10,581
Core Capital                                        4,938         10,204         10,458         10,581
Risk-Based Capital                                  5,270         10,621         10,928         11,065
Equity Capital/Total Assets                          6.85          12.49          11.82          11.70
Core Capital/Risk Based Assets                      12.74          24.51          22.86          21.81
Core Capital/Adj Tang Assets                         6.81          12.48          11.76          11.65
Tangible Cap/Tangible Assets                         6.75          12.48          11.76          11.65
Risk-Based Cap/Risk-Wt Assets                       13.59          25.51          23.89          22.81

PROFITABILITY:
Net Income(Loss)                                      495            734            586            195
Ret on Avg Assets Bef Ext Item                       0.67           0.95           0.68           0.87
Return on Average Equity                            10.41           9.62           5.65           7.38
Net Interest Income/Avg Assets                       3.59           3.54           3.62           3.40
Noninterest Income/Avg Assets                        0.50           1.17           0.65           0.61
Noninterest Expense/Avg Assets                       2.96           3.13           3.21           2.64
Yield/Cost Spread                                    3.90           3.66           3.61           3.36

LIQUIDITY:
Int Earn Assets/Int Bear Liab                      100.57         107.33         107.71         106.68
Brokered Deposits/Tot Deposits                          -              -              -              -

ASSET QUALITY:
Nonperf Lns+REO/Total Lns+REO                        2.67           2.02           1.82           1.80
Nonaccrual Loans/Gross Loans                         0.04           0.10           0.32           0.14
Nonaccrual Lns/Ln Loss Reserve                       6.59          14.08          40.68          16.87
Repos Assets/Tot Assets                                 -              -              -           0.51
Net Chrg-Off/Av Adj Lns                              0.10           0.01           0.01           0.01
Nonmtg 1-4 Constr&Conv Lns/TA                        7.54           7.15           8.29           7.88



Sources: TAFS, published by Sheshunoff       12

                                    EXHIBIT V

FERGUSON & COMPANY   Exhibit V - Selected Publicly Held Thrifts
------------------




                                                                                    Deposit                                Current
                                                                                    Insurance                                Stock
                                                                                    Agency                                   Price
Ticker     Short Name                        City                State   Region    (BIF/SAIF)    Exchange     IPO Date         ($)
AADV       Advantage Bancorp Inc.            Kenosha             WI      MW        SAIF          NASDAQ        03/23/92    44.750
ABBK       Abington Bancorp Inc.             Abington            MA      NE        BIF           NASDAQ        06/10/86    30.500
ABCL       Alliance Bancorp Inc.             Hinsdale            IL      MW        SAIF          NASDAQ        07/07/92    31.125
ABCW       Anchor BanCorp Wisconsin          Madison             WI      MW        SAIF          NASDAQ        07/16/92    26.750
AFCB       Affiliated Community Bancorp      Waltham             MA      NE        SAIF          NASDAQ        10/19/95    26.250
AHM        Ahmanson & Company (H.F.)         Irwindale           CA      WE        SAIF          NYSE          10/25/72    51.938
ALBC       Albion Banc Corp.                 Albion              NY      MA        SAIF          NASDAQ        07/26/93    23.250
ALBK       ALBANK Financial Corp.            Albany              NY      MA        SAIF          NASDAQ        04/01/92    39.000
AMFC       AMB Financial Corp.               Munster             IN      MW        SAIF          NASDAQ        04/01/96    14.500
ANDB       Andover Bancorp Inc.              Andover             MA      NE        BIF           NASDAQ        05/08/86    30.875
ASBI       Ameriana Bancorp                  New Castle          IN      MW        SAIF          NASDAQ        03/02/87    20.875
ASBP       ASB Financial Corp.               Portsmouth          OH      MW        SAIF          NASDAQ        05/11/95    13.125
ASFC       Astoria Financial Corp.           Lake Success        NY      MA        SAIF          NASDAQ        11/18/93    48.000
BANC       BankAtlantic Bancorp Inc.         Fort Lauderdale     FL      SE        SAIF          NASDAQ        11/29/83    12.750
BDJI       First Federal Bancorporation      Bemidji             MN      MW        SAIF          NASDAQ        04/04/95    21.000
BFD        BostonFed Bancorp Inc.            Burlington          MA      NE        SAIF          AMSE          10/24/95    19.000
BFSB       Bedford Bancshares Inc.           Bedford             VA      SE        SAIF          NASDAQ        08/22/94    24.125
BKC        American Bank of Connecticut      Waterbury           CT      NE        BIF           AMSE          12/01/81    37.750
BKCT       Bancorp Connecticut Inc.          Southington         CT      NE        BIF           NASDAQ        07/03/86    31.500
BKUNA      BankUnited Financial Corp.        Coral Gables        FL      SE        SAIF          NASDAQ        12/11/85    12.125
BVCC       Bay View Capital Corp.            San Mateo           CA      WE        SAIF          NASDAQ        05/09/86    25.938
CAFI       Camco Financial Corp.             Cambridge           OH      MW        SAIF          NASDAQ              NA    18.250
CAPS       Capital Savings Bancorp Inc.      Jefferson City      MO      MW        SAIF          NASDAQ        12/29/93    15.625
CASB       Cascade Financial Corp.           Everett             WA      WE        SAIF          NASDAQ        09/16/92    13.250
CASH       First Midwest Financial Inc.      Storm Lake          IA      MW        SAIF          NASDAQ        09/20/93    18.000
CATB       Catskill Financial Corp.          Catskill            NY      MA        BIF           NASDAQ        04/18/96    16.375
CBCI       Calumet Bancorp Inc.              Dolton              IL      MW        SAIF          NASDAQ        02/20/92    43.000
CBSA       Coastal Bancorp Inc.              Houston             TX      SW        SAIF          NASDAQ              NA    29.500
CBSB       Charter Financial Inc.            Sparta              IL      MW        SAIF          NASDAQ        12/29/95    20.375
CEBK       Central Co-operative Bank         Somerville          MA      NE        BIF           NASDAQ        10/24/86    19.750
CFB        Commercial Federal Corp.          Omaha               NE      MW        SAIF          NYSE          12/31/84    44.000
CFFC       Community Financial Corp.         Staunton            VA      SE        SAIF          NASDAQ        03/30/88    21.750
CFSB       CFSB Bancorp Inc.                 Lansing             MI      MW        SAIF          NASDAQ        06/22/90    26.500
CFTP       Community Federal Bancorp         Tupelo              MS      SE        SAIF          NASDAQ        03/26/96    17.375
CFX        CFX Corp.                         Keene               NH      NE        BIF           AMSE          02/12/87    20.563
CIBI       Community Investors Bancorp       Bucyrus             OH      MW        SAIF          NASDAQ        02/07/95    15.500
CKFB       CKF Bancorp Inc.                  Danville            KY      MW        SAIF          NASDAQ        01/04/95    19.000
CLAS       Classic Bancshares Inc.           Ashland             KY      MW        SAIF          NASDAQ        12/29/95    14.125
CMRN       Cameron Financial Corp            Cameron             MO      MW        SAIF          NASDAQ        04/03/95    17.375
CMSB       Commonwealth Bancorp Inc.         Norristown          PA      MA        SAIF          NASDAQ        06/17/96    16.875
CNIT       CENIT Bancorp Inc.                Norfolk             VA      SE        SAIF          NASDAQ        08/06/92    50.500
COFI       Charter One Financial             Cleveland           OH      MW        SAIF          NASDAQ        01/22/88    55.313
CRZY       Crazy Woman Creek Bancorp         Buffalo             WY      WE        SAIF          NASDAQ        03/29/96    14.625
CSA        Coast Savings Financial           Los Angeles         CA      WE        SAIF          NYSE          12/23/85    46.750
CTZN       CitFed Bancorp Inc.               Dayton              OH      MW        SAIF          NASDAQ        01/23/92    46.750
CVAL       Chester Valley Bancorp Inc.       Downingtown         PA      MA        SAIF          NASDAQ        03/27/87    21.000
DIBK       Dime Financial Corp.              Wallingford         CT      NE        BIF           NASDAQ        07/09/86    29.750
DIME       Dime Community Bancorp Inc.       Brooklyn            NY      MA        BIF           NASDAQ        06/26/96    19.250
DME        Dime Bancorp Inc.                 New York            NY      MA        BIF           NYSE          08/19/86    19.500
DNFC       D & N Financial Corp.             Hancock             MI      MW        SAIF          NASDAQ        02/13/85    19.250

FERGUSON & COMPANY  Exhibit V - Selected Publicly Held Thrifts
------------------

                                                                                Deposit                               Current
                                                                                Insurance                              Stock
                                                                                Agency                                 Price
Ticker    Short Name                        City               State   Region   (BIF/SAIF) Exchange        IPO Date    ($)
DSL       Downey Financial Corp.            Newport Beach      CA      WE       SAIF       NYSE            01/01/71    22.250
EBSI      Eagle Bancshares                  Tucker             GA      SE       SAIF       NASDAQ          04/01/86    16.500
EFBI      Enterprise Federal Bancorp        West Chester       OH      MW       SAIF       NASDAQ          10/17/94    20.000
EGFC      Eagle Financial Corp.             Bristol            CT      NE       SAIF       NASDAQ          02/03/87    36.250
EIRE      Emerald Isle Bancorp Inc.         Quincy             MA      NE       BIF        NASDAQ          09/08/86    21.750
EMLD      Emerald Financial Corp.           Strongsville       OH      MW       SAIF       NASDAQ          NA          14.500
EQSB      Equitable Federal Savings Bank    Wheaton            MD      MA       SAIF       NASDAQ          09/10/93    37.938
ESBK      Elmira Savings Bank (The)         Elmira             NY      MA       BIF        NASDAQ          03/01/85    23.750
FBBC      First Bell Bancorp Inc.           Pittsburgh         PA      MA       SAIF       NASDAQ          06/29/95    15.875
FBCI      Fidelity Bancorp Inc.             Chicago            IL      MW       SAIF       NASDAQ          12/15/93    21.250
FBHC      Fort Bend Holding Corp.           Rosenberg          TX      SW       SAIF       NASDAQ          06/30/93    34.250
FBSI      First Bancshares Inc.             Mountain Grove     MO      MW       SAIF       NASDAQ          12/22/93    24.250
FCBF      FCB Financial Corp.               Neenah             WI      MW       SAIF       NASDAQ          09/24/93    27.500
FCME      First Coastal Corp.               Westbrook          ME      NE       BIF        NASDAQ          NA          10.875
FED       FirstFed Financial Corp.          Santa Monica       CA      WE       SAIF       NYSE            12/16/83    34.125
FESX      First Essex Bancorp Inc.          Andover            MA      NE       BIF        NASDAQ          08/04/87    17.000
FFBA      First Colorado Bancorp Inc.       Lakewood           CO      SW       SAIF       NASDAQ          01/02/96    18.875
FFBH      First Federal Bancshares of AR    Harrison           AR      SE       SAIF       NASDAQ          05/03/96    21.000
FFBI      First Financial Bancorp Inc.      Belvidere          IL      MW       SAIF       NASDAQ          10/04/93    18.875
FFBS      FFBS BanCorp Inc.                 Columbus           MS      SE       SAIF       NASDAQ          07/01/93    23.000
FFBZ      First Federal Bancorp Inc.        Zanesville         OH      MW       SAIF       NASDAQ          07/13/92    18.500
FFCH      First Financial Holdings Inc.     Charleston         SC      SE       SAIF       NASDAQ          11/10/83    33.000
FFDB      FirstFed Bancorp Inc.             Bessemer           AL      SE       SAIF       NASDAQ          11/19/91    16.531
FFES      First Federal of East Hartford    East Hartford      CT      NE       SAIF       NASDAQ          06/23/87    33.000
FFFC      FFVA Financial Corp.              Lynchburg          VA      SE       SAIF       NASDAQ          10/12/94    29.313
FFFD      North Central Bancshares Inc.     Fort Dodge         IA      MW       SAIF       NASDAQ          03/21/96    16.813
FFHH      FSF Financial Corp.               Hutchinson         MN      MW       SAIF       NASDAQ          10/07/94    17.750
FFHS      First Franklin Corporation        Cincinnati         OH      MW       SAIF       NASDAQ          01/26/88    19.750
FFIC      Flushing Financial Corp.          Flushing           NY      MA       BIF        NASDAQ          11/21/95    20.250
FFKY      First Federal Financial Corp.     Elizabethtown      KY      MW       SAIF       NASDAQ          07/15/87    22.500
FFLC      FFLC Bancorp Inc.                 Leesburg           FL      SE       SAIF       NASDAQ          01/04/94    32.000
FFOH      Fidelity Financial of Ohio        Cincinnati         OH      MW       SAIF       NASDAQ          03/04/96    15.438
FFSL      First Independence Corp.          Independence       KS      MW       SAIF       NASDAQ          10/08/93    13.000
FFWC      FFW Corp.                         Wabash             IN      MW       SAIF       NASDAQ          04/05/93    28.000
FFWD      Wood Bancorp Inc.                 Bowling Green      OH      MW       SAIF       NASDAQ          08/31/93    16.625
FFYF      FFY Financial Corp.               Youngstown         OH      MW       SAIF       NASDAQ          06/28/93    27.625
FGHC      First Georgia Holding Inc.        Brunswick          GA      SE       SAIF       NASDAQ          02/11/87     7.750
FIBC      Financial Bancorp Inc.            Long Island City   NY      MA       SAIF       NASDAQ          08/17/94    20.000
FKFS      First Keystone Financial          Media              PA      MA       SAIF       NASDAQ          01/26/95    28.500
FLFC      First Liberty Financial Corp.     Macon              GA      SE       SAIF       NASDAQ          12/06/83    22.500
FMCO      FMS Financial Corporation         Burlington         NJ      MA       SAIF       NASDAQ          12/14/88    25.250
FMSB      First Mutual Savings Bank         Bellevue           WA      WE       BIF        NASDAQ          12/17/85    21.000
FNGB      First Northern Capital Corp.      Green Bay          WI      MW       SAIF       NASDAQ          12/29/83    13.750
FOBC      Fed One Bancorp                   Wheeling           WV      SE       SAIF       NASDAQ          01/19/95    20.000
FRC       First Republic Bancorp            San Francisco      CA      WE       BIF        NYSE            NA          23.375
FSBI      Fidelity Bancorp Inc.             Pittsburgh         PA      MA       SAIF       NASDAQ          06/24/88    21.250
FSPG      First Home Bancorp Inc.           Pennsville         NJ      MA       SAIF       NASDAQ          04/20/87    20.125
FSTC      First Citizens Corp.              Newnan             GA      SE       SAIF       NASDAQ          03/01/86    32.000
FTF       Texarkana First Financial Corp    Texarkana          AR      SE       SAIF       AMSE            07/07/95    22.250
FTFC      First Federal Capital Corp.       La Crosse          WI      MW       SAIF       NASDAQ          11/02/89    24.500

FERGUSON & COMPANY   Exhibit V - Selected Publicly Held Thrifts
------------------

                                                                                 Deposit                              Current
                                                                                 Insurance                              Stock
                                                                                 Agency                                 Price
Ticker   Short Name                          City              State   Region    (BIF/SAIF)    Exchange    IPO Date       ($)
FTSB     Fort Thomas Financial Corp.         Fort Thomas       KY      MW        SAIF          NASDAQ      06/28/95    12.000
FWWB     First SB of Washington Bancorp      Walla Walla       WA      WE        SAIF          NASDAQ      11/01/95    24.625
GAF      GA Financial Inc.                   Pittsburgh        PA      MA        SAIF          AMSE        03/26/96    18.625
GBCI     Glacier Bancorp Inc.                Kalispell         MT      WE        SAIF          NASDAQ      03/30/84    18.875
GDW      Golden West Financial               Oakland           CA      WE        SAIF          NYSE        05/29/59    84.063
GFCO     Glenway Financial Corp.             Cincinnati        OH      MW        SAIF          NASDAQ      11/30/90    25.000
GFSB     GFS Bancorp Inc.                    Grinnell          IA      MW        SAIF          NASDAQ      01/06/94    14.250
GPT      GreenPoint Financial Corp.          New York          NY      MA        BIF           NYSE        01/28/94    62.563
GSB      Golden State Bancorp Inc.           Glendale          CA      WE        SAIF          NYSE        10/01/83    29.125
GSBC     Great Southern Bancorp Inc.         Springfield       MO      MW        SAIF          NASDAQ      12/14/89    17.000
GTFN     Great Financial Corporation         Louisville        KY      MW        SAIF          NASDAQ      03/31/94    34.250
GUPB     GFSB Bancorp Inc.                   Gallup            NM      SW        SAIF          NASDAQ      06/30/95    18.750
HALL     Hallmark Capital Corp.              West Allis        WI      MW        SAIF          NASDAQ      01/03/94    22.250
HARB     Harbor Florida Bancorp (MHC)        Fort Pierce       FL      SE        SAIF          NASDAQ      01/06/94    54.500
HARL     Harleysville Savings Bank           Harleysville      PA      MA        SAIF          NASDAQ      08/04/87    26.000
HAVN     Haven Bancorp Inc.                  Woodhaven         NY      MA        SAIF          NASDAQ      09/23/93    38.875
HBFW     Home Bancorp                        Fort Wayne        IN      MW        SAIF          NASDAQ      03/30/95    22.000
HBNK     Highland Federal Bank FSB           Burbank           CA      WE        SAIF          NASDAQ            NA    30.250
HBS      Haywood Bancshares Inc.             Waynesville       NC      SE        BIF           AMSE        12/18/87    19.000
HFFB     Harrodsburg First Fin Bancorp       Harrodsburg       KY      MW        SAIF          NASDAQ      10/04/95    15.250
HFFC     HF Financial Corp.                  Sioux Falls       SD      MW        SAIF          NASDAQ      04/08/92    22.000
HFGI     Harrington Financial Group          Richmond          IN      MW        SAIF          NASDAQ            NA    12.000
HFSA     Hardin Bancorp Inc.                 Hardin            MO      MW        SAIF          NASDAQ      09/29/95    16.875
HHFC     Harvest Home Financial Corp.        Cheviot           OH      MW        SAIF          NASDAQ      10/10/94    11.750
HIFS     Hingham Instit. for Savings         Hingham           MA      NE        BIF           NASDAQ      12/20/88    24.250
HMCI     HomeCorp Inc.                       Rockford          IL      MW        SAIF          NASDAQ      06/22/90    16.250
HMNF     HMN Financial Inc.                  Spring Valley     MN      MW        SAIF          NASDAQ      06/30/94    25.250
HOMF     Home Federal Bancorp                Seymour           IN      MW        SAIF          NASDAQ      01/23/88    30.000
HPBC     Home Port Bancorp Inc.              Nantucket         MA      NE        BIF           NASDAQ      08/25/88    22.250
HRBF     Harbor Federal Bancorp Inc.         Baltimore         MD      MA        SAIF          NASDAQ      08/12/94    19.000
HRZB     Horizon Financial Corp.             Bellingham        WA      WE        BIF           NASDAQ      08/01/86    15.250
HZFS     Horizon Financial Svcs Corp.        Oskaloosa         IA      MW        SAIF          NASDAQ      06/30/94    18.875
IFSB     Independence Federal Svgs Bank      Washington        DC      MA        SAIF          NASDAQ      06/06/85    13.000
INBI     Industrial Bancorp                  Bellevue          OH      MW        SAIF          NASDAQ      08/01/95    15.250
IPSW     Ipswich Savings Bank                Ipswich           MA      NE        BIF           NASDAQ      05/26/93    13.000
ISBF     ISB Financial Corporation           New Iberia        LA      SW        SAIF          NASDAQ      04/07/95    25.000
ITLA     ITLA Capital Corp.                  La Jolla          CA      WE        BIF           NASDAQ      10/24/95    17.750
IWBK     InterWest Bancorp Inc.              Oak Harbor        WA      WE        SAIF          NASDAQ            NA    38.750
JSB      JSB Financial Inc.                  Lynbrook          NY      MA        BIF           NYSE        06/27/90    46.063
JSBA     Jefferson Savings Bancorp           Ballwin           MO      MW        SAIF          NASDAQ      04/08/93    33.250
JXVL     Jacksonville Bancorp Inc.           Jacksonville      TX      SW        SAIF          NASDAQ      04/01/96    16.750
KFBI     Klamath First Bancorp               Klamath Falls     OR      WE        SAIF          NASDAQ      10/05/95    19.500
KNK      Kankakee Bancorp Inc.               Kankakee          IL      MW        SAIF          AMSE        01/06/93    29.000
KSAV     KS Bancorp Inc.                     Kenly             NC      SE        SAIF          NASDAQ      12/30/93    18.500
KSBK     KSB Bancorp Inc.                    Kingfield         ME      NE        BIF           NASDAQ      06/24/93    14.250
KYF      Kentucky First Bancorp Inc.         Cynthiana         KY      MW        SAIF          AMSE        08/29/95    12.500
LARK     Landmark Bancshares Inc.            Dodge City        KS      MW        SAIF          NASDAQ      03/28/94    24.313
LARL     Laurel Capital Group Inc.           Allison Park      PA      MA        SAIF          NASDAQ      02/20/87    22.500
LIFB     Life Bancorp Inc.                   Norfolk           VA      SE        SAIF          NASDAQ      10/11/94    24.625
LISB     Long Island Bancorp Inc.            Melville          NY      MA        SAIF          NASDAQ      04/18/94    40.125

Source: SNL & F&C calculations         3

FERGUSON & COMPANY  Exhibit V - Selected Publicly Held Thrifts
------------------





                                                                                     Deposit                               Current
                                                                                     Insurance                               Stock
                                                                                     Agency                                  Price
Ticker     Short Name                       City                   State   Region    (BIF/SAIF)  Exchange      IPO Date        ($)
LOGN       Logansport Financial Corp.       Logansport             IN      MW        SAIF        NASDAQ        06/14/95    14.625
LONF       London Financial Corporation     London                 OH      MW        SAIF        NASDAQ        04/01/96    15.000
LSBI       LSB Financial Corp.              Lafayette              IN      MW        BIF         NASDAQ        02/03/95    21.500
LSBX       Lawrence Savings Bank            North Andover          MA      NE        BIF         NASDAQ        05/02/86    11.375
LVSB       Lakeview Financial               West Paterson          NJ      MA        SAIF        NASDAQ        12/22/93    33.000
LXMO       Lexington B&L Financial Corp.    Lexington              MO      MW        SAIF        NASDAQ        06/06/96    16.000
MAFB       MAF Bancorp Inc.                 Clarendon Hills        IL      MW        SAIF        NASDAQ        01/12/90    31.000
MARN       Marion Capital Holdings          Marion                 IN      MW        SAIF        NASDAQ        03/18/93    23.500
MASB       MASSBANK Corp.                   Reading                MA      NE        BIF         NASDAQ        05/28/86    52.000
MBB        MSB Bancorp Inc.                 Goshen                 NY      MA        BIF         AMSE          09/03/92    23.250
MBB        MSB Bancorp, Inc.                Goshen                 NY      MA        BIF         AMSE                NA    23.250
MBLF       MBLA Financial Corp.             Macon                  MO      MW        SAIF        NASDAQ        06/24/93    23.750
MCBN       Mid-Coast Bancorp Inc.           Waldoboro              ME      NE        SAIF        NASDAQ        11/02/89    25.500
MDBK       Medford Savings Bank             Medford                MA      NE        BIF         NASDAQ        03/18/86    31.625
MECH       Mechanics Savings Bank           Hartford               CT      NE        BIF         NASDAQ        06/26/96    24.000
MERI       Meritrust Federal SB             Thibodaux              LA      SW        SAIF        NASDAQ              NA    41.031
METF       Metropolitan Financial Corp.     Mayfield Heights       OH      MW        SAIF        NASDAQ              NA    18.125
MFBC       MFB Corp.                        Mishawaka              IN      MW        SAIF        NASDAQ        03/25/94    23.125
MFFC       Milton Federal Financial Corp.   West Milton            OH      MW        SAIF        NASDAQ        10/07/94    13.750
MFLR       Mayflower Co-operative Bank      Middleboro             MA      NE        BIF         NASDAQ        12/23/87    19.500
MFSL       Maryland Federal Bancorp         Hyattsville            MD      MA        SAIF        NASDAQ        06/02/87    43.000
MIVI       Mississippi View Holding Co.     Little Falls           MN      MW        SAIF        NASDAQ        03/24/95    15.500
MLBC       ML Bancorp Inc.                  Villanova              PA      MA        SAIF        NASDAQ        08/11/94    20.750
MSBF       MSB Financial Inc.               Marshall               MI      MW        SAIF        NASDAQ        02/06/95    13.250
MWBI       Midwest Bancshares Inc.          Burlington             IA      MW        SAIF        NASDAQ        11/12/92    36.000
MWBX       MetroWest Bank                   Framingham             MA      NE        BIF         NASDAQ        10/10/86     6.500
MWFD       Midwest Federal Financial        Baraboo                WI      MW        SAIF        NASDAQ        07/08/92    20.750
NASB       North American Savings Bank      Grandview              MO      MW        SAIF        NASDAQ        09/27/85    49.000
NBN        Northeast Bancorp                Portland               ME      NE        BIF         AMSE          08/19/87    14.625
NEIB       Northeast Indiana Bancorp        Huntington             IN      MW        SAIF        NASDAQ        06/28/95    17.500
NHTB       New Hampshire Thrift Bncshrs     New London             NH      NE        SAIF        NASDAQ        05/22/86    18.250
NMSB       NewMil Bancorp Inc.              New Milford            CT      NE        BIF         NASDAQ        02/01/86    12.875
NSSB       Norwich Financial Corp.          Norwich                CT      NE        BIF         NASDAQ        11/14/86    29.000
NWEQ       Northwest Equity Corp.           Amery                  WI      MW        SAIF        NASDAQ        10/11/94    16.750
NYB        New York Bancorp Inc.            Douglaston             NY      MA        SAIF        NYSE          01/28/88    30.750
OFCP       Ottawa Financial Corp.           Holland                MI      MW        SAIF        NASDAQ        08/19/94    25.375
OHSL       OHSL Financial Corp.             Cincinnati             OH      MW        SAIF        NASDAQ        02/10/93    23.250
PALM       Palfed Inc.                      Aiken                  SC      SE        SAIF        NASDAQ        12/15/85    16.125
PAMM       PacificAmerica Money Center      Woodland Hills         CA      WE        BIF         NASDAQ        06/25/96    23.000
PBCI       Pamrapo Bancorp Inc.             Bayonne                NJ      MA        SAIF        NASDAQ        11/14/89    21.000
PBHC       Oswego City Savings Bk (MHC)     Oswego                 NY      MA        BIF         NASDAQ        11/16/95    18.000
PBKB       People's Bancshares Inc.         New Bedford            MA      NE        BIF         NASDAQ        10/30/86    17.250
PCBC       Perry County Financial Corp.     Perryville             MO      MW        SAIF        NASDAQ        02/13/95    21.375
PCCI       Pacific Crest Capital            Agoura Hills           CA      WE        BIF         NASDAQ              NA    15.250
PEEK       Peekskill Financial Corp.        Peekskill              NY      MA        SAIF        NASDAQ        12/29/95    16.375
PERM       Permanent Bancorp Inc.           Evansville             IN      MW        SAIF        NASDAQ        04/04/94    22.750
PFDC       Peoples Bancorp                  Auburn                 IN      MW        SAIF        NASDAQ        07/07/87    25.625
PFNC       Progress Financial Corp.         Blue Bell              PA      MA        SAIF        NASDAQ        07/18/83    15.000
PFSB       PennFed Financial Services Inc   West Orange            NJ      MA        SAIF        NASDAQ        07/15/94    29.500
PFSL       Pocahontas FS&LA (MHC)           Pocahontas             AR      SE        SAIF        NASDAQ        04/05/94    26.000


Source: SNL & F&C calculations         4

FERGUSON & COMPANY               Exhibit V - Selected Publicly Held Thrifts
------------------

                                                                                     Deposit                                Current
                                                                                     Insurance                                Stock
                                                                                     Agency                                   Price
Ticker     Short Name                         City                 State   Region    (BIF/SAIF)    Exchange    IPO Date         ($)
PHBK       Peoples Heritage Finl Group        Portland             ME      NE        BIF           NASDAQ       12/04/86    37.750
PHFC       Pittsburgh Home Financial Corp     Pittsburgh           PA      MA        SAIF          NASDAQ       04/01/96    18.750
PKPS       Poughkeepsie Financial Corp.       Poughkeepsie         NY      MA        SAIF          NASDAQ       11/19/85     7.281
PRBC       Prestige Bancorp Inc.              Pleasant Hills       PA      MA        SAIF          NASDAQ       06/27/96    17.125
PSBK       Progressive Bank Inc.              Fishkill             NY      MA        BIF           NASDAQ       08/01/84    33.000
PTRS       Potters Financial Corp.            East Liverpool       OH      MW        SAIF          NASDAQ       12/31/93    24.000
PULS       Pulse Bancorp                      South River          NJ      MA        SAIF          NASDAQ       09/18/86    21.250
PVFC       PVF Capital Corp.                  Bedford Heights      OH      MW        SAIF          NASDAQ       12/30/92    20.250
PVSA       Parkvale Financial Corporation     Monroeville          PA      MA        SAIF          NASDAQ       07/16/87    29.625
PWBC       PennFirst Bancorp Inc.             Ellwood City         PA      MA        SAIF          NASDAQ       06/13/90    15.750
QCBC       Quaker City Bancorp Inc.           Whittier             CA      WE        SAIF          NASDAQ       12/30/93    21.250
QCFB       QCF Bancorp Inc.                   Virginia             MN      MW        SAIF          NASDAQ       04/03/95    26.000
RARB       Raritan Bancorp Inc.               Raritan              NJ      MA        BIF           NASDAQ       03/01/87    24.000
REDF       RedFed Bancorp Inc.                Redlands             CA      WE        SAIF          NASDAQ       04/08/94    17.500
RELY       Reliance Bancorp Inc.              Garden City          NY      MA        SAIF          NASDAQ       03/31/94    31.500
ROSE       TR Financial Corp.                 Garden City          NY      MA        BIF           NASDAQ       06/29/93    27.000
RVSB       Riverview Savings Bank (MHC)       Camas                WA      WE        SAIF          NASDAQ       10/26/93    27.000
SFED       SFS Bancorp Inc.                   Schenectady          NY      MA        SAIF          NASDAQ       06/30/95    19.250
SFFC       StateFed Financial Corporation     Des Moines           IA      MW        SAIF          NASDAQ       01/05/94    22.000
SFIN       Statewide Financial Corp.          Jersey City          NJ      MA        SAIF          NASDAQ       10/02/95    18.750
SFSB       SuburbFed Financial Corp.          Flossmoor            IL      MW        SAIF          NASDAQ       03/04/92    27.500
SFSL       Security First Corp.               Mayfield Heights     OH      MW        SAIF          NASDAQ       01/22/88    19.250
SISB       SIS Bancorp Inc.                   Springfield          MA      NE        BIF           NASDAQ       02/08/95    29.750
SKAN       Skaneateles Bancorp Inc.           Skaneateles          NY      MA        BIF           NASDAQ       06/02/86    23.000
SMBC       Southern Missouri Bancorp Inc.     Poplar Bluff         MO      MW        SAIF          NASDAQ       04/13/94    17.000
SOPN       First Savings Bancorp Inc.         Southern Pines       NC      SE        SAIF          NASDAQ       01/06/94    20.625
SOSA       Somerset Savings Bank              Somerville           MA      NE        BIF           NASDAQ       07/09/86     3.969
SPBC       St. Paul Bancorp Inc.              Chicago              IL      MW        SAIF          NASDAQ       05/18/87    23.500
SSM        Stone Street Bancorp Inc.          Mocksville           NC      SE        SAIF          AMSE         04/01/96    21.250
STFR       St. Francis Capital Corp.          Milwaukee            WI      MW        SAIF          NASDAQ       06/21/93    34.500
STSA       Sterling Financial Corp.           Spokane              WA      WE        SAIF          NASDAQ             NA    18.625
SWBI       Southwest Bancshares               Hometown             IL      MW        SAIF          NASDAQ       06/24/92    20.250
SWCB       Sandwich Co-operative Bank         Sandwich             MA      NE        BIF           NASDAQ       07/25/86    32.375
TBK        Tolland Bank                       Tolland              CT      NE        BIF           AMSE         12/19/86    17.625
THR        Three Rivers Financial Corp.       Three Rivers         MI      MW        SAIF          AMSE         08/24/95    16.250
THRD       TF Financial Corporation           Newtown              PA      MA        SAIF          NASDAQ       07/13/94    19.625
TPNZ       Tappan Zee Financial Inc.          Tarrytown            NY      MA        SAIF          NASDAQ       10/05/95    17.250
TRIC       Tri-County Bancorp Inc.            Torrington           WY      WE        SAIF          NASDAQ       09/30/93    22.750
TSH        Teche Holding Co.                  Franklin             LA      SW        SAIF          AMSE         04/19/95    18.500
TWIN       Twin City Bancorp                  Bristol              TN      SE        SAIF          NASDAQ       01/04/95    20.000
UBMT       United Financial Corp.             Great Falls          MT      WE        SAIF          NASDAQ       09/23/86    23.625
VABF       Virginia Beach Fed. Financial      Virginia Beach       VA      SE        SAIF          NASDAQ       11/01/80    14.125
WAMU       Washington Mutual Inc.             Seattle              WA      WE        BIF           NASDAQ       03/11/83    63.000
WBST       Webster Financial Corp.            Waterbury            CT      NE        SAIF          NASDAQ       12/12/86    55.250
WCBI       Westco Bancorp                     Westchester          IL      MW        SAIF          NASDAQ       06/26/92    26.500
WEFC       Wells Financial Corp.              Wells                MN      MW        SAIF          NASDAQ       04/11/95    16.500
WFI        Winton Financial Corp.             Cincinnati           OH      MW        SAIF          AMSE         08/04/88    16.250
WFSL       Washington Federal Inc.            Seattle              WA      WE        SAIF          NASDAQ       11/17/82    27.313
WRNB       Warren Bancorp Inc.                Peabody              MA      NE        BIF           NASDAQ       07/09/86    17.875
WSB        Washington Savings Bank, FSB       Waldorf              MD      MA        SAIF          AMSE               NA     6.875


Source: SNL & F&C calculations         5

FERGUSON & COMPANY                  Exhibit V - Selected Publicly Held Thrifts
------------------

                                                                                 Deposit                                Current
                                                                                 Insurance                                Stock
                                                                                 Agency                                   Price
Ticker      Short Name                      City               State   Region    (BIF/SAIF)    Exchange      IPO Date        ($)
WSFS        WSFS Financial Corporation      Wilmington         DE      MA        BIF           NASDAQ        11/26/86    15.125
WSTR        WesterFed Financial Corp.       Missoula           MT      WE        SAIF          NASDAQ        01/10/94    21.375
WVFC        WVS Financial Corp.             Pittsburgh         PA      MA        SAIF          NASDAQ        11/29/93    27.000
WWFC        Westwood Financial Corporation  Westwood           NJ      MA        SAIF          NASDAQ        06/07/96    24.250
WYNE        Wayne Bancorp Inc.              Wayne              NJ      MA        SAIF          NASDAQ        06/27/96    24.125
YFCB        Yonkers Financial Corporation   Yonkers            NY      MA        SAIF          NASDAQ        04/18/96    17.625
YFED        York Financial Corp.            York               PA      MA        SAIF          NASDAQ        02/01/84    24.250

Maximum                                                                                                                  84.063
Minimum                                                                                                                   3.969
Average                                                                                                                  23.857
Median                                                                                                                   21.250




Source: SNL & F&C calculations

FERGUSON & COMPANY          Exhibit V - Selected Publicly Held Thrifts
------------------


                                                                                                  Tangible
            Current     Price/    Current    Current               Current      Total   Equity/    Equity/     Core        Core
             Market        LTM     Price/   Price/ T     Price/   Dividend     Assets    Assets   T Assets      EPS        ROAA
              Value   Core EPS    B Value    B Value     Assets      Yield      ($000)      (%)        (%)      ($)         (%)
Ticker         ($M)        (x)        (%)        (%)        (%)        (%)        MRQ       MRQ        MRQ      LTM         LTM
AADV         144.71       17.3     154.1      164.8       14.2        0.89   1,019,510      9.2         8.7     2.58        0.89
ABBK          56.13       17.0     162.8      180.8       11.3        1.31     501,256      6.9         6.3     1.79        0.73
ABCL         166.36       17.6     133.0      134.7       11.9        2.12   1,404,263      8.9         8.8     1.77        0.76
ABCW         242.05         7.8    101.0      102.9        6.3        1.20   1,925,866      6.2         6.1     3.44        0.96
AFCB         169.83       15.4     156.7      157.7       15.6        1.83   1,090,431      9.8         9.7     1.71        1.10
AHM        5,055.43       18.5     255.2      299.5       10.6        1.69  47,532,068      5.2         4.6     2.81        0.70
ALBC           5.81       24.0      97.0       97.0        8.5        1.38      68,628      8.7         8.7     0.97        0.37
ALBK         500.53       15.1     150.9      172.6       13.9        1.85   3,602,227      9.2         8.1     2.59        1.04
AMFC          13.98       21.3      99.2       99.2       14.8        1.66      94,179     15.0        15.0     0.68        0.80
ANDB         158.96       11.6     157.7      157.7       12.7        2.20   1,250,943      8.1         8.1     2.66        1.13
ASBI          67.43       20.5     154.7      154.9       17.0        3.07     397,730     11.0        11.0     1.02        0.84
ASBP          22.59       21.9     129.3      129.3       20.1        3.05     112,264     15.6        15.6     0.60        0.85
ASFC         999.79       17.0     167.9      199.9       13.1        1.25   7,664,495      7.8         6.7     2.83        0.79
BANC         289.47       18.8     186.7      227.3       10.5        0.91   2,730,474      5.6         4.7     0.68        0.64
BDJI          14.33       19.3     119.3      119.3       13.0           -     110,589     10.9        10.9     1.09        0.63
BFD          107.35       19.6     123.6      127.9       11.6        1.47     975,922      8.8         8.5     0.97        0.66
BFSB          27.56       15.5     135.9      135.9       20.4        2.32     135,455     14.2        14.2     1.56        1.28
BKC           87.04       14.4     173.4      180.6       14.4        3.82     605,857      8.3         8.0     2.63        1.10
BKCT          79.81       16.9     181.8      181.8       18.6        3.18     428,362     10.3        10.3     1.86        1.25
BKUNA        107.54       21.3     159.8      197.2        6.0           -   1,807,192      5.6         4.9     0.57        0.58
BVCC         336.66       17.4     171.6      204.4       10.9        1.23   3,096,213      6.3         5.4     1.49        0.63
CAFI          58.66       13.6     125.2      135.7       12.0        2.71     489,833      9.6         8.9     1.34        0.89
CAPS          29.56       14.1     138.5      138.5       12.2        1.54     242,518      8.8         8.8     1.11        0.92
CASB          34.06       21.0     150.9      150.9        9.3           -     368,126      6.1         6.1     0.63        0.52
CASH          49.21       13.0     115.2      130.1       13.1        2.00     374,824     11.4        10.2     1.38        0.93
CATB          80.21       20.2     108.6      108.6       27.2        1.71     284,238     25.0        25.0     0.81        1.41
CBCI          90.76       15.3     117.9      117.9       18.3           -     496,561     15.5        15.5     2.81        1.37
CBSA         146.66       12.8     150.3      180.8        5.0        1.63   2,964,082      3.3         2.8     2.31        0.41
CBSB          84.55       19.2     148.6      168.0       21.5        1.57     393,268     14.5        13.0     1.06        1.16
CEBK          38.81       13.4     113.5      126.9       11.3        1.62     344,420      9.9         9.0     1.47        0.88
CFB          948.32       15.5     222.6      251.0       13.4        0.64   7,096,665      6.0         5.4     2.84        0.91
CFFC          27.74       12.9     115.3      115.3       15.8        2.58     175,414     13.7        13.7     1.69        1.28
CFSB         135.06       16.7     209.5      209.5       16.0        2.26     845,438      7.6         7.6     1.59        1.07
CFTP          80.42       22.9     124.5      124.5       38.5        1.73     209,035     27.5        27.5     0.76        1.61
CFX          270.27       15.1     195.5      209.0       14.5        4.28   1,859,030      7.4         7.0     1.36        0.98
CIBI          14.41       15.7     129.6      129.6       15.6        2.07      92,304     12.0        12.0     0.99        0.92
CKFB          18.05       21.1     112.0      112.0       28.9        2.63      60,812     24.0        24.0     0.90        1.33
CLAS          18.43       19.4      95.0      112.4       14.1        1.98     130,525     14.9        12.9     0.73        0.72
CMRN          45.64       17.4     101.1      101.1       21.9        1.61     208,105     21.7        21.7     1.00        1.32
CMSB         288.49       20.3     130.9      167.4       12.6        1.66   2,288,986      9.6         7.7     0.83        0.64
CNIT          83.48       16.5     162.3      176.7       11.7        1.98     709,550      7.2         6.7     3.06        0.75
COFI       2,554.68       15.2     261.5      279.4       17.5        1.81  14,564,703      6.7         6.3     3.65        1.23
CRZY          13.96       20.9      99.6       99.6       25.7        2.74      54,275     25.8        25.8     0.70        1.30
CSA          870.29       19.6     194.3      196.8        9.6           -   9,102,743      4.9         4.9     2.38        0.52
CTZN         403.85       17.8     204.8      227.4       13.0        0.77   3,097,515      6.4         5.8     2.63        0.82
CVAL          45.40       15.9     159.7      159.7       13.4        2.00     323,673      8.4         8.4     1.32        0.91
DIBK         153.29       11.0     220.0      227.5       17.5        1.35     873,878      8.0         7.7     2.71        1.88
DIME         252.04       19.6     132.0      153.3       19.2        0.94   1,315,026     14.5        12.8     0.98        1.04
DME        2,022.52       15.1     191.0      200.2       10.1        0.82  20,087,176      5.3         5.0     1.29        0.70
DNFC         157.69       13.8     177.6      179.6        9.8        1.04   1,608,837      5.6         5.5     1.40        0.81

FERGUSON & COMPANY                 Exhibit V - Selected Publicly Held Thrifts



                                                                                                 Tangible
            Current     Price/   Current    Current             Current     Total     Equity/     Equity/     Core        Core
             Market        LTM    Price/   Price/ T   Price/   Dividend    Assets      Assets    T Assets      EPS        ROAA
              Value   Core EPS   B Value    B Value   Assets      Yield     ($000)        (%)         (%)      ($)         (%)
Ticker         ($M)        (x)       (%)        (%)      (%)        (%)       MRQ         MRQ         MRQ      LTM         LTM

DSL           594.82       15.7    145.8      147.8     10.1        1.44   5,885,670      6.9         6.8      1.42        0.73
EBSI           93.38       16.0    132.5      132.5     11.0        3.64     848,490      8.3         8.3      1.03        0.76
EFBI           40.02       19.1    126.7      126.7     15.1        5.00     264,266     12.0        12.0      1.05        0.82
EGFC          228.11       23.4    164.6      210.9     11.3        2.76   2,013,359      6.9         5.4      1.55        0.45
EIRE           48.89       13.7    162.4      162.4     11.5        1.29     425,014      7.1         7.1      1.59        0.89
EMLD           73.44       14.5    160.6      163.1     12.2        1.66     603,080      7.6         7.5      1.00        0.90
EQSB           22.85       11.5    147.1      147.1      7.4           -     308,197      5.0         5.0      3.30        0.73
ESBK           16.78       21.4    114.6      119.5      7.4        2.70     227,828      6.3         6.1      1.11        0.35
FBBC          103.36       13.8    147.3      147.3     14.5        2.52     714,366      9.8         9.8      1.15        1.23
FBCI           59.33       16.2    116.6      116.9     12.1        1.51     489,843     10.4        10.4      1.31        0.77
FBHC           28.33       23.1    147.4      158.3      8.9        1.17     318,668      6.0         5.6      1.48        0.51
FBSI           26.57       16.2    119.6      119.8     16.2        0.83     163,973     13.5        13.5      1.50        1.10
FCBF          112.01       23.1    146.3      146.3     21.3        2.91     526,203     14.6        14.6      1.19        1.06
FCME           14.78        2.5    105.1      105.1      9.7           -     152,386      9.2         9.2      4.39        4.08
FED           361.07       16.8    178.3      180.3      8.6           -   4,193,203      4.8         4.8      2.03        0.52
FESX          127.56       13.4    146.9      169.2     10.2        2.82   1,245,415      7.0         6.1      1.27        0.85
FFBA          312.64       17.2    160.1      162.3     20.7        2.33   1,510,376     12.9        12.8      1.10        1.21
FFBH          102.82       18.4    128.4      128.4     19.2        1.14     535,204     15.0        15.0      1.14        1.06
FFBI            7.84       21.2    107.1      107.1      9.3           -      84,531      8.7         8.7      0.89        0.41
FFBS           35.82       18.7    135.5      135.5     27.4        2.17     130,762     19.2        19.2      1.23        1.46
FFBZ           29.08       17.5    210.0      210.2     14.5        1.30     201,262      7.6         7.5      1.06        0.96
FFCH          209.77       15.9    205.9      205.9     12.6        2.18   1,667,178      6.1         6.1      2.08        0.84
FFDB           19.03       12.5    114.2      125.2     10.8        3.03     176,528      9.4         8.7      1.32        0.94
FFES           88.31       13.4    139.7      139.7      9.0        1.82     983,594      6.4         6.4      2.46        0.70
FFFC          132.51       19.5    168.4      172.0     23.7        1.64     558,886     13.2        12.9      1.50        1.34
FFFD           54.78       15.2    113.5      113.5     25.7        1.49     212,869     22.7        22.7      1.11        1.91
FFHH           53.83       17.8    110.7      110.7     14.2        2.82     378,233     11.4        11.4      1.00        0.84
FFHS           23.54       16.7    115.0      115.8     10.4        1.62     226,944      9.0         9.0      1.18        0.64
FFIC          161.57       20.9    121.4      121.4     18.8        1.19     860,031     15.5        15.5      0.97        0.94
FFKY           93.83       16.7    181.5      192.8     24.9        2.49     377,380     13.7        13.0      1.35        1.53
FFLC           74.16       22.1    142.1      142.1     19.2        1.50     387,097     13.5        13.5      1.45        1.01
FFOH           86.14       18.6    126.9      143.7     16.4        1.81     524,743     12.9        11.6      0.83        0.95
FFSL           12.89       18.3    112.1      112.1     11.7        1.92     110,876     10.4        10.4      0.71        0.69
FFWC           19.91       11.8    116.1      128.9     11.1        2.57     180,056      9.5         8.7      2.37        1.06
FFWD           35.22       18.9    174.6      174.6     21.5        2.41     163,918     12.3        12.3      0.88        1.26
FFYF          113.68       16.5    139.3      139.3     19.1        2.53     599,249     13.7        13.7      1.67        1.27
FGHC           23.66       21.0    184.1      200.8     15.1        0.69     156,383      8.2         7.6      0.37        0.78
FIBC           34.44       12.7    130.3      131.0     12.2        2.00     282,485      9.4         9.3      1.58        1.00
FKFS           34.99       14.0    149.3      149.3     10.9        0.70     320,797      7.3         7.3      2.04        0.78
FLFC          173.81       14.7    182.9      202.9     13.5        1.78   1,288,919      7.4         6.7      1.53        0.94
FMCO           60.28       11.4    165.7      168.7     10.9        1.11     554,925      6.6         6.5      2.22        1.02
FMSB           56.74       14.5    192.5      192.5     13.1        0.95     432,034      6.8         6.8      1.45        1.00
FNGB          121.47       12.9    168.9      168.9     19.1        2.33     637,725     11.3        11.3      1.07        0.90
FOBC           47.48       14.5    115.9      121.6     13.3        2.90     356,718     11.1        10.6      1.38        0.97
FRC           226.57       18.0    141.2      141.2     10.1           -   2,238,033      7.2         7.2      1.30        0.60
FSBI           32.93       12.7    134.2      134.2      9.1        1.69     363,302      6.8         6.8      1.67        0.83
FSPG           54.51       11.4    156.6      159.2     10.4        1.99     522,396      6.7         6.6      1.77        0.97
FSTC           58.85       11.4    177.9      228.7     17.3        1.38     338,857      9.7         7.7      2.80        1.90
FTF            39.83       13.3    148.0      148.0     23.3        2.52     171,358     15.7        15.7      1.67        1.73
FTFC          224.38       15.5    221.1      235.1     14.3        1.96   1,571,981      6.4         6.1      1.58        0.91

Source: SNL & F&C calculations           8

FERGUSON & COMPANY                   Exhibit V - Selected Publicly Held Thrifts
------------------

                                                                                                      Tangible
            Current      Price/    Current    Current               Current         Total   Equity/    Equity/      Core      Core
             Market         LTM     Price/   Price/ T     Price/   Dividend        Assets    Assets   T Assets       EPS      ROAA
              Value    Core EPS    B Value    B Value     Assets      Yield         ($000)      (%)        (%)       ($)       (%)
Ticker         ($M)         (x)        (%)        (%)        (%)        (%)           MRQ       MRQ        MRQ       LTM       LTM
FTSB          17.02        24.0      115.4      115.4       18.5       2.08        96,940      16.0       16.0      0.50      0.81
FWWB         258.34        21.4      157.1      170.1       24.1       1.14     1,074,166      14.2       13.3      1.15      1.16
GAF          148.72        20.9      130.7      132.1       19.8       2.58       749,748      15.2       15.0      0.89      1.12
GBCI         128.58        15.4      232.5      238.6       22.7       2.54       567,610       9.7        9.5      1.23      1.54
GDW        4,769.61        10.5      191.5      191.5       12.2       0.52    39,095,082       6.4        6.4      7.98      1.23
GFCO          28.50        14.1      104.7      106.1        9.9       3.20       287,088       9.5        9.4      1.77      0.71
GFSB          14.08        13.8      133.7      133.7       15.3       1.83        92,063      11.5       11.5      1.03      1.21
GPT        2,709.79        19.1      182.6      324.7       21.2       1.60    13,300,046      10.3        6.1      3.27      1.03
GSB        1,466.40        20.1      186.3      209.7        9.0        -      16,218,259       6.2        5.7      1.45      0.68
GSBC         137.79        13.6      228.2      228.2       19.5       2.35       707,841       8.5        8.5      1.25      1.54
GTFN         472.80        22.7      167.9      175.3       15.5       1.75     3,046,227       9.2        8.9      1.51      0.72
GUPB          15.08        22.3      111.1      111.1       18.1       2.13        86,911      16.3       16.3      0.84      0.93
HALL          32.11        13.2      108.2      108.2        7.8        -         409,820       7.2        7.2      1.68      0.61
HARB         270.88        20.7      289.1      299.0       24.3       2.57     1,116,718       8.4        8.1      2.63      1.22
HARL          42.96        13.3      195.3      195.3       12.8       1.54       336,666       6.5        6.5      1.95      1.02
HAVN         170.40        12.3      160.6      161.2        9.6       1.54     1,781,545       6.0        5.9      3.16      0.84
HBFW          55.55        18.8      124.9      124.9       16.6       0.91       334,862      13.3       13.3      1.17      0.89
HBNK          69.58        21.8      184.6      184.6       13.8        -         504,381       7.5        7.5      1.39      0.67
HBS           23.76        15.2      113.4      117.6       15.8       2.95       150,416      13.9       13.5      1.25      1.15
HFFB          30.88        20.3       97.3       97.3       28.3       2.62       108,950      26.9       26.9      0.75      1.35
HFFC          65.55        13.8      123.7      123.7       11.7       1.91       561,664       9.4        9.4      1.60      0.89
HFGI          39.08        17.7      156.5      156.5        8.8       1.00       446,797       5.6        5.6      0.68      0.44
HFSA          14.50        19.4      107.6      107.6       13.4       2.84       108,018      12.5       12.5      0.87      0.79
HHFC          10.75        22.2      103.9      103.9       12.3       3.40        87,596      11.8       11.8      0.53      0.57
HIFS          31.61        13.0      155.3      155.3       14.5       1.98       217,586       9.4        9.4      1.86      1.22
HMCI          27.51        20.6      126.9      126.9        8.3        -         331,608       6.5        6.5      0.79      0.42
HMNF         106.35        21.4      130.0      130.0       18.8        -         566,865      14.4       14.4      1.18      0.88
HOMF         101.89        13.2      176.0      181.6       14.9       1.67       682,796       8.5        8.2      2.28      1.22
HPBC          40.98        12.9      195.4      195.4       20.6       3.60       198,748      10.6       10.6      1.72      1.68
HRBF          32.17        20.4      115.3      115.3       14.9       2.11       216,370      12.9       12.9      0.93      0.70
HRZB         113.11        14.5      139.8      139.8       21.8       2.62       518,661      15.6       15.6      1.05      1.54
HZFS           8.03        17.5       95.5       95.5        9.3       1.70        85,969       9.8        9.8      1.08      0.55
IFSB          16.65        23.6       93.6      105.9        6.4       1.69       258,460       6.9        6.1      0.55      0.27
INBI          80.47        18.8      131.1      131.1       23.2       3.15       346,596      17.7       17.7      0.81      1.27
IPSW          30.89        10.2      142.7      142.7        8.2       0.92       189,379       5.7        5.7      1.27      0.97
ISBF         172.52        22.3      142.0      166.9       18.2       1.60       947,107      12.0       10.4      1.12      0.85
ITLA         139.26        12.5      148.9      149.5       16.4        -         850,201      11.0       11.0      1.42      1.48
IWBK         311.39        16.8      250.7      256.1       17.0       1.55     1,832,582       6.8        6.6      2.31      1.10
JSB          454.82        18.2      129.6      129.6       29.6       3.04     1,531,115      22.9       22.9      2.53      1.70
JSBA         166.42        15.5      138.8      178.9       12.9       1.20     1,292,021       8.5        6.8      2.14      0.77
JXVL          41.31         7.4      123.6      123.6       18.4       2.99       226,182      14.9       14.9      2.28      1.33
KFBI         195.36        22.9      125.2      125.2       26.8       1.54       727,903      19.6       19.6      0.85      1.19
KNK           41.33        14.8      109.1      116.1       12.1       1.66       341,678      11.1       10.5      1.96      0.82
KSAV          16.38        12.0      114.1      114.2       15.4       3.24       106,121      13.5       13.5      1.54      1.24
KSBK          17.64        11.2      168.4      178.1       12.1       0.56       145,888       7.2        6.8      1.27      1.08
KYF           16.49        16.0      112.0      112.0       18.5       4.00        88,959      16.6       16.6      0.78      1.13
LARK          41.59        19.0      132.2      132.2       18.2       1.65       228,100      13.8       13.8      1.28      1.04
LARL          32.46        12.0      152.7      152.7       15.3       2.31       211,987      10.0       10.0      1.87      1.43
LIFB         242.48        18.7      154.5      159.1       16.3       1.95     1,488,257      10.6       10.3      1.32      0.86
LISB         961.73        23.7      181.0      182.8       16.3       1.50     5,908,737       9.0        8.9      1.69      0.72

                                                                                                  Tangible
           Current     Price/   Current   Current             Current       Total    Equity/       Equity/      Core        Core
            Market        LTM    Price/  Price/ T   Price/   Dividend      Assets     Assets      T Assets       EPS        ROAA
             Value   Core EPS   B Value   B Value   Assets      Yield       ($000)       (%)           (%)       ($)         (%)
Ticker        ($M)        (x)       (%)       (%)      (%)        (%)         MRQ        MRQ           MRQ       LTM         LTM

LOGN         18.43       15.6     115.5     115.5     22.2       2.74      83,152       19.2          19.2      0.94        1.51
LONF          7.65       19.5     102.7     102.7     20.2       1.60      38,240       19.7          19.7      0.77        0.99
LSBI         19.70       15.1     108.6     108.6     10.3       1.58     194,117        8.9           8.9      1.42        0.68
LSBX         48.72        8.4     152.7     152.7     13.3        -       366,318        8.7           8.7      1.36        1.73
LVSB         74.83       18.9     165.8     207.3     15.8       0.76     481,646        9.5           7.8      1.75        0.95
LXMO         18.22       21.1     108.6     108.6     30.8       1.88      59,236       28.3          28.3      0.76        1.32
MAFB        477.39       13.6     184.6     211.3     14.4       0.90   3,321,464        7.8           6.9      2.28        1.16
MARN         41.55       15.2     106.4     106.4     24.0       3.75     173,304       22.5          22.5      1.55        1.67
MASB        139.66       15.3     144.8     144.8     15.4       2.46     905,417       10.6          10.6      3.39        1.04
MBB          66.13       21.7     109.9     224.0      8.1       2.58     813,902        8.9           5.4      1.07        0.51
MBB          66.13       21.7     109.9     224.0      8.1       2.58     813,902        8.9           5.4      1.07        0.51
MBLF         30.84       17.9     108.1     108.1     13.1       1.68     234,824       12.2          12.2      1.33        0.85
MCBN          5.93       15.3     115.4     115.4      9.9       2.04      59,739        8.6           8.6      1.67        0.67
MDBK        143.61       14.4     148.9     159.8     13.4       2.28   1,072,557        9.0           8.4      2.19        1.01
MECH        126.96        8.5     150.7     150.7     15.4        -       823,575       10.2          10.2      2.82        1.95
MERI         31.77       14.0     169.5     169.5     13.9       1.71     228,485        8.2           8.2      2.94        1.05
METF         63.90       15.0     196.6     217.3      7.8          -     821,280        4.0           3.6      1.21        0.54
MFBC         39.09       21.2     115.3     115.3     15.8       1.38     248,241       13.7          13.7      1.09        0.86
MFFC         31.69       24.6     112.2     112.2     15.9       4.36     199,886       13.1          13.1      0.56        0.69
MFLR         17.36       15.7     142.7     145.1     13.8       3.49     125,671        9.7           9.5      1.24        0.92
MFSL        138.03       13.6     142.3     144.1     11.9       1.86   1,157,445        8.4           8.3      3.17        0.89
MIVI         12.69       17.8      96.3      96.3     18.2       1.03      69,775       18.9          18.9      0.87        1.03
MLBC        219.25       18.4     151.7     154.4     10.6       1.93   2,071,285        7.0           6.9      1.13        0.68
MSBF         16.54       16.4     130.3     130.3     22.2       2.11      74,698       17.0          17.0      0.81        1.46
MWBI         12.25       12.8     123.9     123.9      8.6       1.67     146,542        6.9           6.9      2.81        0.75
MWBX         90.69       12.8     215.2     215.2     16.0       1.85     566,517        7.5           7.5      0.51        1.37
MWFD         33.77       16.7     185.1     192.0     16.3       1.64     207,050        8.8           8.5      1.24        1.09
NASB        109.58       12.8     193.1     199.8     14.8       1.63     736,585        7.7           7.4      3.82        1.20
NBN          18.90       22.2     108.4     125.4      7.5       2.19     247,525        7.8           6.9      0.66        0.50
NEIB         30.85       15.1     115.2     115.2     17.5       1.83     176,309       15.2          15.2      1.16        1.21
NHTB         37.68       22.0     154.9     182.0     11.9       2.74     315,280        7.7           6.6      0.83        0.61
NMSB         49.36       22.2     155.7     155.7     15.3       1.86     323,061        9.8           9.8      0.58        0.80
NSSB        156.98       22.3     197.3     218.5     22.0       1.93     712,699       11.2          10.2      1.30        1.05
NWEQ         14.05       15.7     117.7     117.7     14.5       3.10      96,891       11.5          11.5      1.07        0.98
NYB         663.93       15.9     397.8     397.8     20.2       1.95   3,283,653        5.1           5.1      1.93        1.45
OFCP        124.67       19.8     165.7     206.5     14.5       1.58     861,334        8.7           7.1      1.28        0.76
OHSL         27.81       15.6     109.6     109.6     12.1       3.79     230,035       11.0          11.0      1.49        0.85
PALM         85.21       21.8     155.5     155.5     12.8       0.74     664,863        8.2           8.2      0.74        0.60
PAMM         87.39        5.9     148.9     148.9     32.1          -     136,110       21.6          21.6      3.89        9.57
PBCI         59.70       14.4     126.4     127.4     16.1       4.76     370,987       12.7          12.7      1.46        1.24
PBHC         34.50       21.7     154.1     185.2     18.1       1.56     190,899       11.7          10.0      0.83        0.80
PBKB         56.02       21.6     185.3     192.5     10.6       2.55     585,678        5.7           5.5      0.80        0.53
PCBC         17.70       15.8     113.6     113.6     21.8       1.87      81,105       19.2          19.2      1.35        1.07
PCCI         44.81       15.3     170.4     170.4     12.1          -     371,126        7.1           7.1      1.00        0.98
PEEK         52.29       22.1     111.3     111.3     28.6       2.20     182,560       25.7          25.7      0.74        1.29
PERM         47.79       19.0     115.3     117.0     10.6       1.76     433,239        9.2           9.0      1.20        0.62
PFDC         58.27       13.8     133.3     133.3     20.3       2.34     287,564       15.2          15.2      1.86        1.46
PFNC         60.07       23.1     257.3     291.3     13.7       0.76     418,658        5.3           4.7      0.65        0.64
PFSB        142.25       14.1     135.1     161.6     10.8       0.95   1,321,751        7.4           6.2      2.09        0.84
PFSL         42.44       16.7     176.2     176.2     11.2       3.46     378,700        6.4           6.4      1.56        0.69



Source: SNL & F&C calculations       10

FERGUSON & COMPANY                    Exhibit V - Selected Publicly Held Thrifts
------------------

                                                                                                    Tangible
             Current     Price/    Current    Current              Current       Total   Equity/     Equity/      Core      Core
              Market        LTM     Price/   Price/ T   Price/    Dividend      Assets    Assets    T Assets       EPS      ROAA
               Value   Core EPS    B Value    B Value   Assets       Yield      ($000)       (%)         (%)       ($)       (%)
Ticker          ($M)        (x)        (%)        (%)      (%)         (%)         MRQ       MRQ         MRQ       LTM       LTM
PHBK        1,036.51       15.4      239.4      284.1     18.5        2.01   5,591,180       7.7         6.6      2.46      1.31
PHFC           36.93       20.4      132.0      133.5     14.4        1.28     256,265      10.9        10.8      0.92      0.80
PKPS           91.70       20.2      124.5      124.5     10.4        1.37     880,196       8.4         8.4      0.36      0.54
PRBC           15.67       19.7      103.7      103.7     11.5        0.70     135,721      11.1        11.1      0.87      0.65
PSBK          126.09       14.7      167.8      187.8     14.4        2.06     878,823       8.6         7.7      2.24      0.97
PTRS           11.79       12.0      109.2      109.2      9.6        1.50     121,189       8.8         8.8      2.00      0.84
PULS           65.46       12.4      155.9      155.9     12.5        3.29     520,203       8.1         8.1      1.71      1.06
PVFC           51.75        8.5      206.8      206.8     14.5         -       356,251       7.0         7.0      2.39      1.35
PVSA          120.13       12.1      159.8      161.0     12.1        1.76     991,239       7.6         7.5      2.44      1.08
PWBC           83.56       14.6      126.6      135.4     10.2        2.08     816,954       8.1         7.6      1.08      0.66
QCBC           99.94       21.3      142.2      142.3     12.5         -       801,402       8.8         8.8      1.00      0.61
QCFB           37.08       14.5      137.0      137.0     24.8         -       149,637      18.1        18.1      1.79      1.66
RARB           57.88       15.9      192.3      195.4     15.3        2.00     379,428       7.9         7.8      1.51      1.03
REDF          125.55       23.7      162.8      163.4     13.8         -       912,237       8.5         8.4      0.74      0.64
RELY          276.45       17.6      169.9      235.8     14.0        2.03   1,976,764       8.2         6.1      1.79      0.87
ROSE          475.30       16.4      200.7      200.7     13.3        2.22   3,551,783       6.2         6.2      1.65      0.89
RVSB           65.30       24.6      253.1      277.2     28.4        0.89     229,652      11.2        10.4      1.10      1.20
SFED           23.70       17.5      110.4      110.4     13.8        1.46     172,849      12.5        12.5      1.10      0.79
SFFC           17.24       15.2      113.2      113.2     20.1        1.82      85,679      17.8        17.8      1.45      1.37
SFIN           88.32       13.7      134.9      135.2     13.1        2.35     673,214       9.7         9.7      1.37      0.90
SFSB           34.71       16.3      125.5      125.9      8.1        1.16     426,705       6.5         6.5      1.69      0.56
SFSL          145.95       14.9      237.1      240.9     22.3        1.66     653,226       9.4         9.3      1.29      1.34
SISB          165.91        9.0      162.5      162.5     11.6        1.88   1,434,545       7.2         7.2      3.30      1.38
SKAN           21.95       13.5      129.3      133.4      8.9        1.74     247,697       6.9         6.7      1.71      0.68
SMBC           27.84       16.7      107.3      107.3     16.8         -       165,688      15.7        15.7      1.02      1.01
SOPN           75.88       17.6      113.0      113.0     25.8        3.88     294,217      22.8        22.8      1.17      1.69
SOSA           66.09       15.9      202.5      202.5     12.8         -       514,502       6.3         6.3      0.25      0.79
SPBC          798.72       17.8      201.4      201.9     17.3        1.70   4,611,394       8.6         8.6      1.32      1.04
SSM            40.33       21.0      131.7      131.7     38.0        2.12     106,115      28.9        28.9      1.01      1.71
STFR          182.95       17.9      142.7      161.4     11.1        1.39   1,645,539       7.9         7.0      1.93      0.71
STSA          103.68       22.4      153.0      175.5      6.2         -     1,686,395       5.5         5.0      0.83      0.44
SWBI           53.67       14.8      129.2      129.2     14.2        3.75     378,325      11.0        11.0      1.37      1.01
SWCB           62.01       13.9      155.4      162.4     12.4        3.71     501,894       8.0         7.6      2.33      0.98
TBK            27.50       15.7      166.3      171.1     11.5        1.14     238,227       6.9         6.8      1.12      0.79
THR            13.38       17.5      106.7      107.1     14.7        2.46      91,165      13.8        13.7      0.93      0.83
THRD           80.13       17.4      104.1      118.7     12.5        2.04     640,746      11.1         9.9      1.13      0.73
TPNZ           25.82       20.8      122.3      122.3     20.8        1.62     124,150      17.0        17.0      0.83      1.00
TRIC           13.85       16.5      101.1      101.1     15.5        2.64      89,457      15.3        15.3      1.38      1.02
TSH            63.59       16.1      119.1      119.1     15.7        2.70     406,253      13.1        13.1      1.15      0.96
TWIN           17.07       20.6      123.7      123.7     15.9        3.20     107,345      12.9        12.9      0.97      0.75
UBMT           28.90       19.5      117.5      117.5     27.4        4.15     105,600      23.3        23.3      1.21      1.39
VABF           70.29       24.8      166.2      166.2     11.4        1.42     617,818       6.9         6.9      0.57      0.46
WAMU       15,876.83       24.6      305.8      322.3     16.3        1.71  48,763,153       5.2         5.0      2.56      0.71
WBST          749.26       17.5      221.8      259.6     11.1        1.45   5,943,766       5.0         4.3      3.15      0.71
WCBI           65.62       16.7      138.2      138.2     21.1        2.26     311,613      15.2        15.2      1.59      1.41
WEFC           32.33       15.1      112.8      112.8     16.0        2.91     202,035      14.2        14.2      1.09      1.06
WFI            32.27       12.9      143.1      146.1     10.2        2.83     317,392       7.1         7.0      1.26      0.88
WFSL        1,296.51       12.5      186.3      204.0     22.5        3.37   5,760,385      12.1        11.2      2.18      1.84
WRNB           67.71       10.9      182.0      182.0     18.9        2.91     358,021      10.4        10.4      1.64      1.83
WSB            29.20       16.8      136.1      136.1     11.3        1.46     258,330       8.3         8.3      0.41      0.73

Source: SNL & F&C calculations        11

FERGUSON & COMPANY           Exhibit V - Selected Publicly Held Thrifts
------------------


                                                                                                     Tangible
              Current      Price/    Current      Current             Current       Total   Equity/   Equity/     Core     Core
               Market         LTM     Price/     Price/ T   Price/   Dividend      Assets    Assets  T Assets      EPS     ROAA
                Value    Core EPS    B Value      B Value   Assets      Yield      ($000)       (%)       (%)      ($)      (%)
Ticker           ($M)         (x)        (%)          (%)      (%)        (%)         MRQ       MRQ       MRQ      LTM      LTM

WSFS           187.87        10.9      239.3        241.2     12.5          -   1,508,540       5.2       5.2     1.39     1.34
WSTR           118.95        17.7      114.1        142.6     12.5       2.06     955,639      10.9       8.9     1.21     0.82
WVFC            47.18        12.9      143.5        143.5     16.0       2.96     294,693      11.2      11.2     2.10     1.32
WWFC            15.65        18.2      153.9        172.7     14.1       0.83     111,394       9.1       8.2     1.33     0.85
WYNE            51.14        21.7      146.8        146.8     19.6       0.83     261,027      13.4      13.4     1.11     0.92
YFCB            53.24        17.1      124.7        124.7     18.6       1.36     288,089      14.9      14.9     1.03     1.15
YFED           169.95        19.3      169.8        169.8     14.6       2.47   1,162,393       8.6       8.6     1.26     0.77

Maximum     15,876.83        24.8      397.8        397.8     38.5       5.00  48,763,153      28.9      28.9     7.98     9.57
Minimum          5.81          2.5      93.6         95.5      5.0          -      38,240       3.3       2.8     0.25     0.27
Average        251.94        16.8      149.9        157.8     15.3       1.80   1,612,216      10.8      10.5     1.52     1.02
Median          60.07        16.7      142.7        147.1     14.3       1.76     397,730       9.4       8.9     1.32     0.93


Source: SNL & F&C calculations      12

FERGUSON & COMPANY  Exhibit V - Selected Publicly Held Thrifts
------------------

                    Core                              NPAs/       Price/         Core         Core         Core
                    ROAE   Merger       Current      Assets         Core          EPS         ROAA         ROAE
                     (%)  Target?       Pricing         (%)          EPS          ($)          (%)          (%)
Ticker               LTM   (Y/N)           Date         MRQ          (x)          MRQ          MRQ          MRQ
AADV                9.89     N         09/02/97        0.44        15.5          0.72         0.98        10.77
ABBK               10.71     N         09/02/97        0.17        15.3          0.50         0.81        11.68
ABCL                8.48     N         09/02/97        0.15        17.3          0.45         0.77         8.35
ABCW               15.09     N         09/02/97        0.92         7.4          0.91         0.91        13.93
AFCB               11.14     N         09/02/97        0.39        14.9          0.44         1.10        11.18
AHM                13.79     N         09/02/97        1.90        17.3          0.75         0.73        14.74
ALBC                4.03     N         09/02/97        0.72        32.3          0.18         0.27         3.03
ALBK               11.23     N         09/02/97        0.71        14.6          0.67         1.05        11.37
AMFC                4.54     N         09/02/97        0.81        21.3          0.17         0.67         4.28
ANDB               14.33     N         09/02/97        1.01        12.9          0.60         1.00        12.54
ASBI                7.64     N         09/02/97        0.40        20.9          0.25         0.83         7.60
ASBP                4.45     N         09/02/97        0.88        17.3          0.19         1.06         6.78
ASFC               10.05     N         09/02/97        0.45        17.7          0.68         0.75         9.80
BANC               10.83     N         09/02/97        0.87        19.9          0.16         0.66        11.50
BDJI                5.48     N         09/02/97        0.23        15.9          0.33         0.69         6.37
BFD                 6.48     N         09/02/97        0.52        17.6          0.27         0.65         7.14
BFSB                8.90     N         09/02/97          -         15.9          0.38         1.22         8.52
BKC                12.98     N         09/02/97        1.81        12.9          0.73         1.16        14.12
BKCT               12.07     N         09/02/97        1.19        15.8          0.50         1.29        12.72
BKUNA               8.04     N         09/02/97        0.60        21.7          0.14         0.48         8.00
BVCC               10.26     N         09/02/97        0.79        18.5          0.35         0.60         9.51
CAFI                9.59     N         09/02/97        0.34        12.0          0.38         1.02        10.59
CAPS               10.16     N         09/02/97        0.17        13.0          0.30         0.96        10.97
CASB                8.53     N         09/02/97        0.39        17.4          0.19         0.61         9.92
CASH                8.12     N         09/02/97        0.85        14.5          0.31         0.92         7.98
CATB                5.10     N         09/02/97        0.47        19.5          0.21         1.35         5.24
CBCI                8.66     N         09/02/97        1.16        12.4          0.87         1.60        10.40
CBSA               12.30     N         09/02/97        0.54        13.4          0.55         0.39        11.51
CBSB                7.78     N         09/02/97        0.56        20.4          0.25         1.08         7.67
CEBK                8.75     N         09/02/97        0.85        15.9          0.31         0.73         7.16
CFB                15.58     N         09/02/97        0.89        14.1          0.78         0.97        16.34
CFFC                9.23     N         09/02/97        0.39        13.9          0.39         1.16         8.41
CFSB               13.83     N         09/02/97        0.17        14.1          0.47         1.22        15.91
CFTP                4.97     N         09/02/97        0.30        29.0          0.15         1.27         4.30
CFX                11.60     N         09/02/97        0.72        16.1          0.32         0.96        12.20
CIBI                7.98     N         09/02/97        0.63        14.9          0.26         0.96         8.28
CKFB                5.37     N         09/02/97        0.63        19.0          0.25         1.47         6.16
CLAS                4.64     N         09/02/97        0.66        17.7          0.20         0.72         4.89
CMRN                5.51     N         09/02/97        0.24        17.4          0.25         1.26         5.63
CMSB                6.15     N         09/02/97        0.50        24.8          0.17         0.48         5.01
CNIT               10.46     N         09/02/97        0.42        15.2          0.83         0.81        11.22
COFI               18.22     N         09/02/97        0.22        14.4          0.96         1.27        18.76
CRZY                4.54     N         09/02/97        0.39        18.3          0.20         1.34         5.07
CSA                10.65     N         09/02/97        1.40        18.0          0.65         0.56        11.43
CTZN               12.75     N         09/02/97        0.41        15.6          0.75         0.89        13.88
CVAL               10.36     N         09/02/97        0.23        15.4          0.34         0.89        10.56
DIBK               23.00     N         09/02/97        0.38         9.7          0.77         1.97        25.24
DIME                6.20     N         09/02/97        0.73        28.3          0.17         0.70        47.43
DME                13.30     N         09/02/97        1.57        19.5          0.25         0.54        10.16
DNFC               14.10     N         09/02/97        0.34        13.4          0.36         0.79        13.96

FERGUSON & COMPANY            Exhibit V - Selected Publicly Held Thrifts
------------------



                Core                             NPAs/      Price/          Core         Core         Core
                ROAE     Merger       Current   Assets        Core           EPS         ROAA         ROAE
                 (%)    Target?       Pricing      (%)         EPS           ($)          (%)          (%)
Ticker           LTM     (Y/N)           Date      MRQ         (x)           MRQ          MRQ          MRQ

DSL             9.65       N         09/02/97     0.95        18.5          0.30         0.57         8.03
EBSI            8.78       N         09/02/97     1.07        15.3          0.27         0.76         8.92
EFBI            6.28       N         09/02/97     0.03        17.9          0.28         0.85         6.97
EGFC            6.26       N         09/02/97     0.52        NM           (0.23)       (0.30)       (4.20)
EIRE           12.99       N         09/02/97     0.40        13.0          0.42         0.93        13.30
EMLD           11.63       N         09/02/97     0.14        12.5          0.29         0.98        13.07
EQSB           14.49       N         09/02/97     0.15        11.6          0.82         0.70        13.83
ESBK            5.53       N         09/02/97     0.65        17.0          0.35         0.43         6.85
FBBC            8.92       N         09/02/97     0.07        14.2          0.28         0.98        10.10
FBCI            7.37       N         09/02/97     0.80        14.4          0.37         0.84         8.12
FBHC            8.10       N         09/02/97     0.37        19.9          0.43         0.60         9.70
FBSI            7.54       N         09/02/97     0.10        17.3          0.35         0.97         7.02
FCBF            6.32       N         09/02/97     0.15        22.2          0.31         1.08         6.92
FCME           53.13       N         09/02/97     1.95        13.6          0.20         0.73         7.90
FED            11.28       N         09/02/97     1.39        17.1          0.50         0.51        10.73
FESX           11.63       N         09/02/97     0.56        15.2          0.28         0.72        10.19
FFBA            8.59       N         09/02/97     0.23        16.9          0.28         1.19         9.25
FFBH            6.61       N         09/02/97     0.19        22.8          0.23         0.81         5.24
FFBI            5.11       N         09/02/97     0.39        22.5          0.21         0.38         4.64
FFBS            7.50       N         09/02/97     0.03        23.0          0.25         1.17         6.06
FFBZ           12.66       N         09/02/97     0.47        14.5          0.32         1.11        14.72
FFCH           13.67       N         09/02/97     1.61        15.3          0.54         0.84        13.68
FFDB            9.54       N         09/02/97     0.72        12.2          0.34         0.98        10.05
FFES           11.12       N         09/02/97     0.31        14.7          0.56         0.64        10.10
FFFC            9.56       N         09/02/97     0.18        17.9          0.41         1.35        10.37
FFFD            7.44       N         09/02/97     0.12        14.0          0.30         1.86         7.86
FFHH            6.65       N         09/02/97     0.03        15.3          0.29         0.87         7.55
FFHS            7.08       N         09/02/97     0.41        14.5          0.34         0.73         8.16
FFIC            5.62       N         09/02/97     0.29        17.5          0.29         1.01         6.49
FFKY           11.20       N         09/02/97     0.23        14.8          0.38         1.68        12.28
FFLC            6.56       N         09/02/97     0.19        20.5          0.39         0.96         6.91
FFOH            6.61       N         09/02/97     0.08        16.8          0.23         0.94         7.17
FFSL            6.20       N         09/02/97     0.37        18.1          0.18         0.64         6.17
FFWC           10.49       N         09/02/97     0.16        13.0          0.54         0.93         9.35
FFWD            9.76       N         09/02/97     0.02        17.3          0.24         1.29        10.36
FFYF            8.06       N         09/02/97     0.67        13.8          0.50         1.33         9.62
FGHC            9.53       N         09/02/97     1.41        16.2          0.12         1.00        11.97
FIBC           10.16       N         09/02/97     1.71        12.5          0.40         0.96        10.04
FKFS           10.49       N         09/02/97     1.60        13.0          0.55         0.78        10.93
FLFC           12.81       N         09/02/97     0.81        13.7          0.41         1.02        13.61
FMCO           15.76       N         09/02/97     1.06        10.5          0.60         1.05        16.36
FMSB           15.01       N         09/02/97       -         13.8          0.38         0.99        14.73
FNGB            7.86       N         09/02/97     0.06        22.9          0.15         0.89         7.82
FOBC            8.35       N         09/02/97     0.15        14.7          0.34         0.93         8.36
FRC             9.49       N         09/02/97     1.01        17.2          0.34         0.65         8.73
FSBI           11.94       N         09/02/97     0.31        13.3          0.40         0.75        10.90
FSPG           14.79       N         09/02/97     0.64        12.6          0.40         0.86        12.91
FSTC           19.95       N         09/02/97       NA         5.2          1.55         3.68        38.97
FTF            10.43       N         09/02/97     0.12        11.8          0.47         1.86        11.74
FTFC           13.94       N         09/02/97       NA        17.0          0.36         0.94        14.41


Source: SNL & F&C calculations       14

FERGUSON & COMPANY                   Exhibit V - Selected Publicly Held Thrifts
------------------

             Core                                 NPAs/      Price/          Core         Core         Core
             ROAE    Merger       Current        Assets        Core           EPS         ROAA         ROAE
              (%)   Target?       Pricing           (%)         EPS           ($)          (%)          (%)
Ticker        LTM    (Y/N)           Date           MRQ         (x)           MRQ          MRQ          MRQ
FTSB         4.47      N         09/02/97          1.42        13.0          0.23         1.38         8.60
FWWB         7.58      N         09/02/97          0.29        19.2          0.32         1.21         8.28
GAF          5.80      N         09/02/97          0.12        17.9          0.26         1.10         6.97
GBCI        16.25      N         09/02/97          0.12        13.9          0.34         1.64        17.10
GDW         19.73      N         09/02/97          1.31        14.0          1.50         0.88        13.91
GFCO         7.47      N         09/02/97          0.11        12.0          0.52         0.83         8.67
GFSB        10.35      N         09/02/97            NA        11.9          0.30         1.37        11.88
GPT          9.59      N         09/02/97          2.89        17.4          0.90         1.12        10.49
GSB         10.56      N         09/02/97          1.46        16.9          0.43         0.74        11.55
GSBC        17.00      N         09/02/97          1.91        11.8          0.36         1.66        19.65
GTFN         7.50      N         09/02/97          0.36        20.4          0.42         0.77         8.37
GUPB         4.89      N         09/02/97          0.18        22.3          0.21         0.81         4.74
HALL         8.62      N         09/02/97          0.15        11.8          0.47         0.67         9.40
HARB        14.82      N         09/02/97          0.46        20.3          0.67         1.21        14.61
HARL        16.03      N         09/02/97           -          12.3          0.53         1.09        16.89
HAVN        13.80      N         09/02/97          0.74        19.4          0.50         0.53         8.81
HBFW         6.29      N         09/02/97           -          17.7          0.31         0.89         6.61
HBNK         9.20      N         09/02/97          3.09        13.0          0.58         1.10        14.97
HBS          7.72      N         09/02/97          1.97        14.4          0.33         1.12         7.99
HFFB         4.99      N         09/02/97           -          19.1          0.20         1.39         5.23
HFFC         9.66      N         09/02/97          0.33        12.2          0.45         0.99        10.56
HFGI         9.25      N         09/02/97          0.25        27.3          0.11         0.30         5.89
HFSA         5.37      N         09/02/97          0.09        17.6          0.24         0.77         6.00
HHFC         4.44      N         09/02/97          0.11        15.5          0.19         0.80         6.56
HIFS        12.54      N         09/02/97          0.41        11.9          0.51         1.27        13.18
HMCI         6.80      N         09/02/97          2.91        17.7          0.23         0.51         7.88
HMNF         5.90      N         09/02/97          0.08        20.4          0.31         0.87         5.99
HOMF        14.67      N         09/02/97          0.45        13.9          0.54         1.13        13.40
HPBC        15.76      N         09/02/97           -          12.4          0.45         1.68        15.74
HRBF         5.41      N         09/02/97          0.05        19.0          0.25         0.74         5.80
HRZB         9.82      N         09/02/97           -          13.6          0.28         1.57        10.19
HZFS         5.25      N         09/02/97          0.96        22.5          0.21         0.43         4.23
IFSB         4.09      N         09/02/97          2.02       108.3          0.03         0.06         0.85
INBI         6.78      N         09/02/97          0.22        14.7          0.26         1.51         8.43
IPSW        16.21      N         09/02/97          1.52         8.8          0.37         1.03        17.52
ISBF         6.26      N         09/02/97            NA        22.3          0.28         0.76         6.27
ITLA        12.72      N         09/02/97          1.47        11.7          0.38         1.52        13.13
IWBK        16.39      N         09/02/97          0.64        15.9          0.61         1.10        16.36
JSB          7.77      N         09/02/97            NA        16.7          0.69         1.85         8.24
JSBA         9.84      N         09/02/97          0.46        15.1          0.55         0.81         9.67
JXVL         8.42      N         09/02/97          0.78        10.2          0.41         1.75        11.48
KFBI         5.37      N         09/02/97          0.08        22.2          0.22         1.16         5.77
KNK          7.89      N         09/02/97          0.61        14.5          0.50         0.88         8.12
KSAV         8.86      N         09/02/97          0.35        12.2          0.38         1.39        10.15
KSBK        15.21      N         09/02/97          1.75        11.9          0.30         0.98        13.70
KYF          5.83      N         09/02/97           -          15.6          0.20         1.17         7.19
LARK         7.02      N         09/02/97          0.04        19.6          0.31         0.97         6.90
LARL        13.65      N         09/02/97          0.43        11.7          0.48         1.39        13.70
LIFB         8.06      N         09/02/97          0.39        18.7          0.33         0.89         8.33
LISB         7.63      N         09/02/97          1.03        22.8          0.44         0.71         7.78

Source: SNL & F&C calculations        15

FERGUSON & COMPANY      Exhibit V - Selected Publicly Held Thrifts
------------------

               Core                              NPAs/      Price/          Core         Core         Core
               ROAE   Merger          Current   Assets        Core           EPS         ROAA         ROAE
                (%)  Target?          Pricing      (%)         EPS           ($)          (%)          (%)
Ticker          LTM   (Y/N)              Date      MRQ         (x)           MRQ          MRQ          MRQ
LOGN           7.40     N            09/02/97     0.61        15.2          0.24         1.46         7.53
LONF           4.77     N            09/02/97     0.80        22.1          0.17         0.85         4.30
LSBI           7.38     N            09/02/97     1.17        14.1          0.38         0.70         7.88
LSBX          20.78     N            09/02/97     0.30         8.9          0.32         1.60        18.57
LVSB           9.52     N            09/02/97     0.98        15.0          0.55         1.14        11.56
LXMO           4.46     N            09/02/97     0.48        18.2          0.22         1.52         5.43
MAFB          14.83     N            09/02/97     0.43        12.1          0.64         1.24        15.73
MARN           7.28     N            09/02/97     0.81        14.7          0.40         1.72         7.53
MASB          10.20     N            09/02/97     0.16        14.1          0.92         1.13        10.85
MBB            5.95     N            09/02/97     0.71        19.4          0.30         0.56         6.37
MBB            5.95     N            09/02/97     0.71        19.4          0.30         0.56         6.37
MBLF           6.52     N            09/02/97     0.25        18.6          0.32         0.79         6.21
MCBN           7.57     N            09/02/97     0.73        13.0          0.49         0.75         8.76
MDBK          11.31     N            09/02/97     0.37        14.1          0.56         1.00        11.31
MECH          19.68     N            09/02/97     1.13         4.4          1.38         3.60        36.83
MERI          13.46     N            09/02/97     0.22        11.5          0.89         1.27        15.91
METF          13.86     N            09/02/97     0.49        13.3          0.34         0.59        15.15
MFBC           5.53     N            09/02/97       -         19.3          0.30         0.85         6.06
MFFC           4.30     N            09/02/97     0.15        22.9          0.15         0.70         5.11
MFLR           9.53     N            09/02/97     0.81        14.8          0.33         0.94         9.83
MFSL          10.76     N            09/02/97     0.44        15.1          0.71         0.80         9.60
MIVI           5.77     N            09/02/97     0.28        14.9          0.26         1.18         6.82
MLBC           9.23     N            09/02/97     0.46        22.6          0.23         0.52         7.41
MSBF           7.85     N            09/02/97     0.06        14.4          0.23         1.43         8.39
MWBI          10.82     N            09/02/97     0.77        11.5          0.78         0.81        11.75
MWBX          17.82     N            09/02/97     0.70        11.6          0.14         1.36        18.35
MWFD          12.59     N            09/02/97     0.12        15.7          0.33         1.11        12.75
NASB          16.21     N            09/02/97     3.11        12.5          0.98         1.24        15.90
NBN            6.24     N            09/02/97     1.37        14.1          0.26         0.66         8.48
NEIB           7.43     N            09/02/97     0.40        13.7          0.32         1.20         7.88
NHTB           8.22     N            09/02/97     0.70        15.2          0.30         0.87        11.73
NMSB           7.67     N            09/02/97     0.87        21.5          0.15         0.81         8.07
NSSB           9.60     N            09/02/97     1.29        22.0          0.33         1.06         9.55
NWEQ           8.16     N            09/02/97     1.25        13.1          0.32         1.02         8.96
NYB           27.70     N            09/02/97     1.09        13.3          0.58         1.63        32.18
OFCP           8.36     N            09/02/97     0.16        16.7          0.38         0.87        10.01
OHSL           7.42     N            09/02/97     0.01        14.5          0.40         0.86         7.92
PALM           7.44     N            09/02/97     2.12        16.1          0.25         0.82         9.99
PAMM          49.37     N            09/02/97     3.47         3.4          1.70        13.21        58.78
PBCI           8.63     N            09/02/97     2.14        11.9          0.44         1.37        10.69
PBHC           7.09     N            09/02/97     1.17        16.1          0.28         1.11         9.66
PBKB           9.27     N            09/02/97     0.82        22.7          0.19         0.50         8.86
PCBC           5.72     N            09/02/97       -         17.8          0.30         1.16         6.18
PCCI          12.40     N            09/02/97     1.29        12.7          0.30         1.04        14.25
PEEK           4.71     N            09/02/97     0.71        24.1          0.17         1.13         4.38
PERM           6.52     N            09/02/97     1.09        18.4          0.31         0.58         6.32
PFDC           9.55     N            09/02/97     0.34        13.4          0.48         1.53        10.08
PFNC          12.31     N            09/02/97     1.46        17.1          0.22         0.84        15.89
PFSB          10.78     N            09/02/97     0.59        13.4          0.55         0.83        11.06
PFSL          11.23     N            09/02/97     0.10        17.1          0.38         0.66        10.39

FERGUSON & COMPANY  Exhibit V - Selected Publicly Held Thrifts
------------------

              Core                              NPAs/       Price/         Core         Core         Core
              ROAE   Merger       Current      Assets         Core          EPS         ROAA         ROAE
               (%)  Target?       Pricing         (%)          EPS          ($)          (%)          (%)
Ticker         LTM   (Y/N)           Date         MRQ          (x)          MRQ          MRQ          MRQ
PHBK         16.17     N         09/02/97        0.83         14.8         0.64         1.30        16.19
PHFC          6.03     N         09/02/97        1.60         18.8         0.25         0.73         6.50
PKPS          6.52     N         09/02/97        3.81         20.2         0.09         0.58         6.85
PRBC          4.97     N         09/02/97        0.30         15.9         0.27         0.68         5.98
PSBK         11.84     N         09/02/97        0.84         14.7         0.56         0.97        11.59
PTRS          9.48     N         09/02/97        0.50          9.2         0.65         1.06        11.83
PULS         13.51     N         09/02/97        0.57         11.8         0.45         1.10        13.79
PVFC         19.93     N         09/02/97        0.90         12.7         0.40         1.24        17.94
PVSA         14.91     N         09/02/97        0.27         12.0         0.62         1.07        14.75
PWBC          8.86     N         09/02/97        0.65         14.6         0.27         0.71         9.02
QCBC          6.72     N         09/02/97        1.31         17.7         0.30         0.70         7.87
QCFB          8.76     N         09/02/97        0.27         14.4         0.45         1.55         8.53
RARB         13.25     N         09/02/97        0.29         16.2         0.37         0.99        12.53
REDF          8.06     N         09/02/97        2.19         13.3         0.33         1.06        12.65
RELY         10.51     N         09/02/97        0.77         16.4         0.48         0.90        11.10
ROSE         14.28     N         09/02/97        0.45         15.3         0.44         0.88        14.63
RVSB         10.89     N         09/02/97        0.14         22.5         0.30         1.29        11.49
SFED          6.18     N         09/02/97        0.68         20.9         0.23         0.63         5.07
SFFC          7.36     N         09/02/97          NA         12.8         0.43         1.55         8.78
SFIN          9.33     N         09/02/97        0.38         14.2         0.33         0.82         8.78
SFSB          8.52     N         09/02/97        0.48         16.0         0.43         0.55         8.49
SFSL         14.39     N         09/02/97        0.28         18.5         0.26         1.35        14.52
SISB         18.99     N         09/02/97        0.43         14.3         0.52         0.83        11.63
SKAN         10.07     N         09/02/97        1.46         12.5         0.46         0.72        10.38
SMBC          6.29     N         09/02/97        1.10         17.0         0.25         0.96         6.06
SOPN          6.96     N         09/02/97        0.08         16.1         0.32         1.80         7.60
SOSA         13.61     N         09/02/97        6.28          9.9         0.10         1.33        21.58
SPBC         11.66     N         09/02/97        0.21         16.3         0.36         1.11        12.61
SSM           4.84     N         09/02/97          -          38.0         0.14         0.98         2.77
STFR          8.11     N         09/02/97        0.16         15.1         0.57         0.79         9.57
STSA          7.84     N         09/02/97        0.61         18.6         0.25         0.49         8.97
SWBI          9.54     N         09/02/97        0.30         14.5         0.35         1.02         9.50
SWCB         12.17     N         09/02/97        0.81         14.2         0.57         0.91        11.42
TBK          11.78     N         09/02/97        2.13         14.7         0.30         0.83        11.73
THR           5.71     N         09/02/97        1.21         18.5         0.22         0.77         5.49
THRD          6.42     N         09/02/97        0.33         16.9         0.29         0.73         6.60
TPNZ          5.63     N         09/02/97        1.28         24.0         0.18         0.84         4.85
TRIC          6.79     N         09/02/97          -          14.6         0.39         1.08         7.09
TSH           6.97     N         09/02/97        0.27         16.5         0.28         0.93         6.88
TWIN          5.88     N         09/02/97        0.08         16.7         0.30         0.91         7.08
UBMT          5.99     N         09/02/97          NA         19.1         0.31         1.41         6.14
VABF          6.82     N         09/02/97        0.68         20.8         0.17         0.54         7.98
WAMU         12.58     N         09/02/97        0.81         16.9         0.93         0.98        18.47
WBST         13.33     N         09/02/97        0.85         14.4         0.96         0.82        16.31
WCBI          9.13     N         09/02/97        0.60         16.2         0.41         1.43         9.40
WEFC          7.56     N         09/02/97        0.21         14.7         0.28         1.06         7.44
WFI          12.23     N         09/02/97        0.29         12.0         0.34         0.86        12.00
WFSL         15.84     N         09/02/97        0.73         12.2         0.56         1.87        15.71
WRNB         18.86     N         09/02/97        1.08         10.9         0.41         1.85        18.09
WSB           8.66     N         09/02/97          NA         17.2         0.10         0.72         8.67

FERGUSON & COMPANY      Exhibit V - Selected Publicly Held Thrifts
------------------

                   Core                              NPAs/      Price/         Core         Core         Core
                   ROAE    Merger        Current    Assets        Core          EPS         ROAA         ROAE
                    (%)   Target?        Pricing       (%)         EPS          ($)          (%)          (%)
Ticker              LTM    (Y/N)            Date       MRQ         (x)          MRQ          MRQ          MRQ
WSFS              23.57      N          09/02/97     1.66       11.5          0.33         1.12        21.27
WSTR               6.48      N          09/02/97     0.17       15.3          0.35         0.83         7.53
WVFC              10.73      N          09/02/97     0.30       13.5          0.50         1.21        10.88
WWFC               8.78      N          09/02/97       -        16.4          0.37         0.88         9.45
WYNE               6.16      N          09/02/97     0.91       22.3          0.27         0.83         6.02
YFCB               6.81      N          09/02/97     0.57       16.3          0.27         1.13         7.48
YFED               9.46      N          09/02/97     1.24       17.8          0.34         0.84         9.96

Maximum           53.13                              6.28      108.3          1.70        13.21        58.78
Minimum            4.03                                -           -         (0.23)       (0.30)       (4.20)
Average           10.09                              0.68       16.4          0.40         1.05        10.59
Median             8.92                              0.46       15.3          0.34         0.96         9.57

Source: SNL & F&C calculations         18

                                  EXHIBIT VI

FERGUSON & COMPANY
------------------

                   Exhibit VI - Comparative Group Selection


To search for a comparative group for First Federal, we selected all thrifts from the entire U.S. with assets under $100 million that have sufficient trading volume to produce meaningful market information. All of these thrifts are listed on either AMEX, NYSE, or Nasdaq.

We found 60 thrifts in the asset size described above. We eliminated 48 and retained a group of 12. Normally, we consider 10 to be the minimum desired sample size.

We eliminated thrifts for the following reasons: 1) Mutual holding company; 2) No PE information for the most recent year; 3) Merger agreement has been executed; 4) Loans serviced more than 40% of total assets; 5) Loan to asset ratio under 65%; 6) Non-performing assets of 1.5% or more of total assets; and
7) Price to earnings ratio of 50.0 or more.

The group of 60 from which the comparative group was selected is listed on
Exhibit VI.1 and the selected comparative group is listed on Exhibit VI.2. On
Exhibit VI.1, we have highlighted the cells that indicate which ones were not selected and why. Set forth below is a legend for the column summarizing reasons individual thrifts were not selected.

A Mutual holding company.

B No PE information for the most recent year.

C Price to earnings ratio of 50.0 or more.

D Non-performing assets 1.5% or more of total assets.

E Loans less than 65% of total assets.

F Loans serviced exceeds 40% of assets.

G Announced acquisition target.

FERGUSON & COMPANY                    Exhibit VI.1 - Comparative Group Selection
------------------

                                                                                     Deposit                             Current
                                                                                     Insurance                             Stock
                                                                                     Agency                                Price
Ticker  Short Name                          City                State     Region     (BIF/SAIF)  Exchange     IPO Date       ($)
ALBC    Albion Banc Corp.                   Albion              NY        MA         SAIF        NASDAQ       07/26/93    22.875
AMFC    AMB Financial Corp.                 Munster             IN        MW         SAIF        NASDAQ       04/01/96    14.750
ATSB    AmTrust Capital Corp.               Peru                IN        MW         SAIF        NASDAQ       03/28/95    12.563
CBES    CBES Bancorp Inc.                   Excelsior Springs   MO        MW         SAIF        NASDAQ       09/30/96    17.750
CCFH    CCF Holding Company                 Jonesboro           GA        SE         SAIF        NASDAQ       07/12/95    16.500
CENB    Century Bancorp Inc.                Thomasville         NC        SE         SAIF        NASDAQ       12/23/96    69.750
CIBI    Community Investors Bancorp         Bucyrus             OH        MW         SAIF        NASDAQ       02/07/95    12.750
CKFB    CKF Bancorp Inc.                    Danville            KY        MW         SAIF        NASDAQ       01/04/95    19.250
CNSB    CNS Bancorp Inc.                    Jefferson City      MO        MW         SAIF        NASDAQ       06/12/96    16.750
CRZY    Crazy Woman Creek Bancorp           Buffalo             WY        WE         SAIF        NASDAQ       03/29/96    13.250
CSBF    CSB Financial Group Inc.            Centralia           IL        MW         SAIF        NASDAQ       10/09/95    12.000
CZF     CitiSave Financial Corp             Baton Rouge         LA        SW         SAIF        AMSE         07/14/95    20.125
FCB     Falmouth Co-Operative Bank          Falmouth            MA        NE         BIF         AMSE         03/28/96    16.500
FFBI    First Financial Bancorp Inc.        Belvidere           IL        MW         SAIF        NASDAQ       10/04/93    18.125
FFDF    FFD Financial Corp.                 Dover               OH        MW         SAIF        NASDAQ       04/03/96    14.375
FLKY    First Lancaster Bancshares          Lancaster           KY        MW         SAIF        NASDAQ       07/01/96    15.500
FTNB    Fulton Bancorp Inc.                 Fulton              MO        MW         SAIF        NASDAQ       10/18/96    19.750
FTSB    Fort Thomas Financial Corp.         Fort Thomas         KY        MW         SAIF        NASDAQ       06/28/95    10.500
GFSB    GFS Bancorp Inc.                    Grinnell            IA        MW         SAIF        NASDAQ       01/06/94    13.875
GLBK    Glendale Co-Operative Bank          Everett             MA        NE         BIF         NASDAQ       01/10/94    27.000
GUPB    GFSB Bancorp Inc.                   Gallup              NM        SW         SAIF        NASDAQ       06/30/95    19.000
GWBC    Gateway Bancorp Inc.                Catlettsburg        KY        MW         SAIF        NASDAQ       01/18/95    17.500
HBBI    Home Building Bancorp               Washington          IN        MW         SAIF        NASDAQ       02/08/95    21.000
HCFC    Home City Financial Corp.           Springfield         OH        MW         SAIF        NASDAQ       12/30/96    13.750
HHFC    Harvest Home Financial Corp.        Cheviot             OH        MW         SAIF        NASDAQ       10/10/94    11.000
HWEN    Home Financial Bancorp              Spencer             IN        MW         SAIF        NASDAQ       07/02/96    15.000
HZFS    Horizon Financial Svcs Corp.        Oskaloosa           IA        MW         SAIF        NASDAQ       06/30/94    19.250
INCB    Indiana Community Bank SB           Lebanon             IN        MW         SAIF        NASDAQ       12/15/94    16.000
JOAC    Joachim Bancorp Inc.                De Soto             MO        MW         SAIF        NASDAQ       12/28/95    14.500
KYF     Kentucky First Bancorp Inc.         Cynthiana           KY        MW         SAIF        AMSE         08/29/95    10.875
LOGN    Logansport Financial Corp.          Logansport          IN        MW         SAIF        NASDAQ       06/14/95    13.875
LONF    London Financial Corporation        London              OH        MW         SAIF        NASDAQ       04/01/96    14.750
LXMO    Lexington B&L Financial Corp.       Lexington           MO        MW         SAIF        NASDAQ       06/06/96    16.125
MBSP    Mitchell Bancorp Inc.               Spruce Pine         NC        SE         SAIF        NASDAQ       07/12/96    16.375
MCBN    Mid-Coast Bancorp Inc.              Waldoboro           ME        NE         SAIF        NASDAQ       11/02/89    19.500
MIVI    Mississippi View Holding Co.        Little Falls        MN        MW         SAIF        NASDAQ       03/24/95    14.750
MONT    Montgomery Financial Corp.          Crawfordsville      IN        MW         SAIF        NASDAQ       07/01/97    11.313
MRKF    Market Financial Corporation        Mount Healthy       OH        MW         SAIF        NASDAQ       03/27/97    13.250
MSBF    MSB Financial Inc.                  Marshall            MI        MW         SAIF        NASDAQ       02/06/95    23.750
NSLB    NS&L Bancorp Inc.                   Neosho              MO        MW         SAIF        NASDAQ       06/08/95    17.250
NTMG    Nutmeg Federal S&LA                 Danbury             CT        NE         SAIF        NASDAQ             NA     8.500
NWEQ    Northwest Equity Corp.              Amery               WI        MW         SAIF        NASDAQ       10/11/94    15.000
PCBC    Perry County Financial Corp.        Perryville          MO        MW         SAIF        NASDAQ       02/13/95    22.000
PFFC    Peoples Financial Corp.             Massillon           OH        MW         SAIF        NASDAQ       09/13/96    15.625
PSFC    Peoples-Sidney Financial Corp.      Sidney              OH        MW         SAIF        NASDAQ       04/28/97    14.125
PSFI    PS Financial Inc.                   Chicago             IL        MW         SAIF        NASDAQ       11/27/96    14.625
PWBK    Pennwood Bancorp Inc.               Pittsburgh          PA        MA         SAIF        NASDAQ       07/15/96    15.500
RELI    Reliance Bancshares Inc.            Milwaukee           WI        MW         SAIF        NASDAQ       04/19/96     8.375
SCBS    Southern Community Bancshares       Cullman             AL        SE         SAIF        NASDAQ       12/23/96    14.625
SCCB    S. Carolina Community Bancshrs      Winnsboro           SC        SE         SAIF        NASDAQ       07/07/94    18.875
SFFC    StateFed Financial Corporation      Des Moines          IA        MW         SAIF        NASDAQ       01/05/94    19.000
SFNB    Security First Network Bank         Atlanta             GA        SE         SAIF        NASDAQ             NA     8.750
SOBI    Sobieski Bancorp Inc.               South Bend          IN        MW         SAIF        NASDAQ       03/31/95    14.938
SSB     Scotland Bancorp Inc                Laurinburg          NC        SE         SAIF        AMSE         04/01/96    16.000
SZB     SouthFirst Bancshares Inc.          Sylacauga           AL        SE         SAIF        AMSE         02/14/95    16.250
THR     Three Rivers Financial Corp.        Three Rivers        MI        MW         SAIF        AMSE         08/24/95    16.000
TRIC    Tri-County Bancorp Inc.             Torrington          WY        WE         SAIF        NASDAQ       09/30/93    23.500
USAB    USABancshares, Inc.                 Philadelphia        PA        MA         BIF         NASDAQ             NA     9.875
WCFB    Webster City Federal SB (MHC)       Webster City        IA        MW         SAIF        NASDAQ       08/15/94    16.125
WHGB    WHG Bancshares Corp.                Lutherville         MD        MA         SAIF        NASDAQ       04/01/96    15.250

Maximum                                                                                                                   69.750
Minimum                                                                                                                    8.375
Average                                                                                                                   16.761
Median                                                                                                                    15.563

Source: SNL & F&C calculations         2

FERGUSON & COMPANY
------------------

                                Exhibit VI.1 - Comparative Group Selection

              Current      Price/      Price/      Current      Current                Current        Total
               Market         LTM        Core       Price/     Price/ T      Price/   Dividend       Assets
                Value    Core EPS         EPS       Book V       Book V      Assets      Yield       ($000)
Ticker           ($M)         (x)         (x)          (%)          (%)         (%)        (%)          MRQ
ALBC             6.02       24.34       12.71        96.85        96.85        8.63       1.36       66,316
AMFC            14.22          NA       18.44       103.22       103.22       16.82       1.63       93,643
ATSB             6.61       46.53       28.55        91.57        92.58        9.31       1.59       71,031
CBES            18.19          NA       18.49       103.92       103.92       19.11       2.25       95,219
CCFH            13.60       50.00          NM       114.74       114.74       16.42       3.33       86,940
CENB            28.41          NA       14.78        94.96        94.96       28.43       2.87       99,948
CIBI            12.11       12.88       11.81       107.87       107.87       12.42       2.09       97,446
CKFB            17.85       22.38       22.92       116.03       116.03       29.65       2.29       60,197
CNSB            27.69          NA       26.17       113.71       113.71       28.23       1.19       98,104
CRZY            13.32       20.38       19.49        91.89        91.89       25.59       3.02       52,042
CSBF            11.30       37.50       50.00        93.90        99.59       23.55        -         47,996
CZF             19.36       33.54       29.60       155.41       155.41       25.84       1.99       74,942
FCB             24.00       32.35       37.50       108.77       108.77       26.59       1.21       90,267
FFBI             7.53       18.69       18.13       103.57       103.57        8.08        -         93,156
FFDF            20.91          NA       22.46        99.07        99.07       24.52       2.09       85,286
FLKY            14.86          NA       24.22       107.34       107.34       36.74        -         40,448
FTNB            33.96          NA       35.27       136.49       136.49       34.14       1.01       99,464
FTSB            14.86       22.34       17.50       103.04       103.04       16.58       2.38       94,681
GFSB            13.71       13.34       12.39       134.32       134.32       15.55       1.87       88,154
GLBK             6.68       25.23       27.00       110.38       110.38       18.08        -         36,927
GUPB            15.28       22.62       22.62       112.56       112.56       18.35       2.11       86,911
GWBC            18.83          NA       23.03       109.65       109.65       28.61       2.29       65,806
HBBI             6.54       28.00       15.91       105.63       105.63       13.98       1.43       46,804
HCFC            13.09          NA       16.37        85.67        85.67       19.19       2.33       68,235
HHFC            10.06       22.00       15.28        99.01        99.01       12.37       3.64       83,103
HWEN             7.29          NA       25.00        99.21        99.21       18.48       1.33       39,443
HZFS             8.19       18.16       13.75        99.59        99.59       10.45       1.66       78,368
INCB            14.75       33.33       26.67       130.40       130.40       16.15       2.25       91,329
JOAC            11.03       37.18       51.79       106.70       106.70       30.92       3.45       35,656
KYF             14.35       15.76       13.59       100.14       100.14       16.13       4.60       88,923
LOGN            17.46       15.42       14.45       111.80       111.80       21.98       2.88       79,298
LONF             7.60          NA       21.69       100.82       100.82       20.03       1.63       37,937
LXMO            17.54          NA       31.01       106.30       106.30       29.36       1.86       59,748
MBSP            15.85          NA       24.08       107.94       107.94       46.76        -         33,894
MCBN             4.51       13.00        9.95        90.24        90.24        7.76       2.67       57,838
MIVI            12.08       17.35       17.56        94.86        94.86       17.31       1.09       69,755
MONT            18.70          NA          NA           NA           NA          NA       3.54       93,627
MRKF            17.70          NA          NA        90.82        90.82       31.41        -         56,343
MSBF            14.94       15.03       14.84       119.11       119.11       19.79       2.36       75,630
NSLB            12.20       29.74       23.96       105.44       105.44       21.01       2.90       58,089
NTMG             6.17       25.00       19.32       115.65       115.65        6.58        -         93,645
NWEQ            12.58       14.15       13.39       105.71       105.71       13.23       3.20       95,097
PCBC            17.79       16.92       17.74       121.82       121.82       22.31       1.82       79,714
PFFC            23.30          NA       27.90        96.57        96.57       25.98       3.20       89,687
PSFC            25.22          NA          NA           NA           NA          NA        -         93,734
PSFI            31.91          NA       18.28        98.29        98.29       42.49       2.19       75,118
PWBK             9.46          NA       17.61       101.31       101.31       19.73       2.07       47,929
RELI            21.18          NA       29.91        94.21           NA       45.22        -         46,836
SCBS            16.63          NA       18.28       108.01       108.01       23.73       2.05       70,106
SCCB            13.29       26.96       26.22       110.32       110.32       28.64       3.18       46,412
SFFC            14.89       14.07       13.57       100.00       100.00       17.60       2.11       85,282
SFNB            73.79          NM          NM       230.87       234.58       92.69        -         79,581
SOBI            11.35       26.21       20.75        85.26        85.26       14.35       1.87       79,080
SSB             29.44          NA       23.53       116.45       116.45       42.71       1.88       68,924
SZB             13.76       95.59       31.25       102.72       102.72       14.36       3.08       92,910
THR             13.18       17.20       18.18       105.06       105.47       14.45       2.25       91,165
TRIC            14.31       18.36       15.88       108.65       108.65       16.64       2.55       85,975
USAB             5.90       35.27       30.86       118.83       121.91       15.00        -         39,301
WCFB            33.86          NA       23.71       154.31       154.31       36.35       4.96       93,160
WHGB            22.30          NA       27.23       108.93       108.93       23.84       1.31       98,458

Maximum         73.79       95.59       51.79       230.87       234.58       92.69       4.96       99,948
Minimum          4.51       12.88        9.95        85.26        85.26        6.58        -         33,894
Average         16.56       26.19       22.23       109.41       109.92       23.11       1.90       73,851
Median          14.55       22.38       20.75       105.67       105.71       19.76       2.06       79,189

Source: SNL & F&C calculations         3

FERGUSON & COMPANY
------------------
                  Exhibit VI.1 - Comparative Group Selection

                       Tangible                             ROAA        ROAA       ROACE       ROACE
            Equity/     Equity/       Core       Core     Before      Before      Before      Before
             Assets    T Assets        EPS        EPS      Extra       Extra       Extra       Extra
                (%)         (%)        ($)        ($)        (%)         (%)         (%)         (%)
Ticker          MRQ         MRQ        LTM        MRQ        LTM         MRQ         LTM         MRQ
ALBC           8.90        8.90       0.94       0.45       0.09        0.69        0.93        7.68
AMFC          16.30       16.30         NA       0.20       0.70        1.04        3.73        6.15
ATSB          10.17       10.07       0.27       0.11       0.29        0.42        2.91        4.16
CBES          18.39       18.39         NA       0.24       0.77        1.10          NA        5.90
CCFH          14.31       14.31       0.33      (0.13)      0.27        0.14        1.49        0.97
CENB          29.94       29.94         NA       1.18         NA        1.80          NA        9.12
CIBI          11.52       11.52       0.99       0.27       0.67        1.01        5.53        8.86
CKFB          23.68       23.68       0.86       0.21       1.30        1.21        5.08        4.96
CNSB          24.81       24.81         NA       0.16       0.54        0.94          NA        3.81
CRZY          27.84       27.84       0.65       0.17       1.00        1.30        3.36        4.63
CSBF          25.07       23.98       0.32       0.06       0.44        0.48        1.62        1.90
CZF           16.62       16.62       0.60       0.17       0.51        1.03        3.00        6.16
FCB           24.45       24.45       0.51       0.11       0.84        0.80        3.44        3.22
FFBI           7.80        7.80       0.97       0.25      (0.02)       0.64       (0.26)       8.23
FFDF          24.74       24.74         NA       0.16       0.77        0.90        3.22        3.61
FLKY          34.24       34.24         NA       0.16       1.15        1.48        3.52        4.15
FTNB          25.01       25.01         NA       0.14         NA        0.91          NA        3.65
FTSB          16.09       16.09       0.47       0.15       0.50        0.97        2.48        5.58
GFSB          11.57       11.57       1.04       0.28       0.98        1.27        8.41       11.06
GLBK          16.38       16.38       1.07       0.25       0.74        0.75        4.63        4.58
GUPB          16.30       16.30       0.84       0.21       0.74        0.81        3.86        4.76
GWBC          26.09       26.09         NA       0.19       0.82        1.28        3.26        4.94
HBBI          12.07       12.07       0.75       0.33       0.20        0.83        1.48        6.78
HCFC          20.61       20.61         NA       0.21         NA        1.04          NA        5.08
HHFC          12.50       12.50       0.50       0.18       0.27        0.78        1.89        6.27
HWEN          18.63       18.63         NA       0.15       0.57        0.81          NA        4.16
HZFS          10.50       10.50       1.06       0.35       0.43        0.79        3.87        7.35
INCB          12.39       12.39       0.48       0.15       0.17        0.60        1.29        4.77
JOAC          28.98       28.98       0.39       0.07       0.51        0.63        1.74        2.13
KYF           16.11       16.11       0.69       0.20       0.80        1.17        3.95        7.02
LOGN          19.65       19.65       0.90       0.24       1.17        1.39        5.27        7.02
LONF          19.87       19.87         NA       0.17       0.74        0.86        3.51        4.17
LXMO          27.62       27.62         NA       0.13       0.90        1.00          NA        3.40
MBSP          43.32       43.32         NA       0.17         NA        1.83          NA        4.21
MCBN           8.60        8.60       1.50       0.49       0.40        0.87        4.42        9.16
MIVI          18.26       18.26       0.85       0.21       0.68        1.02        3.74        5.89
MONT           9.83        9.83         NA         NA       0.31        0.62          NA          NA
MRKF          34.60       34.60         NA         NA         NA        0.68          NA        2.56
MSBF          16.61       16.61       1.58       0.40       1.20        1.40        6.05        7.76
NSLB          19.92       19.92       0.58       0.18       0.50        0.86        2.31        4.19
NTMG           6.17        6.17       0.34       0.11       0.31        0.68        4.73       11.41
NWEQ          11.42       11.42       1.06       0.28       0.78        0.95        6.25        8.00
PCBC          18.32       18.32       1.30       0.31       0.78        1.18        4.14        6.34
PFFC          26.90       26.90         NA       0.14       0.48        0.88          NA        3.23
PSFC          10.15       10.15         NA         NA         NA        0.90          NA          NA
PSFI          43.23       43.23         NA       0.20         NA        2.25          NA        5.32
PWBK          19.47       19.47         NA       0.22       0.61        1.02          NA        5.15
RELI          47.98          NA         NA       0.07       1.76        1.54          NA        3.14
SCBS          21.97       21.97         NA       0.20       0.44        1.15          NA        5.20
SCCB          25.96       25.96       0.70       0.18       0.82        1.05        3.01        4.04
SFFC          17.60       17.60       1.35       0.35       1.04        1.27        5.61        7.18
SFNB          42.48       42.09      (4.48)     (0.83)    (27.53)     (21.61)     (71.40)     (66.46)
SOBI          15.40       15.40       0.57       0.18       0.28        0.67        1.64        4.04
SSB           36.69       36.69         NA       0.17       1.47        1.73        4.07        4.70
SZB           13.98       13.98       0.17       0.13       0.04        0.51        0.29        3.65
THR           13.76       13.71       0.93       0.22       0.57        0.80        3.91        5.68
TRIC          15.31       15.31       1.28       0.37       0.77        1.07        5.16        6.93
USAB          12.62       12.34       0.28       0.08       0.53        0.55        4.66        4.31
WCFB          23.55       23.55         NA       0.17       1.01        1.50        4.44        6.38
WHGB          21.89       21.89         NA       0.14       0.55        0.84        2.39        3.69

Maximum       47.98       43.32       1.58       1.18       1.76        2.25        8.41       11.41
Minimum        6.17        6.17      (4.48)     (0.83)    (27.53)     (21.61)     (71.40)     (66.46)
Average       20.42       19.92       0.63       0.20       0.13        0.62        1.79        4.17
Median        18.36       18.32       0.73       0.18       0.61        0.93        3.52        4.95

Source: SNL & F&C calculations         4

FERGUSON & COMPANY          Exhibit VI.1 - Comparative Group Selection
------------------

                                                                                              Loans      Loans
                                 NPAs/     Loans/   Loans/   Deposits/    Borrowings/     Serviced   Serviced/
          Merger      Current   Assets   Deposits   Assets      Assets         Assets   For Others      Assets
          Target?     Pricing      (%)        (%)      (%)         (%)            (%)       ($000)         (%)    Reasons for
Ticker     (Y/N)         Date      MRQ        MRQ      MRQ         MRQ            MRQ          MRQ         MRQ    Excluding
                                                                                                                  -----------

ALBC         N       07/03/97       NA      96.00    72.82       75.86          13.98           NA          NA    Selected
AMFC         N       07/03/97     0.58     102.67    74.08       72.16          10.14            -           -    B
ATSB         N       07/03/97     2.84      99.62    71.64       71.92          17.12       28,600       40.26    D, F
CBES         N       07/03/97     0.77     120.99    90.20       74.55           5.25           NA          NA    B
CCFH         N       07/03/97     0.34      98.57    81.85       83.04           1.73        9,845       11.32    C
CENB         N       07/03/97     0.39      85.80    59.65       69.53              -            -           -    B, E
CIBI         N       07/03/97     0.72     103.55    76.52       73.90          13.99           NA          NA    Selected
CKFB         N       07/03/97     0.89     126.34    89.94       71.19           3.73            -           -    Selected
CNSB         N       07/03/97     0.45      84.97    63.45       74.68              -       21,613       22.03    B, E
CRZY         N       07/03/97     0.23      99.07    53.55       54.05          17.31           79        0.15    E
CSBF         N       07/03/97       NA      77.10    57.40       74.45              -           NA          NA    E
CZF          Y       07/03/97     0.20      74.06    60.58       81.79              -        1,219        1.63    E, G
FCB          N       07/03/97     0.02      69.97    52.09       74.45           0.87          439        0.49    E
FFBI         N       07/03/97     0.27     107.55    78.27       72.77          18.20       51,539       55.33    F
FFDF         N       07/03/97       NA      97.24    62.33       64.10          10.06           NA          NA    B, E
FLKY         N       07/03/97     0.45     159.08    86.38       54.30          10.34            -           -    B
FTNB         N       07/03/97       NA     127.14    85.77       67.46           6.54           NA          NA    B
FTSB         N       07/03/97     2.02     123.64    89.47       72.36          10.25            -           -    D
GFSB         N       07/03/97     1.54     131.52    87.02       66.16          21.53       19,961       22.64    D, F
GLBK         Y       07/03/97        -      47.28    39.49       83.53              -            -           -    E, G
GUPB         N       07/03/97       NA      82.01    52.16       63.61          18.93           NA          NA    E
GWBC         Y       07/03/97     0.60      41.54    30.53       73.49              -            -           -    B, E, G
HBBI         N       07/03/97     0.52      76.19    60.41       79.29           7.91            -           -    E
HCFC         N       07/03/97     0.62     108.24    78.99       72.98           5.87        2,351        3.45    B
HHFC         N       07/03/97     0.15      76.48    52.98       69.27          17.69           NA          NA    E
HWEN         N       07/03/97       NA     136.75    83.14       60.80          20.28            -           -    B
HZFS         N       07/03/97     1.02      92.53    66.63       72.01          16.74        1,636        2.09    Selected
INCB         N       07/03/97       NA      90.47    78.66       86.95              -           NA          NA    Selected
JOAC         N       07/03/97     0.68      96.06    66.88       69.62              -            -           -    Selected
KYF          N       07/03/97        -      90.20    55.35       61.36          21.45            -           -    E
LOGN         N       07/03/97     0.45      96.20    72.05       74.89           4.41            -           -    Selected
LONF         N       07/03/97     0.79      99.44    76.82       77.26           2.11            -           -    B
LXMO         N       07/03/97     0.63     105.88    75.06       70.90              -           NA          NA    B
MBSP         N       07/03/97     2.06     151.66    81.33       53.63              -            -           -    B, D
MCBN         N       07/03/97     0.40     113.92    83.59       73.38          17.62        6,941       12.00    Selected
MIVI         N       07/03/97     0.21      80.25    64.36       80.20              -            -           -    E
MONT         N       07/03/97     1.36     115.47    89.62       77.61          11.14           NA          NA    B
MRKF         N       07/03/97        -      70.50    45.19       64.10              -           NA          NA    B, E
MSBF         N       07/03/97     0.15     159.24    87.12       54.71          27.60       32,891       43.49    F
NSLB         N       07/03/97        -      75.11    55.13       73.40           5.16            -           -    E
NTMG         N       07/03/97     1.11     112.06    91.88       81.99          10.07      310,005      331.04    F
NWEQ         N       07/03/97       NA     126.90    82.14       64.73          23.24           NA          NA    Selected
PCBC         N       07/03/97     0.05      19.97    15.58       78.03           3.14            -           -    E
PFFC         N       07/03/97     0.01      74.65    53.79       72.06              -            -           -    B, E
PSFC         N       07/03/97     0.70     106.43    92.40       86.82           2.67            -           -    B
PSFI         N       07/03/97     0.43      85.49    47.65       55.73              -            -           -    B, E
PWBK         N       07/03/97     0.83      61.44    46.68       75.97           3.07          150        0.31    B, E
RELI         N       07/03/97        -     151.52    58.38       38.53          12.81           NA          NA    B, E
SCBS         N       07/03/97     2.20      73.15    56.76       77.59              -            -           -    B, D, E
SCCB         N       07/03/97     1.78     105.88    77.65       73.34              -           NA          NA    D
SFFC         N       07/03/97     0.70     133.97    79.59       59.41          22.28            -           -    Selected
SFNB         N       07/03/97       NA      14.03     6.82       48.59           1.41           NA          NA    B, E
SOBI         N       07/03/97     0.25      98.14    73.21       74.60           8.98            -           -    Selected
SSB          N       07/03/97        -     111.91    69.00       61.66              -            -           -    B
SZB          N       07/03/97     0.50     105.19    72.25       68.69          15.16            -           -    C
THR          N       07/03/97     1.21     101.03    66.49       65.81          19.02       14,112       15.48    Selected
TRIC         N       07/03/97     0.05      73.28    41.69       56.89          26.87          159        0.18    E
USAB         N       07/03/97     0.62      58.62    46.17       78.77           8.03           NA          NA    E
WCFB         N       07/03/97     0.27      77.06    57.65       74.82           0.31            -           -    A, B, E
WHGB         N       07/03/97     0.39     110.51    80.02       72.41           4.06           NA          NA    B

Maximum                           2.84     159.24    92.40       86.95          27.60      310,005      331.04
Minimum                              -      14.03     6.82       38.53              -            -           -
Average                           0.64      96.53    66.74       70.14           8.32       11,941       13.38
Median                            0.45      98.36    70.32       72.39           5.56            -           -

Source: SNL & F&C calculation         5

FERGUSON & COMPANY         Exhibit VI.2 - Comparative Group Selected


                                                                               Deposit                                Current
                                                                               Insurance                                Stock
                                                                               Agency                                   Price
Ticker       Short Name                      City             State   Region   (BIF/SAIF)    Exchange    IPO Date         ($)

ALBC         Albion Banc Corp.               Albion           NY      MA       SAIF          NASDAQ      07/26/93      22.875
CIBI         Community Investors Bancorp     Bucyrus          OH      MW       SAIF          NASDAQ      02/07/95      12.750
CKFB         CKF Bancorp Inc.                Danville         KY      MW       SAIF          NASDAQ      01/04/95      19.250
HZFS         Horizon Financial Svcs Corp.    Oskaloosa        IA      MW       SAIF          NASDAQ      06/30/94      19.250
INCB         Indiana Community Bank SB       Lebanon          IN      MW       SAIF          NASDAQ      12/15/94      16.000
JOAC         Joachim Bancorp Inc.            De Soto          MO      MW       SAIF          NASDAQ      12/28/95      14.500
LOGN         Logansport Financial Corp.      Logansport       IN      MW       SAIF          NASDAQ      06/14/95      13.875
MCBN         Mid-Coast Bancorp Inc.          Waldoboro        ME      NE       SAIF          NASDAQ      11/02/89      19.500
NWEQ         Northwest Equity Corp.          Amery            WI      MW       SAIF          NASDAQ      10/11/94      15.000
SFFC         StateFed Financial Corporation  Des Moines       IA      MW       SAIF          NASDAQ      01/05/94      19.000
SOBI         Sobieski Bancorp Inc.           South Bend       IN      MW       SAIF          NASDAQ      03/31/95      14.938
THR          Three Rivers Financial Corp.    Three Rivers     MI      MW       SAIF          AMSE        08/24/95      16.000

Maximum                                                                                                                22.875
Minimum                                                                                                                12.750
Average                                                                                                                16.912
Median                                                                                                                 16.000

Source: SNL & F&C calculations        6

FERGUSON & COMPANY  Exhibit VI.2 - Comparative Group Selected
------------------

               Current          Price/        Price/       Current      Current                    Current        Total
                Market             LTM          Core        Price/     Price/ T       Price/      Dividend       Assets
                 Value        Core EPS           EPS        Book V       Book V       Assets         Yield       ($000)
Ticker            ($M)             (x)           (x)           (%)          (%)          (%)           (%)          MRQ
ALBC              6.02           24.34         12.71         96.85        96.85         8.63          1.36       66,316
CIBI             12.11           12.88         11.81        107.87       107.87        12.42          2.09       97,446
CKFB             17.85           22.38         22.92        116.03       116.03        29.65          2.29       60,197
HZFS              8.19           18.16         13.75         99.59        99.59        10.45          1.66       78,368
INCB             14.75           33.33         26.67        130.40       130.40        16.15          2.25       91,329
JOAC             11.03           37.18         51.79        106.70       106.70        30.92          3.45       35,656
LOGN             17.46           15.42         14.45        111.80       111.80        21.98          2.88       79,298
MCBN              4.51           13.00          9.95         90.24        90.24         7.76          2.67       57,838
NWEQ             12.58           14.15         13.39        105.71       105.71        13.23          3.20       95,097
SFFC             14.89           14.07         13.57        100.00       100.00        17.60          2.11       85,282
SOBI             11.35           26.21         20.75         85.26        85.26        14.35          1.87       79,080
THR              13.18           17.20         18.18        105.06       105.47        14.45          2.25       91,165

Maximum          17.85           37.18         51.79        130.40       130.40        30.92          3.45       97,446
Minimum           4.51           12.88          9.95         85.26        85.26         7.76          1.36       35,656
Average          11.99           20.69         19.16        104.63       104.66        16.47          2.34       76,423
Median           12.35           17.68         14.10        105.39       105.59        14.40          2.25       79,189

FERGUSON & COMPANY                     Exhibit VI.2 - Comparative Group Selected
------------------

                            Tangible                                      ROAA         ROAA           ROACE           ROACE
             Equity/         Equity/          Core        Core          Before       Before          Before          Before
              Assets        T Assets           EPS         EPS           Extra        Extra           Extra           Extra
                 (%)             (%)           ($)         ($)             (%)          (%)             (%)             (%)
Ticker           MRQ             MRQ           LTM         MRQ             LTM          MRQ             LTM             MRQ
ALBC            8.90            8.90          0.94        0.45            0.09         0.69            0.93            7.68
CIBI           11.52           11.52          0.99        0.27            0.67         1.01            5.53            8.86
CKFB           23.68           23.68          0.86        0.21            1.30         1.21            5.08            4.96
HZFS           10.50           10.50          1.06        0.35            0.43         0.79            3.87            7.35
INCB           12.39           12.39          0.48        0.15            0.17         0.60            1.29            4.77
JOAC           28.98           28.98          0.39        0.07            0.51         0.63            1.74            2.13
LOGN           19.65           19.65          0.90        0.24            1.17         1.39            5.27            7.02
MCBN            8.60            8.60          1.50        0.49            0.40         0.87            4.42            9.16
NWEQ           11.42           11.42          1.06        0.28            0.78         0.95            6.25            8.00
SFFC           17.60           17.60          1.35        0.35            1.04         1.27            5.61            7.18
SOBI           15.40           15.40          0.57        0.18            0.28         0.67            1.64            4.04
THR            13.76           13.71          0.93        0.22            0.57         0.80            3.91            5.68

Maximum        28.98           28.98          1.50        0.49            1.30         1.39            6.25            9.16
Minimum         8.60            8.60          0.39        0.07            0.09         0.60            0.93            2.13
Average        15.20           15.20          0.92        0.27            0.62         0.91            3.80            6.40
Median         13.08           13.05          0.94        0.26            0.54         0.84            4.17            7.10

Source: SNL & F&C calculations         8

FERGUSON & COMPANY         Exhibit VI.2 - Comparative Group Selected
------------------

                                                                                                                Loans         Loans
                                     NPAs/      Loans/       Loans/      Deposits/      Borrowings/          Serviced     Serviced/
           Merger      Current      Assets    Deposits       Assets         Assets           Assets        For Others        Assets
           Target?     Pricing         (%)         (%)          (%)            (%)              (%)             ($000)          (%)
Ticker      (Y/N)         Date         MRQ         MRQ          MRQ            MRQ              MRQ               MRQ           MRQ

ALBC          N       07/03/97          NA       96.00        72.82          75.86            13.98                NA            NA
CIBI          N       07/03/97        0.72      103.55        76.52          73.90            13.99                NA            NA
CKFB          N       07/03/97        0.89      126.34        89.94          71.19             3.73                 -             -
HZFS          N       07/03/97        1.02       92.53        66.63          72.01            16.74             1,636          2.09
INCB          N       07/03/97          NA       90.47        78.66          86.95                -                NA            NA
JOAC          N       07/03/97        0.68       96.06        66.88          69.62                -                 -             -
LOGN          N       07/03/97        0.45       96.20        72.05          74.89             4.41                 -             -
MCBN          N       07/03/97        0.40      113.92        83.59          73.38            17.62             6,941         12.00
NWEQ          N       07/03/97          NA      126.90        82.14          64.73            23.24                NA            NA
SFFC          N       07/03/97        0.70      133.97        79.59          59.41            22.28                 -             -
SOBI          N       07/03/97        0.25       98.14        73.21          74.60             8.98                 -             -
THR           N       07/03/97        1.21      101.03        66.49          65.81            19.02            14,112         15.48

Maximum                               1.21      133.97        89.94          86.95            23.24            14,112         15.48
Minimum                               0.25       90.47        66.49          59.41                -                 -             -
Average                               0.70      106.26        75.71          71.86            12.00             2,836          3.70
Median                                0.70       99.59        74.87          72.70            13.99                 -             -


Source: SNL & F&C calculations         9

                                  EXHIBIT VII

FERGUSON & COMPANY                Exhibit VII
------------------           Pro Forma Assumptions


1. Net proceeds from the conversion were invested at the beginning of the period at 5.65%, which was the approximate rate on the one-year treasury bill on June 30, 1997. This rate was selected because it is considered more representative of the rate the Association is likely to earn.

2. First Federal's ESOP will acquire 8% of the conversion stock with loan proceeds obtained from the Holding Company; therefore, there will be no interest expense. We assumed that the ESOP expense is 1/28th annually of the initial purchase. The ESOP loan is expected to have a 28 year life.

3. First Federal's RP will acquire 4% of the stock through open market purchases at $10 per share and the expense is recognized ratably over five years as the shares vest.

4. All pro forma income and expense items are adjusted for income taxes at a combined state and federal rate of 36.0%.

5. In calculating the pro forma adjustments to net worth, the ESOP and RP are deducted in accordance with generally accepted accounting principles.

6. Pro forma calculations assume that First Federal contributes 20,000 shares, valued at $200,000, from authorized but unissued shares at the time of conversion, to a charitable foundation. Pro forma calculations assume that outstanding shares after conversion are equal to the number of shares determined from the appraisal plus the 20,000 shares issued to the foundation.

7. Earnings per share ("EPS") calculations have ignored AICPA SOP 93-6. Calculating EPS under SOP 93-6 and assuming 1/28th of the ESOP shares are committed to be released and allocated to the individual accounts at the beginning of the period would yield EPS of $.89, $.80, $.73, and $.67, and price to earnings ratios of 11.2, 12.5, 13.7, and 14.9, at the minimum, midpoint, maximum, and supermaximum of the range, respectively.

FERGUSON & COMPANY
------------------

                                  Exhibit VII
                   Pro Forma Effect of Conversion Proceeds
               At the Minimum of the Conversion Valuation Range
                    Valuation Date as of September 2, 1997

First Federal S&LA, Cheraw, SC
--------------------------------------------------------------------------------------
1.    Conversion Proceeds
      Pro Forma Market Value                                                           $     14,025,000
      Less:  Estimated Expenses                                                                (614,000)
                                                                                      ------------------
      Net Conversion Proceeds                                                          $     13,411,000

2.    Estimated Additional Income From Conversion Proceeds
      Net Conversion Proceeds                                                          $     13,411,000
      Less:  ESOP Contributions                                                              (1,122,000)
              RP Contributions                                                                 (561,000)
                                                                                      ------------------
      Net Conversion Proceeds after ESOP & RP                                          $     11,728,000
      Estimated Incremental Rate of Return(1)                                                      3.62%
                                                                                      ------------------
      Estimated Additional Income                                                      $        424,084
      Less:  ESOP Expense                                                                       (25,646)
              RP Expense                                                                        (71,808)
                                                                                      ------------------
                                                                                       $        326,631
                                                                                      ==================


3.    Pro Forma Calculations


                                                 Before              Conversion               After
      Period                                   Conversion              Results              Conversion
                                         ----------------------------------------------------------------
a.    Pro Forma Earnings
      Twelve Months Ended
      June 30, 1997                        $         845,000      $        326,631      $      1,171,631

b.    Pro Forma Net Worth
      June 30, 1997                        $      11,090,000      $     11,800,000      $     22,890,000

c.    Pro Forma Net Assets
      June 30, 1997                        $      60,538,000      $     11,728,000      $     72,266,000


(1) Assumes Proceeds can be reinvested at 5.65 percent and earnings taxed at a rate of 36.0 percent.
(2) Pro forma effect on capital includes $72,000 increase related to contribution to charitable foundation.

FERGUSON & COMPANY
------------------


                                  Exhibit VII
                    Pro Forma Effect of Conversion Proceeds
               At the Midpoint of the Conversion Valuation Range
                    Valuation Date as of September 2, 1997


First Federal S&LA, Cheraw, SC
--------------------------------------------------------------------------------
1.    Conversion Proceeds
      Pro Forma Market Valuation                                                        $        16,500,000
      Less:  Estimated Expenses                                                                    (660,000)
                                                                                      ----------------------
      Net Conversion Proceeds                                                           $        15,840,000

2.    Estimated Additional Income From Conversion Proceeds
      Net Conversion Proceeds                                                           $        15,840,000
      Less:  ESOP Contributions                                                                  (1,320,000)
                  RP Contributions                                                                 (660,000)
                                                                                      ----------------------
      Net Conversion Proceeds after ESOP & RP                                           $        13,860,000
      Estimated Incremental Rate of Return(1)                                                          3.62%
                                                                                      ----------------------
      Estimated Additional Income                                                       $           501,178
      Less:  ESOP Expense                                                                           (30,171)
                  RP Expense                                                                        (84,480)
                                                                                      ----------------------
                                                                                        $           386,526
                                                                                      ======================

3.    Pro Forma Calculations


                                                 Before              Conversion               After
      Period                                   Conversion              Results              Conversion
                                         -------------------------------------------------------------------
a.    Pro Forma Earnings
      Twelve Months Ended
      June 30, 1997                       $           845,000   $           386,526    $         1,231,526

b.    Pro Forma Net Worth
      June 30, 1997                       $        11,090,000   $        13,932,000    $        25,022,000

c.    Pro Forma Net Assets
      June 30, 1997                       $        60,538,000   $        13,860,000    $        74,398,000


(1) Assumes Proceeds can be reinvested at 5.65 percent and earnings taxed at a rate of 36.0 percent.

(2) Pro forma effect on capital includes $72,000 increase related to contribution to charitable foundation.

FERGUSON & COMPANY
------------------

                                  Exhibit VII
                    Pro Forma Effect of Conversion Proceeds
               At the Maximum of the Conversion Valuation Range
                    Valuation Date as of September 2, 1997


First Federal S&LA, Cheraw, SC
--------------------------------------------------------------------------------------
1.    Conversion Proceeds
      Pro Forma Market Valuation                                                        $       18,975,000
      Less:  Estimated Expenses                                                                   (706,000)
                                                                                      ----------------------
      Net Conversion Proceeds                                                           $       18,269,000

2.    Estimated Additional Income From Conversion Proceeds
      Net Conversion Proceeds                                                           $       18,269,000
      Less:  ESOP Contributions                                                                 (1,518,000)
                  RP Contributions                                                                (759,000)
                                                                                      ----------------------
      Net Conversion Proceeds after ESOP & RP                                           $       15,992,000
      Estimated Incremental Rate of Return(1)                                                         3.62%
                                                                                      ----------------------
      Estimated Additional Income                                                       $          578,271
      Less:  ESOP Expense                                                                          (34,697)
                  RP Expense                                                                       (97,152)
                                                                                      ----------------------
                                                                                        $          446,422
                                                                                      ----------------------

3.    Pro Forma Calculations


                                                 Before              Conversion               After
      Period                                   Conversion              Results              Conversion
                                         -------------------------------------------------------------------
a.    Pro Forma Earnings
      Twelve Months Ended
      June 30, 1997                       $           845,000   $           446,422    $         1,291,422

b.    Pro Forma Net Worth
      June 30, 1997                       $        11,090,000   $        16,064,000    $        27,154,000

c.    Pro Forma Net Assets
      June 30, 1997                       $        60,538,000   $        15,992,000    $        76,530,000

(1) Assumes Proceeds can be reinvested at 5.65 percent and earnings taxed at a rate of 36.0 percent.

(2) Pro forma effect on capital includes $72,000 increase related to contribution to charitable foundation.

FERGUSON & COMPANY
------------------

                                  Exhibit VII
                    Pro Forma Effect of Conversion Proceeds
               At the SuperMax of the Conversion Valuation Range
                    Valuation Date as of September 2, 1997


First Federal S&LA, Cheraw, SC
--------------------------------------------------------------------------------------
1.    Conversion Proceeds
      Pro Forma Market Valuation                                                       $        21,821,250
      Less:  Estimated Expenses                                                        $          (758,000)
                                                                                      ----------------------
      Net Conversion Proceeds                                                          $        21,063,250

2.    Estimated Additional Income From Conversion Proceeds
      Net Conversion Proceeds                                                          $        21,063,250
      Less:  ESOP Contributions                                                        $        (1,745,700)
                  RP Contributions                                                     $          (872,850)
                                                                                      ----------------------
      Net Conversion Proceeds after ESOP & RP                                          $        18,444,700
      Estimated Incremental Rate of Return(1)                                                         3.62%
                                                                                      ----------------------
      Estimated Additional Income                                                      $           666,960
      Less:  ESOP Expense                                                              $           (39,902)
                  RP Expense                                                           $          (111,725)
                                                                                      ----------------------
                                                                                       $           515,334
                                                                                      ======================

3.    Pro Forma Calculations


                                                 Before              Conversion               After
      Period                                   Conversion              Results              Conversion
                                         -------------------------------------------------------------------
a.    Pro Forma Earnings
      Twelve Months Ended
      June 30, 1997                       $           845,000   $           515,334    $         1,360,334

b.    Pro Forma Net Worth
      June 30, 1997                       $        11,090,000   $        18,516,700    $        29,606,700

c.    Pro Forma Net Assets
      June 30, 1997                       $        60,538,000   $        18,444,700    $        78,982,700


(1) Assumes Proceeds can be reinvested at 5.65 percent and earnings taxed at a rate of 36.0 percent.
(2) Pro forma effect on capital includes $72,000 increase related to contribution to charitable foundation.

FERGUSON & COMPANY
------------------

                                  Exhibit VII
                           Pro Forma Analysis Sheet

Name of Association:           First Federal S&LA, Cheraw, SC                           S. Carolina Publicly        All Publicly
Date of Market Prices:         September 2, 1997                  Comparatives              Held Thrifts            Held Thrifts
                                                                  ------------          --------------------        ------------
                                 Symbols      Value            Mean          Median      Mean        Median       Mean       Median
                               -------------------------       ----          ------      ----        ------       ----       ------
Price-Earnings Ratio               P/E
--------------------
     Last Twelve Months                        N/A
     At Minimum of Range                       12.1
     At Midpoint of Range                      13.6            21.4           17.5       18.8         18.8        16.8        16.7
     At Maximum of Range                       14.8
     At Supermax of Range                      16.2

Price-Book Ratio                   P/B
----------------
     At Minimum of Range                      62.1%
     At Midpoint of Range                     66.7%           111.1           112.6      180.7       180.7        149.9       142.7
     At Maximum of Range                      70.6%
     At Supermax of Range                     74.4%

Price-Asset Ratio                  P/A
-----------------
     At Minimum of Range                      19.7%
     At Midpoint of Range                     22.4%            17.1           15.6       12.7         12.7        15.3        14.3
     At Maximum of Range                      25.1%
     At Supermax of Range                     27.9%

Twelve Mo. Earnings Base            Y                      $     845,000
     Period Ended June 30, 1997

Book Value                          B                      $  11,090,000
     As of June 30, 1997

Total Assets                        A                      $  60,538,000
     As of June 30, 1997

Return on Money (1)                 R                              3.62%

Conversion Expense                  X                      $     660,000
Underwriting Commission             C                              0.00%
Percentage Underwritten             S                              0.00%
Estimated Dividend
     Dollar Amount                 DA                      $     501,000
     Yield                         DY                              3.00%
ESOP Contributions                  P                      $   1,320,000
RP Contributions                    I                      $     660,000
ESOP Annual Expense                 E                      $      30,171
RP Annual Contributions             M                      $      84,480
Cost of ESOP Borrowings             F                              0.00%
Charity Contribution               CC                      $     200,000
After Tax Effect of Charity
  Contribution                    ATEC                     $     128,000

(1) Assumes Proceeds can be reinvested at 5.65 percent and earnings taxed at a rate of 36.0 percent.
(2) Pro forma effect on capital includes $72,000 increase related to contribution to charitable foundation.

FERGUSON & COMPANY
------------------

                      Exhibit VII
                Pro Forma Analysis Sheet



Calculation of Estimated Value (V) at Midpoint Value

1.      V=          P/A(A-X-P-I-CC)           $   16,700,000
                -------------------------
                     1-P/A(1-(CxS))

2.      V=         P/B(B-X-P-I-ATEC)          $   16,700,000
                -------------------------
                     1-P/B(1-(CxX))

3.      V=      P/E(Y-R(X+P+I+CC)-(E+M))      $   16,700,000
                ----------------------------
                    1-P/E(R(1-(CxX))

                                              Value
          Estimated Value                   Per Share             Total Shares                      Date
     --------------------------            -------------        -----------------         -------------------------
            $16,500,000                       $10.00                  1,650,000               September 2, 1997


Range of Value
$16.5 million x 1.15 = $18.975 million or 1,897,500 shares at $10.00 per share $16.5 million x 0.85 = $14.025 million or 1,402,500 shares at $10.00 per share

Note: The calculated value at the midpoint above, $16,700,000, includes the appraised value of $16,500,000 plus the $200,000 (20,000 shares) to be contributed to a charitable foundation from authorized but unissued shares.


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